Filed Pursuant to Rule 433
                                                 Registration No.: 333-127620-11


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED
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


Criteria                             Group1         Group2         Total:
Gross WAC                               7.567          7.181          7.412
--------                             --------       --------       --------
FICO                                      621            648            632
FICO < 600                              35.43          18.71          28.72
FICO 600-650                            35.68          32.96          34.59
--------                             --------       --------       --------
Weighted Average CLTV                   83.28          83.24          83.26
CLTV = 80                               29.99          52.04          38.84
CLTV > 80.01                            48.39          34.76          42.92
LTV 95.01 - 100                         12.23            9.1          10.97
Full Doc %                              64.42          38.94           54.2
Stated Doc %                            32.92          56.79           42.5
--------                             --------       --------       --------
Purchases %                             38.37          75.94          53.44
CO Refi %                               54.61          23.12          41.97
Owner Occuppied                         91.97          99.29          94.91
Prepay Penalty                          74.48          80.07          76.72
DTI %                                   41.28          42.22          41.66
ARM %                                   84.37          90.67          86.89
28's                                    46.86          38.42          43.47
27's                                     9.79           4.88           7.82
1st Lien                                97.61          96.64          97.22
Average Loan Balance               138,280.92     263,149.11     170,797.55
# of Loans                              3,411          1,201          4,612
Loan Balance < $100k                    15.96           3.38          10.91
Mtg Rates > 12%                             0           0.04           0.02
Manuf Housing %                             0              0              0
--------                             --------       --------       --------
Largest State                       CA(13.93%)     CA(41.57%)     CA(25.02%)
Silend 2nd %                             21.6          43.56          30.41
IO Loans %                              20.68          38.06          27.65
5 year IO Term                          19.17          36.77          26.23
2 year IO Term                           0.79           0.96           0.86
IO Fico                                   644            657            651
IO LTV                                  82.49          81.29          81.82
IO DTI                                  41.79          42.16          41.99
IO Full Doc                             59.59          37.88           47.6
IO Purchase                             39.73          76.69          60.14

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Criteria     %      Gross WAC   ------   FICO   FICO < 600   FICO 600-650   ------   Weighted Average CLTV   CLTV = 80
-------------------------------------------------------------------------------------------------------------------------
Group1      59.88       7.567       --    621        35.43          35.68       --                   83.28       29.99
Group2      40.12       7.181       --    648        18.71          32.96       --                   83.24       52.04
Total:        100       7.412       --    632        28.72          34.59       --                   83.26       38.84


Criteria    CLTV > 80.01   LTV 95.01 - 100   Full Doc %   Stated Doc %   -----   Purchases %   CO Refi %   Owner Occuppied
--------------------------------------------------------------------------------------------------------------------------
Group1             48.39             12.23        64.42          32.92      --         38.37       54.61             91.97
Group2             34.76               9.1        38.94          56.79      --         75.94       23.12             99.29
Total:             42.92             10.97         54.2           42.5      --         53.44       41.97             94.91


Criteria    Prepay Penalty   DTI %
----------------------------------
Group1               74.48   41.28
Group2               80.07   42.22
Total:               76.72   41.66


Criteria   ARM %   28's    27's   1st Lien   Average Loan Balance   # of Loans   Loan Balance < $100k   Mtg Rates > 12%
-----------------------------------------------------------------------------------------------------------------------
Group1     84.37   46.86   9.79      97.61             138,280.92        3,411                  15.96                 0
Group2     90.67   38.42   4.88      96.64             263,149.11        1,201                   3.38              0.04
Total:     86.89   43.47   7.82      97.22             170,797.55        4,612                  10.91              0.02


Criteria   Manuf Housing %   -----   Largest State   Silend 2nd %   IO Loans %   5 year IO Term   2 year IO Term   IO Fico   IO LTV
-----------------------------------------------------------------------------------------------------------------------------------
Group1                   0      --    CA(13.93%)             21.6        20.68            19.17             0.79       644    82.49
Group2                   0      --    CA(41.57%)            43.56        38.06            36.77             0.96       657    81.29
Total:                   0      --    CA(25.02%)            30.41        27.65            26.23             0.86       651    81.82


Criteria   IO DTI   IO Full Doc   IO Purchase
---------------------------------------------
Group1      41.79         59.59         39.73
Group2      42.16         37.88         76.69
Total:      41.99          47.6         60.14


This workbook has 4 data sheets for data input:The Structure and Collateral sheets. The Structure sheet is for the structure of the offered notes, input cells are highlighted and an example sheet is shown.

The collateral sheets are for the assets underlying the deal, input cells are highlighted. With the exception of the summary statistics table each cell should contain the weighted percentage of deals that answer the given criteria, e.g. what % are owner occupied, what % have FICO of 640-659 and are IO. The Collateral Total sheet is for the entire deal, with the other sheets for the individual groups.

                 --------------------------------------------
                 Deal launched Date
                 Originator
                 Servicer
                 Collateral
                 Size in USD

                 --------------------------------------------

                 Structure:


Tranche name     Rating: Moodys/S&P     Size (M$)     Spread     WAL     Credit Enhacement
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------


                 --------------------------------------------
                 Excess spread
                 Reserve fund
                 Max reserve fund

                 --------------------------------------------

Example:

                 --------------------------------------------
                 Deal launched Date   Tuesday, March 01, 2005
                 Originator                    XXXXX
                 Servicer                       YYYY
                 Collateral                   Resi B&C
                 Size in USD                500,000,000
                 --------------------------------------------

                 Structure:


Tranche name     Rating: Moodys/S&P     Size (M$)     Spread     WAL     Credit Enhacement
------------------------------------------------------------------------------------------
A1               AAA/AAA                      200                    1              60.00%
A2               AAA/AAA                      140                    3              32.00%
A3               AAA/AAA                       50            6.23/9.66              22.00%
                 AAA/AAA                                                            22.00%
                 AAA/AAA                                                            22.00%
M1               Aa2/AA                        55                    5              11.00%
M2               A2/A                          30                    5               5.00%
M3               A3/A-                          5                  4.6               4.00%
B1               Baa1/BBB+                      5                  4.6               3.00%
B2               Baa2/BBB                       5                  4.5               2.00%
B3               Baa3/BBB-                      5                  4.3               1.00%
B4               Ba1/BB+                        5                                    0.00%
                 N/A

------------------------------------------------------------------------------------------


                 --------------------------------------------
                 Excess spread                          3.92%
                 Reserve fund                           2.65%
                 Max reserve fund                          0%
                 --------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                LTV

                        -----------------------------------------------------------------------------------------
LTV/FICO MATRIX         60-     60-65    65-70    70-75    75-80    80-85     85-90    90-95    95-100    Total
-----------------------------------------------------------------------------------------------------------------
           350-479                                                                                             0
           480-499                                                                                             0
           500-519      0.02%    0.00%    0.01%    0.00%    0.01%     0.07%    0.04%    0.00%     0.00%     0.14%
           520-539      0.04%    0.04%    0.01%    0.11%    0.00%     0.13%    0.02%    0.05%     0.00%     0.39%
           540-559      0.11%    0.01%    0.02%    0.06%    0.06%     0.07%    0.07%    0.10%     0.00%     0.49%
           560-579      0.09%    0.01%    0.02%    0.14%    0.03%     0.09%    0.06%    0.00%     0.04%     0.49%
           580-599      0.18%    0.09%    0.05%    0.06%    0.09%     0.25%    0.22%    0.21%     0.13%     1.29%
           600-619      0.43%    0.10%    0.09%    0.18%    0.24%     0.39%    0.18%    0.22%     0.13%     1.96%
FIXED      620-639      0.50%    0.10%    0.08%    0.11%    0.20%     0.53%    0.06%    0.20%     0.21%     1.98%
FICO       640-659      0.40%    0.08%    0.13%    0.18%    0.12%     0.58%    0.22%    0.12%     0.31%     2.14%
           660-679      0.39%    0.00%    0.11%    0.14%    0.12%     0.49%    0.20%    0.11%     0.27%     1.82%
           680-699      0.27%    0.02%    0.00%    0.03%    0.05%     0.29%    0.10%    0.19%     0.12%     1.07%
           700-719      0.11%    0.00%    0.00%    0.03%    0.03%     0.23%    0.02%    0.05%     0.04%     0.51%
           720-739      0.03%    0.00%    0.00%    0.00%    0.14%     0.08%    0.00%    0.05%     0.11%     0.40%
           740-759      0.02%    0.00%    0.00%    0.00%    0.02%     0.00%    0.06%    0.00%     0.08%     0.18%
           760-779      0.04%    0.00%    0.00%    0.04%    0.00%     0.01%    0.00%    0.00%     0.00%     0.08%
           780-799      0.00%    0.00%    0.00%    0.00%    0.00%     0.07%    0.00%    0.03%     0.00%     0.10%
           800-850      0.00%    0.00%    0.06%    0.00%    0.00%     0.00%    0.00%    0.00%     0.00%     0.06%
-----------------------------------------------------------------------------------------------------------------
           Total        2.60%    0.45%    0.59%    1.08%    1.10%     3.27%    1.25%    1.32%     1.44%    13.11%
-----------------------------------------------------------------------------------------------------------------
           350-479                                                                                          0.00%
           480-499                                                                                          0.00%
           500-519      0.20%    0.05%    0.11%    0.09%    0.21%     0.21%    0.14%    0.01%     0.00%     1.02%
           520-539      0.18%    0.14%    0.37%    0.43%    0.40%     0.70%    1.00%    0.08%     0.01%     3.30%
           540-559      0.30%    0.20%    0.16%    0.38%    0.55%     0.66%    0.60%    0.97%     0.09%     3.91%
           560-579      0.41%    0.13%    0.27%    0.27%    0.56%     1.45%    1.51%    2.25%     1.39%     8.22%
           580-599      0.25%    0.02%    0.16%    0.23%    0.74%     2.87%    1.08%    2.40%     1.69%     9.45%
           600-619      0.33%    0.19%    0.13%    0.44%    0.85%     4.97%    1.01%    2.46%     1.71%    12.09%
ARM        620-639      0.48%    0.11%    0.05%    0.10%    0.53%     6.03%    0.47%    1.71%     1.69%    11.16%
FICO       640-659      0.31%    0.16%    0.09%    0.09%    1.09%     5.44%    0.72%    1.47%     2.00%    11.36%
           660-679      0.32%    0.03%    0.02%    0.13%    0.65%     5.36%    0.30%    1.18%     0.99%     8.99%
           680-699      0.15%    0.07%    0.02%    0.09%    0.30%     4.47%    0.06%    0.99%     1.10%     7.25%
           700-719      0.09%    0.00%    0.04%    0.08%    0.27%     2.71%    0.12%    0.63%     0.39%     4.34%
           720-739      0.09%    0.02%    0.05%    0.01%    0.08%     2.19%    0.12%    0.27%     0.36%     3.20%
           740-759      0.02%    0.00%    0.00%    0.04%    0.02%     1.11%    0.00%    0.07%     0.14%     1.42%
           760-779      0.03%    0.00%    0.01%    0.00%    0.01%     0.54%    0.00%    0.14%     0.10%     0.82%
           780-799      0.06%    0.00%    0.03%    0.00%    0.00%     0.11%    0.00%    0.03%     0.03%     0.26%
           800-850      0.03%    0.00%    0.00%    0.00%    0.00%     0.06%    0.00%    0.00%     0.01%     0.09%
-----------------------------------------------------------------------------------------------------------------
           Total        3.25%    1.11%    1.52%    2.38%    6.24%    38.86%    7.12%   14.68%    11.71%    86.88%
-----------------------------------------------------------------------------------------------------------------


                                                             CLTV (including silent seconds)
                  ------------------------------------------------------------------------------------------------------------------
CLTV/FICO MATRIX  60-     60-65    65-70    70-75    75-80    80-85    85-90    90-95    95-100    100-105    105-110   110+  Total
------------------------------------------------------------------------------------------------------------------------------------
       350-479                                                                                                                 0.00%
       480-499                                                                                                                 0.00%
       500-519    0.02%    0.00%    0.01%    0.00%    0.01%    0.07%    0.04%    0.00%     0.00%      0.00%                    0.14%
       520-539    0.07%    0.04%    0.00%    0.10%    0.00%    0.12%    0.02%    0.05%     0.00%      0.00%                    0.39%
       540-559    0.12%    0.01%    0.02%    0.06%    0.05%    0.07%    0.06%    0.09%     0.00%      0.01%                    0.49%
       560-579    0.10%    0.01%    0.02%    0.14%    0.02%    0.07%    0.06%    0.00%     0.04%      0.02%                    0.49%
       580-599    0.05%    0.09%    0.05%    0.06%    0.07%    0.11%    0.22%    0.20%     0.16%      0.28%                    1.29%
       600-619    0.15%    0.10%    0.09%    0.18%    0.20%    0.26%    0.17%    0.25%     0.11%      0.47%                    1.96%
FIXED  620-639    0.32%    0.10%    0.08%    0.11%    0.22%    0.33%    0.07%    0.16%     0.16%      0.44%                    1.98%
FICO   640-659    0.13%    0.08%    0.13%    0.18%    0.05%    0.29%    0.21%    0.14%     0.21%      0.70%                    2.14%
       660-679    0.12%    0.00%    0.11%    0.14%    0.10%    0.23%    0.20%    0.11%     0.08%      0.75%                    1.82%
       680-699    0.03%    0.02%    0.00%    0.03%    0.04%    0.13%    0.10%    0.22%     0.10%      0.40%                    1.07%
       700-719    0.03%    0.00%    0.00%    0.03%    0.02%    0.12%    0.02%    0.05%     0.01%      0.23%                    0.51%
       720-739    0.01%    0.00%    0.00%    0.00%    0.14%    0.02%    0.00%    0.05%     0.10%      0.08%                    0.40%
       740-759    0.02%    0.00%    0.00%    0.00%    0.00%    0.00%    0.06%    0.00%     0.06%      0.04%                    0.18%
       760-779    0.02%    0.00%    0.00%    0.04%    0.00%    0.01%    0.00%    0.00%     0.00%      0.01%                    0.08%
       780-799    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.03%     0.00%      0.07%                    0.10%
       800-850    0.00%    0.00%    0.06%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%                    0.06%
------------------------------------------------------------------------------------------------------------------------------------
       Total      1.18%    0.45%    0.58%    1.07%    0.91%    1.83%    1.22%    1.34%     1.03%      3.49%         0     0   13.11%
------------------------------------------------------------------------------------------------------------------------------------
       350-479                                                                                                                 0.00%
       480-499                                                                                                                 0.00%
       500-519    0.23%    0.03%    0.11%    0.09%    0.21%    0.19%    0.12%    0.01%     0.01%      0.01%                    1.02%
       520-539    0.78%    0.14%    0.35%    0.36%    0.29%    0.48%    0.62%    0.08%     0.09%      0.10%                    3.30%
       540-559    0.53%    0.19%    0.15%    0.37%    0.43%    0.51%    0.48%    0.73%     0.21%      0.32%                    3.91%
       560-579    1.82%    0.10%    0.25%    0.24%    0.43%    0.75%    0.95%    1.37%     1.42%      0.89%                    8.22%
       580-599    1.37%    0.02%    0.13%    0.16%    0.64%    0.90%    1.04%    1.72%     1.09%      2.39%                    9.45%
       600-619    1.66%    0.21%    0.10%    0.38%    0.36%    0.52%    0.90%    1.99%     0.80%      5.18%                   12.09%
ARM    620-639    1.54%    0.11%    0.03%    0.01%    0.07%    0.62%    0.42%    1.38%     0.97%      6.03%                   11.16%
FICO   640-659    1.75%    0.06%    0.06%    0.07%    0.62%    0.25%    0.66%    1.18%     0.93%      5.79%                   11.36%
       660-679    1.05%    0.03%    0.06%    0.10%    0.24%    0.21%    0.16%    1.17%     0.65%      5.28%                    8.96%
       680-699    0.74%    0.07%    0.02%    0.08%    0.11%    0.15%    0.06%    0.61%     0.75%      4.67%                    7.25%
       700-719    0.57%    0.00%    0.00%    0.06%    0.02%    0.09%    0.09%    0.37%     0.34%      2.79%                    4.34%
       720-739    0.38%    0.02%    0.00%    0.00%    0.03%    0.06%    0.12%    0.09%     0.29%      2.19%                    3.20%
       740-759    0.16%    0.00%    0.00%    0.04%    0.00%    0.07%    0.00%    0.07%     0.04%      1.03%                    1.42%
       760-779    0.13%    0.00%    0.00%    0.00%    0.01%    0.03%    0.00%    0.14%     0.02%      0.49%                    0.82%
       780-799    0.08%    0.00%    0.03%    0.00%    0.00%    0.00%    0.00%    0.03%     0.00%      0.12%                    0.26%
       800-850    0.03%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.07%                    0.09%
------------------------------------------------------------------------------------------------------------------------------------
       Total     12.82%    0.97%    1.30%    1.96%    3.46%    4.84%    5.62%   10.94%     7.60%     37.33%         0     0   86.85%
------------------------------------------------------------------------------------------------------------------------------------


                IO                      Mortgage Insurance
---------------------   ----------------------------------
      350-479                 350-479
      480-499                 480-499
      500-519   0.013         500-519
      520-539   0.078         520-539
      540-559   0.112         540-559
      560-579   1.419         560-579
      580-599   1.808         580-599
      600-619   3.616         600-619
FICO  620-639   4.382   FICO  620-639
      640-659   4.578         640-659
      660-679   4.288         660-679
      680-699   3.236         680-699
      700-719   2.144         700-719
      720-739   1.158         720-739
      740-759   0.413         740-759
      760-779   0.286         760-779
      780-799   0.123         780-799
      800-850       0         800-850


                                                                            DTI

DTI/FICO matrix      ---------------------------------------------------------------------------------------------------------------
                     <20     20-24.9    25-29.9    30-34.9    35-39.9    40-44.9    45-49.9    50-54.9    55-59.9       60+   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
product fico range
  ARM   300-500

        500-550      0.05%      0.22%      0.36%      0.60%      0.95%      1.43%      1.59%      1.07%      0.09%    0.00%    6.36%
        550-575      0.28%      0.12%      0.46%      0.78%      1.22%      1.51%      1.87%      0.95%      0.06%    0.05%    7.29%
        575-600      0.33%      0.49%      0.54%      0.97%      1.93%      2.39%      3.73%      1.71%      0.15%    0.00%   12.25%
        600-620      0.21%      0.40%      0.78%      1.00%      2.07%      2.67%      3.27%      1.31%      0.31%    0.06%   12.09%
        620-650      0.38%      0.42%      0.75%      1.22%      2.32%      4.13%      4.70%      2.36%      0.43%    0.00%   16.72%
        650-680      0.23%      0.29%      0.60%      1.17%      2.29%      3.93%      4.25%      1.85%      0.18%    0.01%   14.80%
        680-700      0.12%      0.29%      0.26%      0.51%      1.06%      1.51%      2.13%      1.27%      0.11%    0.00%    7.25%
        700-750      0.30%      0.12%      0.38%      0.77%      1.31%      2.01%      2.45%      1.01%      0.00%    0.00%    8.34%
        750-800      0.03%      0.08%      0.28%      0.13%      0.14%      0.58%      0.31%      0.08%      0.05%    0.00%    1.68%
        800-900      0.00%      0.00%      0.00%      0.00%      0.03%      0.01%      0.06%      0.00%      0.00%    0.00%    0.09%
------------------------------------------------------------------------------------------------------------------------------------
        Total           2%         2%         4%         7%        13%        20%        24%        12%         1%       0%   86.88%
------------------------------------------------------------------------------------------------------------------------------------
 Fixed  300-500

        500-550      0.00%      0.02%      0.03%      0.12%      0.08%      0.12%      0.24%      0.11%      0.06%    0.01%    0.78%
        550-575      0.00%      0.01%      0.10%      0.07%      0.07%      0.04%      0.22%      0.06%      0.01%    0.00%    0.59%
        575-600      0.02%      0.05%      0.10%      0.12%      0.21%      0.33%      0.40%      0.18%      0.04%    0.01%    1.44%
        600-620      0.02%      0.05%      0.10%      0.18%      0.27%      0.56%      0.51%      0.22%      0.05%    0.00%    1.96%
        620-650      0.06%      0.05%      0.14%      0.22%      0.31%      0.59%      0.95%      0.50%      0.08%    0.00%    2.89%
        650-680      0.02%      0.09%      0.17%      0.28%      0.28%      0.74%      0.81%      0.55%      0.02%    0.09%    3.05%
        680-700      0.03%      0.03%      0.02%      0.14%      0.20%      0.30%      0.21%      0.08%      0.06%    0.00%    1.07%
        700-750      0.02%      0.02%      0.07%      0.03%      0.15%      0.23%      0.29%      0.18%      0.09%    0.00%    1.09%
        750-800      0.00%      0.00%      0.00%      0.02%      0.04%      0.08%      0.00%      0.03%      0.00%    0.00%    0.18%
        800-900      0.00%      0.00%      0.00%      0.00%      0.00%      0.06%      0.00%      0.00%      0.00%    0.00%    0.06%
------------------------------------------------------------------------------------------------------------------------------------
        Total           0%         0%         1%         1%         2%         3%         4%         2%         0%       0%   13.11%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             General Pool Statistics
--------------------------------------------------------------------------------

                 Geographic distribution
-------------------------------------------------------
State                                             %
-------------------------------------------------------
AK                                                 0.14
AL                                                 1.05
AR                                                 0.33
AZ                                                 3.66
CA                                                25.02
CO                                                 1.27
CT                                                    1
DC                                                 0.32
DE                                                 0.37
FL                                                10.66
GA                                                 3.31
HI                                                  0.2
IA                                                 0.37
ID                                                 0.53
IL                                                10.42
IN                                                 1.45
KS                                                 0.58
KY                                                 0.26
LA                                                 1.34
MA                                                 1.54
MD                                                  5.8
ME                                                 0.08
MI                                                 2.04
MN                                                 3.55
MO                                                 1.22
MS                                                 0.61
MT                                                 0.03
NC                                                    1
NE                                                 0.35
NH                                                 0.12
NJ                                                 1.88
NM                                                  0.3
NV                                                 1.43
NY                                                 2.16
OH                                                 1.43
OK                                                 0.21
OR                                                  1.9
PA                                                 1.37
RI                                                 0.96
SC                                                 0.48
SD                                                 0.05
TN                                                 1.07
TX                                                 1.56
UT                                                 0.71
VA                                                  2.7
VT                                                 0.04
WA                                                 2.06
WI                                                    1
WV                                                 0.05
WY                                                 0.05
Washington DC
-------------------------------------------------------


Documentation
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Full Documentation                                 54.2
Stated Documentation                               42.5
Reduced Documentation                              3.23
No documentation                                   0.07
-------------------------------------------------------


Occupancy Status
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Primary Residence                                 94.91
Second / Vacation                                  1.11
Non Owner Occupied                                 3.98
-------------------------------------------------------


Distribution by Property Type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
2-4 FAMILY                                         6.62
CONDO                                              6.63
CONDO HI-RISE                                      0.02
PUD                                                9.31
SINGLE FAMILY                                     76.23
TOWNHOUSE                                          1.19
-------------------------------------------------------


Repayment type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
2 YR ARM                                          43.47
2 YR ARM BALLOON 30/15                             0.92
2 YR ARM BALLOON 40/30                             7.72
2 YR ARM IO                                       21.65
3 YR ARM                                           7.82
3 YR ARM BALLOON 40/30                             0.44
3 YR ARM IO                                        4.34
5 YR ARM                                           0.31
5 YR ARM IO                                        0.23
FIXED                                              9.82
FIXED BALLOON 30/15                                0.88
OTHER                                              2.41
-------------------------------------------------------


Prepay penalty
-------------------------------------------------------
                                                  %
-------------------------------------------------------
1 year                                             6.76
2 year                                             55.9
3 year                                            13.97
other                                              0.09
none                                              23.28
-------------------------------------------------------


Rate type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Fixed                                             13.11
ARM                                               86.89
-------------------------------------------------------


Borrower type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
1st Lien                                          97.22
2nd lien                                           2.78
-------------------------------------------------------


Mortgage purpose
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Purchase                                          53.44
Rate/Term refinance                                4.58
Equity refinance                                  41.97
-------------------------------------------------------


Summary statistics
-------------------------------------------------------
Number of loans                                    4612
Total principal balance                     787718285.3
Average outstanding balance                  170797.547
Largest outstanding balance                   847246.02
WA LTV                                           81.054
LTV >90%                                         0.1408
WA Remaining Term (Months)                          352
WA Seasoning (months)                              3.13
WA Credit Score                                 631.823
WA Net Mortgage Rate                              6.901
WA Neg Am limit
-------------------------------------------------------


Periodic Cap
-------------------------------------------------------
                                                  %
-------------------------------------------------------
                       0.50%
                       1.00%                      29.85
                       1.50%                      57.01
                       2.00%                       0.03
NA or fixed rate                                  13.11
-------------------------------------------------------


Conforming
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Conforming                                        80.09
Non conforming                                    19.91
-------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                LTV

                       -----------------------------------------------------------------------------------------
LTV/FICO MATRIX        60-     60-65    65-70    70-75    75-80    80-85     85-90    90-95    95-100    Total
----------------------------------------------------------------------------------------------------------------
          350-479                                                                                             0
          480-499                                                                                             0
          500-519      0.03%    0.00%    0.01%    0.00%    0.01%     0.12%    0.06%    0.00%     0.00%     0.24%
          520-539      0.06%    0.07%    0.00%    0.10%    0.00%     0.21%    0.03%    0.00%     0.00%     0.47%
          540-559      0.18%    0.02%    0.03%    0.10%    0.09%     0.11%    0.12%    0.09%     0.00%     0.74%
          560-579      0.14%    0.02%    0.04%    0.15%    0.06%     0.14%    0.11%    0.00%     0.07%     0.72%
          580-599      0.29%    0.15%    0.09%    0.11%    0.14%     0.42%    0.28%    0.33%     0.21%     2.02%
          600-619      0.54%    0.16%    0.15%    0.21%    0.33%     0.56%    0.29%    0.24%     0.16%     2.64%
FIXED     620-639      0.63%    0.16%    0.06%    0.18%    0.14%     0.61%    0.10%    0.13%     0.26%     2.28%
FICO      640-659      0.44%    0.02%    0.06%    0.14%    0.09%     0.73%    0.29%    0.19%     0.39%     2.36%
          660-679      0.37%    0.00%    0.06%    0.23%    0.08%     0.43%    0.10%    0.18%     0.34%     1.79%
          680-699      0.16%    0.03%    0.00%    0.04%    0.09%     0.27%    0.03%    0.32%     0.17%     1.13%
          700-719      0.12%    0.00%    0.00%    0.05%    0.05%     0.24%    0.03%    0.03%     0.07%     0.60%
          720-739      0.03%    0.00%    0.00%    0.00%    0.07%     0.08%    0.00%    0.08%     0.06%     0.32%
          740-759      0.04%    0.00%    0.00%    0.00%    0.03%     0.00%    0.00%    0.00%     0.04%     0.10%
          760-779      0.06%    0.00%    0.00%    0.06%    0.00%     0.01%    0.00%    0.00%     0.00%     0.13%
          780-799      0.00%    0.00%    0.00%    0.00%    0.00%     0.06%    0.00%    0.04%     0.00%     0.10%
          800-850                                                                                          0.00%
----------------------------------------------------------------------------------------------------------------
          Total        3.08%    0.64%    0.51%    1.37%    1.19%     4.01%    1.45%    1.63%     1.76%    15.63%
----------------------------------------------------------------------------------------------------------------
          350-479                                                                                          0.00%
          480-499                                                                                          0.00%
          500-519      0.34%    0.05%    0.09%    0.15%    0.35%     0.31%    0.16%    0.02%     0.00%     1.45%
          520-539      0.30%    0.23%    0.33%    0.71%    0.60%     0.98%    1.37%    0.09%     0.02%     4.64%
          540-559      0.39%    0.25%    0.27%    0.40%    0.89%     1.05%    0.81%    1.14%     0.08%     5.29%
          560-579      0.48%    0.13%    0.45%    0.44%    0.56%     1.42%    1.72%    2.55%     1.68%     9.43%
          580-599      0.38%    0.03%    0.27%    0.39%    0.90%     3.15%    1.07%    2.30%     1.90%    10.40%
          600-619      0.42%    0.16%    0.22%    0.45%    0.75%     5.08%    1.00%    2.24%     2.18%    12.50%
ARM       620-639      0.45%    0.09%    0.08%    0.08%    0.42%     3.99%    0.60%    2.29%     2.41%    10.41%
FICO      640-659      0.25%    0.10%    0.16%    0.10%    0.83%     4.11%    0.88%    1.88%     2.43%    10.74%
          660-679      0.27%    0.05%    0.04%    0.09%    0.65%     3.53%    0.20%    1.56%     1.04%     7.44%
          680-699      0.14%    0.11%    0.04%    0.14%    0.30%     2.65%    0.10%    1.08%     1.08%     5.65%
          700-719      0.05%    0.00%    0.07%    0.13%    0.07%     1.41%    0.15%    0.58%     0.37%     2.83%
          720-739      0.06%    0.01%    0.00%    0.02%    0.10%     1.06%    0.12%    0.34%     0.11%     1.82%
          740-759      0.02%    0.00%    0.00%    0.00%    0.00%     0.54%    0.00%    0.07%     0.21%     0.84%
          760-779      0.01%    0.00%    0.01%    0.00%    0.01%     0.41%    0.00%    0.15%     0.06%     0.66%
          780-799      0.05%    0.00%    0.05%    0.00%    0.00%     0.04%    0.00%    0.00%     0.04%     0.18%
          800-850      0.05%    0.00%    0.00%    0.00%    0.00%     0.00%    0.00%    0.00%     0.01%     0.06%
----------------------------------------------------------------------------------------------------------------
          Total        3.66%    1.22%    2.07%    3.12%    6.45%    29.73%    8.18%   16.29%    13.63%    84.34%
----------------------------------------------------------------------------------------------------------------


                                                             CLTV (including silent seconds)
                  ------------------------------------------------------------------------------------------------------------------
CLTV/FICO MATRIX  60-     60-65    65-70    70-75    75-80    80-85    85-90    90-95    95-100    100-105    105-110   110+  Total
------------------------------------------------------------------------------------------------------------------------------------
        350-479                                                                                                                0.00%
        480-499                                                                                                                0.00%
        500-519   0.03%    0.00%    0.01%    0.00%    0.01%    0.12%    0.06%    0.00%     0.00%      0.00%                    0.24%
        520-539   0.09%    0.07%    0.00%    0.09%    0.00%    0.20%    0.03%    0.00%     0.00%      0.00%                    0.47%
        540-559   0.20%    0.02%    0.03%    0.10%    0.08%    0.11%    0.10%    0.07%     0.00%      0.02%                    0.74%
        560-579   0.16%    0.02%    0.04%    0.15%    0.04%    0.12%    0.11%    0.00%     0.06%      0.03%                    0.72%
        580-599   0.08%    0.15%    0.09%    0.11%    0.11%    0.19%    0.28%    0.31%     0.26%      0.44%                    2.02%
        600-619   0.24%    0.16%    0.15%    0.21%    0.25%    0.34%    0.28%    0.25%     0.17%      0.58%                    2.64%
FIXED   620-639   0.52%    0.16%    0.06%    0.18%    0.18%    0.42%    0.10%    0.07%     0.11%      0.47%                    2.28%
FICO    640-659   0.22%    0.02%    0.06%    0.14%    0.09%    0.48%    0.27%    0.20%     0.27%      0.59%                    2.36%
        660-679   0.18%    0.00%    0.06%    0.23%    0.08%    0.30%    0.10%    0.18%     0.13%      0.52%                    1.79%
        680-699   0.04%    0.03%    0.00%    0.04%    0.06%    0.13%    0.03%    0.36%     0.16%      0.26%                    1.13%
        700-719   0.05%    0.00%    0.00%    0.05%    0.03%    0.17%    0.03%    0.03%     0.02%      0.21%                    0.60%
        720-739   0.02%    0.00%    0.00%    0.00%    0.07%    0.04%    0.00%    0.08%     0.08%      0.02%                    0.32%
        740-759   0.04%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.06%                    0.10%
        760-779   0.04%    0.00%    0.00%    0.06%    0.00%    0.01%    0.00%    0.00%     0.01%      0.02%                    0.13%
        780-799   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.04%     0.00%      0.06%                    0.10%
        800-850                                                                                                                0.00%
------------------------------------------------------------------------------------------------------------------------------------
        Total     1.92%    0.64%    0.51%    1.36%    1.02%    2.63%    1.40%    1.59%     1.28%      3.29%      0.00%  0.00% 15.63%
------------------------------------------------------------------------------------------------------------------------------------
        350-479                                                                                                                0.00%
        480-499                                                                                                                0.00%
        500-519   0.36%    0.05%    0.09%    0.15%    0.36%    0.28%    0.13%    0.02%     0.02%      0.02%                    1.45%
        520-539   1.14%    0.23%    0.29%    0.61%    0.43%    0.65%    0.93%    0.08%     0.09%      0.17%                    4.64%
        540-559   0.89%    0.22%    0.25%    0.38%    0.71%    0.86%    0.54%    0.89%     0.13%      0.41%                    5.29%
        560-579   2.43%    0.09%    0.41%    0.40%    0.44%    0.96%    0.88%    1.64%     1.38%      0.80%                    9.43%
        580-599   1.63%    0.03%    0.22%    0.27%    0.73%    0.88%    0.95%    1.77%     1.00%      2.90%                   10.40%
        600-619   2.21%    0.19%    0.17%    0.36%    0.35%    0.49%    0.96%    1.74%     0.80%      5.22%                   12.50%
ARM     620-639   2.18%    0.09%    0.05%    0.02%    0.11%    0.46%    0.52%    1.65%     0.89%      4.44%                   10.41%
FICO    640-659   2.14%    0.10%    0.11%    0.07%    0.68%    0.32%    0.86%    1.44%     1.15%      3.86%                   10.74%
        660-679   0.92%    0.05%    0.10%    0.04%    0.40%    0.36%    0.17%    1.24%     0.71%      3.46%                    7.44%
        680-699   0.85%    0.11%    0.04%    0.13%    0.15%    0.22%    0.10%    0.73%     0.70%      2.63%                    5.65%
        700-719   0.57%    0.00%    0.00%    0.10%    0.04%    0.16%    0.11%    0.36%     0.24%      1.26%                    2.83%
        720-739   0.24%    0.00%    0.00%    0.00%    0.05%    0.00%    0.12%    0.05%     0.21%      1.15%                    1.82%
        740-759   0.13%    0.00%    0.00%    0.00%    0.00%    0.03%    0.00%    0.07%     0.07%      0.54%                    0.84%
        760-779   0.15%    0.00%    0.00%    0.00%    0.01%    0.00%    0.00%    0.14%     0.04%      0.31%                    0.66%
        780-799   0.07%    0.00%    0.05%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.06%                    0.18%
        800-850   0.05%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.01%                    0.06%
------------------------------------------------------------------------------------------------------------------------------------
        Total    15.95%    1.17%    1.78%    2.52%    4.46%    5.67%    6.28%   11.83%     7.41%     27.25%      0.00%  0.00% 84.34%
------------------------------------------------------------------------------------------------------------------------------------


                IO                      Mortgage Insurance
---------------------   ----------------------------------
      350-479                 350-479
      480-499                 480-499
      500-519   0.022         500-519
      520-539    0.13         520-539
      540-559   0.186         540-559
      560-579   1.452         560-579
      580-599   1.703         580-599
      600-619   3.122         600-619
FICO  620-639   3.166   FICO  620-639
      640-659   3.458         640-659
      660-679   2.725         660-679
      680-699   2.371         680-699
      700-719   1.331         700-719
      720-739   0.551         720-739
      740-759     0.2         740-759
      760-779   0.166         760-779
      780-799   0.095         780-799
      800-850       0         800-850


                                                                             DTI

DTI/FICO matrix      ---------------------------------------------------------------------------------------------------------------
                     <20     20-24.9    25-29.9    30-34.9    35-39.9    40-44.9    45-49.9    50-54.9    55-59.9       60+   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
product fico range
  ARM   300-500

        500-550      0.08%      0.34%      0.41%      0.93%      1.52%      2.10%      2.08%      1.18%      0.16%    0.00%    8.80%
        550-575      0.35%      0.17%      0.59%      1.00%      1.17%      1.86%      2.35%      1.16%      0.02%    0.05%    8.73%
        575-600      0.17%      0.37%      0.70%      1.41%      2.21%      3.14%      3.83%      1.72%      0.15%    0.00%   13.69%
        600-620      0.20%      0.27%      0.84%      1.24%      1.92%      2.82%      3.09%      1.63%      0.41%    0.09%   12.50%
        620-650      0.34%      0.55%      1.02%      1.52%      2.17%      3.35%      4.52%      2.07%      0.55%    0.00%   16.09%
        650-680      0.18%      0.28%      0.79%      0.63%      2.15%      3.50%      3.33%      1.43%      0.20%    0.02%   12.51%
        680-700      0.13%      0.32%      0.28%      0.60%      0.84%      0.93%      1.55%      0.88%      0.12%    0.00%    5.65%
        700-750      0.16%      0.05%      0.22%      0.65%      0.84%      1.48%      1.13%      0.59%      0.00%    0.00%    5.12%
        750-800      0.05%      0.06%      0.30%      0.16%      0.10%      0.16%      0.21%      0.14%      0.03%    0.00%    1.21%
        800-900      0.00%      0.00%      0.00%      0.00%      0.05%      0.01%      0.00%      0.00%      0.00%    0.00%    0.06%
------------------------------------------------------------------------------------------------------------------------------------
        Total           2%         2%         5%         8%        13%        19%        22%        11%         2%       0%   84.34%
------------------------------------------------------------------------------------------------------------------------------------
 Fixed  300-500

        500-550      0.00%      0.03%      0.06%      0.17%      0.13%      0.20%      0.23%      0.19%      0.09%    0.01%    1.11%
        550-575      0.00%      0.02%      0.08%      0.11%      0.11%      0.07%      0.28%      0.10%      0.02%    0.00%    0.80%
        575-600      0.03%      0.09%      0.15%      0.19%      0.34%      0.46%      0.63%      0.30%      0.07%    0.01%    2.27%
        600-620      0.03%      0.07%      0.15%      0.27%      0.43%      0.66%      0.77%      0.18%      0.08%    0.00%    2.64%
        620-650      0.09%      0.06%      0.20%      0.32%      0.50%      0.62%      1.10%      0.50%      0.13%    0.00%    3.52%
        650-680      0.02%      0.03%      0.24%      0.28%      0.39%      0.82%      0.67%      0.43%      0.03%    0.01%    2.91%
        680-700      0.05%      0.05%      0.04%      0.09%      0.18%      0.37%      0.13%      0.12%      0.09%    0.01%    1.13%
        700-750      0.03%      0.04%      0.12%      0.05%      0.21%      0.17%      0.26%      0.14%      0.00%    0.00%    1.02%
        750-800      0.01%      0.00%      0.00%      0.04%      0.01%      0.13%      0.00%      0.04%      0.01%    0.00%    0.24%
        800-900

------------------------------------------------------------------------------------------------------------------------------------
        Total           0%         0%         1%         2%         2%         4%         4%         2%         1%       0%   15.63%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             General Pool Statistics
--------------------------------------------------------------------------------

                 Geographic distribution
-------------------------------------------------------
State                                             %
-------------------------------------------------------
AK                                                 0.19
AL                                                 1.27
AR                                                 0.35
AZ                                                 3.65
CA                                                13.93
CO                                                 1.46
CT                                                 1.32
DC                                                 0.44
DE                                                  0.4
FL                                                10.53
GA                                                 3.93
HI                                                 0.34
IA                                                 0.53
ID                                                 0.79
IL                                                12.61
IN                                                  2.2
KS                                                 0.71
KY                                                 0.38
LA                                                 1.49
MA                                                 1.22
MD                                                 6.39
ME                                                  0.1
MI                                                 2.63
MN                                                 5.26
MO                                                 1.75
MS                                                 0.87
MT                                                 0.06
NC                                                 1.47
NE                                                 0.44
NH                                                  0.2
NJ                                                 1.36
NM                                                 0.44
NV                                                 1.62
NY                                                 1.13
OH                                                 1.63
OK                                                 0.26
OR                                                 2.51
PA                                                 1.73
RI                                                 0.81
SC                                                  0.5
SD                                                 0.08
TN                                                 1.51
TX                                                 1.89
UT                                                 0.99
VA                                                 2.74
VT                                                 0.06
WA                                                 2.21
WI                                                 1.57
WV                                                 0.01
WY                                                 0.08
-------------------------------------------------------


Documentation
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Full Documentation                                64.42
Stated Documentation                              32.92
Reduced Documentation                              2.66
No documentation
-------------------------------------------------------

Occupancy Status
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Primary Residence                                 91.97
Second / Vacation                                  1.74
Non Owner Occupied                                  6.3
-------------------------------------------------------


Distribution by Property Type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
2-4 FAMILY                                         5.29
CONDO                                              6.66
CONDO HI-RISE                                      0.03
PUD                                                7.76
SINGLE FAMILY                                      78.5
TOWNHOUSE                                          1.76
-------------------------------------------------------


Repayment type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
2 YR ARM                                          46.86
2 YR ARM BALLOON 30/15                             0.61
2 YR ARM BALLOON 40/30                              7.4
2 YR ARM IO                                       14.48
3 YR ARM                                           9.79
3 YR ARM BALLOON 40/30                             0.38
3 YR ARM IO                                        4.38
5 YR ARM                                           0.17
5 YR ARM IO                                         0.3
FIXED                                             12.18
FIXED BALLOON 30/15                                0.88
OTHER                                              2.57
-------------------------------------------------------


Prepay penalty
-------------------------------------------------------
                                                  %
-------------------------------------------------------
1 year                                             5.35
2 year                                            53.86
3 year                                            15.21
other                                              0.07
none                                              25.52
-------------------------------------------------------


Rate type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Fixed                                             15.63
ARM                                               84.37
-------------------------------------------------------



Borrower type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
1st Lien                                          97.61
2nd lien                                           2.39
-------------------------------------------------------


Mortgage purpose
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Purchase                                          38.37
Rate/Term refinance                                7.02
Equity refinance                                  54.61
-------------------------------------------------------


Summary statistics
-------------------------------------------------------
Number of loans                                    3411
Total principal balance                     471676204.5
Average outstanding balance                  138280.916
Largest outstanding balance                      495000
WA LTV                                           81.375
LTV >90%                                         0.1688
WA Remaining Term (Months)                          352
WA Seasoning (months)                             3.162
WA Credit Score                                 621.235
WA Net Mortgage Rate                              7.056
WA Neg Am limit
-------------------------------------------------------


AFC

-------------------------------------------------------
                                                  %
-------------------------------------------------------
                             0.50%
                             1.00%                29.17
                             1.50%                55.14
                             2.00%                 0.06
NA or fixed rate                                  15.63
-------------------------------------------------------


Conforming
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Conforming                                          100
Non conforming
-------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                LTV

                        -----------------------------------------------------------------------------------------
LTV/FICO MATRIX         60-     60-65    65-70    70-75    75-80    80-85     85-90    90-95    95-100    Total
-----------------------------------------------------------------------------------------------------------------
           350-479                                                                                          0.00%
           480-499                                                                                          0.00%
           500-519                                                                                          0.00%
           520-539      0.00%    0.00%    0.03%    0.13%    0.00%     0.00%    0.00%    0.12%     0.00%     0.28%
           540-559      0.00%    0.00%    0.00%    0.00%    0.00%     0.00%    0.00%    0.13%     0.00%     0.13%
           560-579      0.01%    0.00%    0.00%    0.13%    0.00%     0.00%    0.00%    0.00%     0.00%     0.14%
           580-599      0.03%    0.00%    0.00%    0.00%    0.00%     0.00%    0.12%    0.04%     0.00%     0.20%
           600-619      0.25%    0.00%    0.00%    0.14%    0.11%     0.14%    0.00%    0.20%     0.09%     0.93%
FIXED      620-639      0.30%    0.00%    0.10%    0.00%    0.27%     0.42%    0.00%    0.31%     0.14%     1.54%
FICO       640-659      0.33%    0.18%    0.23%    0.24%    0.17%     0.35%    0.12%    0.00%     0.19%     1.81%
           660-679      0.42%    0.00%    0.18%    0.00%    0.18%     0.58%    0.34%    0.00%     0.17%     1.87%
           680-699      0.42%    0.00%    0.00%    0.00%    0.00%     0.31%    0.20%    0.00%     0.04%     0.98%
           700-719      0.10%    0.00%    0.00%    0.00%    0.00%     0.21%    0.00%    0.08%     0.00%     0.38%
           720-739      0.02%    0.00%    0.00%    0.00%    0.24%     0.08%    0.00%    0.00%     0.19%     0.53%
           740-759      0.00%    0.00%    0.00%    0.00%    0.00%     0.00%    0.16%    0.00%     0.14%     0.30%
           760-779      0.00%    0.00%    0.00%    0.00%    0.00%     0.09%    0.00%    0.00%     0.00%     0.09%
           780-799      0.00%    0.00%    0.16%    0.00%    0.00%     0.00%    0.00%    0.00%     0.00%     0.16%
           800-850                                                                                          0.00%
-----------------------------------------------------------------------------------------------------------------
           Total        1.87%    0.18%    0.71%    0.64%    0.97%     2.18%    0.95%    0.87%     0.97%     9.33%
-----------------------------------------------------------------------------------------------------------------
           350-479                                                                                          0.00%
           480-499                                                                                          0.00%
           500-519      0.00%    0.05%    0.15%    0.00%    0.00%     0.07%    0.10%    0.00%     0.00%     0.37%
           520-539      0.00%    0.00%    0.43%    0.00%    0.09%     0.27%    0.44%    0.08%     0.00%     1.31%
           540-559      0.16%    0.13%    0.00%    0.34%    0.03%     0.07%    0.28%    0.72%     0.11%     1.84%
           560-579      0.30%    0.13%    0.00%    0.02%    0.54%     1.50%    1.19%    1.80%     0.95%     6.42%
           580-599      0.06%    0.00%    0.00%    0.00%    0.50%     2.45%    1.09%    2.55%     1.38%     8.04%
           600-619      0.20%    0.24%    0.00%    0.42%    0.99%     4.79%    1.03%    2.80%     1.02%    11.48%
ARM        620-639      0.52%    0.12%    0.00%    0.13%    0.70%     9.09%    0.27%    0.84%     0.62%    12.28%
FICO       640-659      0.41%    0.24%    0.00%    0.07%    1.47%     7.42%    0.49%    0.86%     1.35%    12.30%
           660-679      0.39%    0.00%    0.00%    0.18%    0.65%     8.08%    0.46%    0.62%     0.92%    11.30%
           680-699      0.17%    0.00%    0.00%    0.02%    0.29%     7.19%    0.00%    0.86%     1.13%     9.66%
           700-719      0.14%    0.00%    0.00%    0.00%    0.58%     4.66%    0.07%    0.70%     0.42%     6.58%
           720-739      0.14%    0.04%    0.12%    0.00%    0.05%     3.87%    0.13%    0.16%     0.74%     5.25%
           740-759      0.03%    0.00%    0.00%    0.11%    0.05%     1.97%    0.00%    0.08%     0.05%     2.28%
           760-779      0.05%    0.00%    0.00%    0.00%    0.00%     0.72%    0.00%    0.12%     0.16%     1.05%
           780-799      0.08%    0.00%    0.00%    0.00%    0.00%     0.21%    0.00%    0.09%     0.00%     0.37%
           800-850      0.00%    0.00%    0.00%    0.00%    0.00%     0.14%    0.00%    0.00%     0.00%     0.14%
-----------------------------------------------------------------------------------------------------------------
           Total        2.65%    0.95%    0.69%    1.29%    5.95%    52.49%    5.55%   12.26%     8.85%    90.67%
-----------------------------------------------------------------------------------------------------------------


                                                             CLTV (including silent seconds)
                  ------------------------------------------------------------------------------------------------------------------
CLTV/FICO MATRIX  60-     60-65    65-70    70-75    75-80    80-85    85-90    90-95    95-100    100-105    105-110   110+  Total
------------------------------------------------------------------------------------------------------------------------------------
       350-479    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%                    0.00%
       480-499    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%                    0.00%
       500-519    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%                    0.00%
       520-539    0.03%    0.00%    0.00%    0.13%    0.00%    0.00%    0.00%    0.12%     0.00%      0.00%                    0.28%
       540-559    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.13%     0.00%      0.00%                    0.13%
       560-579    0.00%    0.00%    0.00%    0.13%    0.00%    0.00%    0.00%    0.00%     0.01%      0.00%                    0.14%
       580-599    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.12%    0.04%     0.00%      0.03%                    0.20%
       600-619    0.00%    0.00%    0.00%    0.14%    0.11%    0.14%    0.00%    0.24%     0.00%      0.29%                    0.93%
FIXED  620-639    0.02%    0.00%    0.10%    0.00%    0.27%    0.19%    0.01%    0.31%     0.24%      0.38%                    1.54%
FICO   640-659    0.00%    0.18%    0.23%    0.24%    0.00%    0.00%    0.12%    0.05%     0.11%      0.87%                    1.81%
       660-679    0.02%    0.00%    0.18%    0.00%    0.13%    0.12%    0.34%    0.00%     0.00%      1.08%                    1.87%
       680-699    0.00%    0.00%    0.00%    0.00%    0.00%    0.14%    0.20%    0.00%     0.03%      0.61%                    0.98%
       700-719    0.00%    0.00%    0.00%    0.00%    0.00%    0.05%    0.00%    0.08%     0.00%      0.26%                    0.38%
       720-739    0.00%    0.00%    0.00%    0.00%    0.24%    0.00%    0.00%    0.00%     0.13%      0.17%                    0.53%
       740-759    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%                    0.00%
       760-779    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%                    0.00%
       780-799    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.09%                    0.09%
       800-850    0.00%    0.00%    0.16%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%                    0.16%
------------------------------------------------------------------------------------------------------------------------------------
       Total      0.07%    0.18%    0.68%    0.64%    0.76%    0.65%    0.80%    0.96%     0.52%      3.78%      0.00%  0.00%  9.04%
------------------------------------------------------------------------------------------------------------------------------------
       350-479                                                                                                                 0.00%
       480-499                                                                                                                 0.00%
       500-519    0.05%    0.00%    0.15%    0.00%    0.00%    0.07%    0.10%    0.00%     0.00%      0.00%                    0.37%
       520-539    0.25%    0.00%    0.43%    0.00%    0.09%    0.23%    0.15%    0.08%     0.09%      0.00%                    1.31%
       540-559    0.00%    0.13%    0.00%    0.34%    0.00%    0.00%    0.37%    0.50%     0.32%      0.17%                    1.84%
       560-579    0.92%    0.13%    0.00%    0.00%    0.42%    0.43%    1.05%    0.97%     1.49%      1.02%                    6.42%
       580-599    0.98%    0.00%    0.00%    0.00%    0.50%    0.93%    1.16%    1.64%     1.22%      1.62%                    8.04%
       600-619    0.83%    0.24%    0.00%    0.42%    0.38%    0.55%    0.81%    2.35%     0.79%      5.11%                   11.48%
ARM    620-639    0.58%    0.12%    0.00%    0.00%    0.00%    0.86%    0.27%    0.98%     1.09%      8.39%                   12.28%
FICO   640-659    1.16%    0.00%    0.00%    0.07%    0.54%    0.13%    0.35%    0.78%     0.59%      8.67%                   12.30%
       660-679    1.25%    0.00%    0.00%    0.18%    0.00%    0.00%    0.15%    1.08%     0.57%      7.99%                   11.22%
       680-699    0.57%    0.00%    0.00%    0.00%    0.05%    0.06%    0.00%    0.43%     0.82%      7.72%                    9.66%
       700-719    0.58%    0.00%    0.00%    0.00%    0.00%    0.00%    0.07%    0.38%     0.49%      5.06%                    6.58%
       720-739    0.60%    0.04%    0.00%    0.00%    0.00%    0.16%    0.13%    0.16%     0.42%      3.74%                    5.25%
       740-759    0.19%    0.00%    0.00%    0.11%    0.00%    0.12%    0.00%    0.08%     0.00%      1.77%                    2.28%
       760-779    0.09%    0.00%    0.00%    0.00%    0.00%    0.08%    0.00%    0.12%     0.00%      0.76%                    1.05%
       780-799    0.08%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.09%     0.00%      0.21%                    0.37%
       800-850    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.14%                    0.14%
------------------------------------------------------------------------------------------------------------------------------------
       Total      8.14%    0.66%    0.58%    1.12%    1.98%    3.61%    4.62%    9.61%     7.88%     52.38%      0.00%  0.00% #NAME?
------------------------------------------------------------------------------------------------------------------------------------


                IO                      Mortgage Insurance
---------------------   ----------------------------------
      350-479                 350-479
      480-499                 480-499
      500-519       0         500-519
      520-539       0         520-539
      540-559       0         540-559
      560-579   1.369         560-579
      580-599   1.964         580-599
      600-619   4.352         600-619
FICO  620-639   6.195   FICO  620-639
      640-659   6.248         640-659
      660-679   6.622         660-679
      680-699   4.526         680-699
      700-719   3.358         700-719
      720-739   2.062         720-739
      740-759   0.732         740-759
      760-779   0.466         760-779
      780-799   0.166         780-799
      800-850       0         800-850


                                                                            DTI

DTI/FICO matrix      ---------------------------------------------------------------------------------------------------------------
                     <20     20-24.9    25-29.9    30-34.9    35-39.9    40-44.9    45-49.9    50-54.9    55-59.9       60+   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
product fico range
  ARM   300-500

        500-550      0.00%      0.05%      0.28%      0.11%      0.11%      0.42%      0.85%      0.89%      0.00%    0.00%    2.72%
        550-575      0.19%      0.04%      0.26%      0.44%      1.29%      0.98%      1.16%      0.62%      0.12%    0.04%    5.14%
        575-600      0.58%      0.67%      0.32%      0.32%      1.52%      1.28%      3.58%      1.70%      0.15%    0.00%   10.11%
        600-620      0.23%      0.61%      0.70%      0.65%      2.29%      2.44%      3.55%      0.84%      0.17%    0.00%   11.48%
        620-650      0.44%      0.24%      0.35%      0.78%      2.53%      5.29%      4.97%      2.79%      0.26%    0.00%   17.65%
        650-680      0.31%      0.31%      0.32%      1.97%      2.49%      4.57%      5.64%      2.47%      0.16%    0.00%   18.23%
        680-700      0.10%      0.24%      0.24%      0.38%      1.39%      2.37%      2.99%      1.84%      0.11%    0.00%    9.66%
        700-750      0.51%      0.23%      0.61%      0.94%      2.01%      2.80%      4.43%      1.63%      0.00%    0.00%   13.16%
        750-800      0.00%      0.11%      0.24%      0.08%      0.19%      1.21%      0.46%      0.00%      0.09%    0.00%    2.38%
        800-900      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.14%      0.00%      0.00%    0.00%    0.14%
------------------------------------------------------------------------------------------------------------------------------------
        Total           2%         2%         3%         6%        14%        21%        28%        13%         1%       0%   90.67%
------------------------------------------------------------------------------------------------------------------------------------
 Fixed  300-500

        500-550      0.00%      0.00%      0.00%      0.03%      0.00%      0.00%      0.25%      0.00%      0.00%    0.00%    0.28%
        550-575      0.00%      0.00%      0.13%      0.01%      0.00%      0.00%      0.13%      0.00%      0.00%    0.00%    0.27%
        575-600      0.00%      0.00%      0.01%      0.00%      0.00%      0.12%      0.05%      0.01%      0.00%    0.00%    0.20%
        600-620      0.00%      0.02%      0.03%      0.05%      0.02%      0.41%      0.13%      0.27%      0.00%    0.00%    0.93%
        620-650      0.01%      0.04%      0.05%      0.08%      0.01%      0.54%      0.73%      0.49%      0.00%    0.00%    1.95%
        650-680      0.02%      0.19%      0.07%      0.29%      0.13%      0.62%      1.03%      0.72%      0.00%    0.21%    3.27%
        680-700      0.00%      0.00%      0.00%      0.22%      0.22%      0.19%      0.33%      0.02%      0.00%    0.00%    0.98%
        700-750      0.00%      0.00%      0.01%      0.00%      0.05%      0.33%      0.34%      0.24%      0.24%    0.00%    1.21%
        750-800      0.00%      0.00%      0.00%      0.00%      0.09%      0.00%      0.00%      0.00%      0.00%    0.00%    0.09%
        800-900      0.00%      0.00%      0.00%      0.00%      0.00%      0.16%      0.00%      0.00%      0.00%    0.00%    0.16%
------------------------------------------------------------------------------------------------------------------------------------
        Total           0%         0%         0%         1%         1%         2%         3%         2%         0%       0%    9.33%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             General Pool Statistics
--------------------------------------------------------------------------------

                Geographic distribution
-------------------------------------------------------
State                                             %
-------------------------------------------------------
AK                                                 0.06
AL                                                 0.72
AR                                                 0.29
AZ                                                 3.67
CA                                                41.57
CO                                                 0.99
CT                                                 0.51
DC                                                 0.15
DE                                                 0.32
FL                                                10.86
GA                                                 2.38
IA                                                 0.13
ID                                                 0.13
IL                                                 7.14
IN                                                 0.32
KS                                                 0.38
KY                                                 0.08
LA                                                 1.12
MA                                                 2.03
MD                                                 4.92
ME                                                 0.04
MI                                                 1.15
MN                                                    1
MO                                                 0.44
MS                                                 0.22
NC                                                  0.3
NE                                                 0.21
NJ                                                 2.65
NM                                                 0.09
NV                                                 1.13
NY                                                 3.71
OH                                                 1.14
OK                                                 0.14
OR                                                    1
PA                                                 0.82
RI                                                 1.18
SC                                                 0.47
TN                                                 0.42
TX                                                 1.05
UT                                                  0.3
VA                                                 2.65
WA                                                 1.85
WI                                                 0.15
WV                                                  0.1
-------------------------------------------------------


Documentation
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Full Documentation                                38.94
Stated Documentation                              56.79
Reduced Documentation                              4.08
No documentation                                   0.18
-------------------------------------------------------


Occupancy Status
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Primary Residence                                 99.29
Second / Vacation                                  0.18
Non Owner Occupied                                 0.53
-------------------------------------------------------


Distribution by Property Type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
2-4 FAMILY                                          8.6
CONDO                                              6.58
PUD                                               11.62
SINGLE FAMILY                                     72.84
TOWNHOUSE                                          0.35
-------------------------------------------------------


Repayment type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
2 YR ARM                                          38.42
2 YR ARM BALLOON 30/15                             1.37
2 YR ARM BALLOON 40/30                              8.2
2 YR ARM IO                                       32.35
3 YR ARM                                           4.88
3 YR ARM BALLOON 40/30                             0.52
3 YR ARM IO                                        4.29
5 YR ARM                                           0.53
5 YR ARM IO                                        0.12
FIXED                                              6.29
FIXED BALLOON 30/15                                0.88
OTHER                                              2.16
-------------------------------------------------------


Prepay penalty
-------------------------------------------------------
                                                  %
-------------------------------------------------------
1 year                                             8.88
2 year                                            58.94
3 year                                            12.13
other                                              0.12
none                                              19.93
-------------------------------------------------------


Rate type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Fixed                                              9.33
ARM                                               90.67
-------------------------------------------------------


Borrower type
-------------------------------------------------------
                                                  %
-------------------------------------------------------
1st Lien                                          96.64
2nd lien                                           3.36
-------------------------------------------------------


Mortgage purpose
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Purchase                                          75.94
Rate/Term refinance                                0.94
Equity refinance                                  23.12
-------------------------------------------------------


Summary statistics
-------------------------------------------------------
Number of loans                                    1201
Total principal balance                     316042080.8
Average outstanding balance                   263149.11
Largest outstanding balance                   847246.02
WA LTV                                           80.576
LTV >90%                                          0.099
WA Remaining Term (Months)                          352
WA Seasoning (months)                             3.084
WA Credit Score                                  647.62
WA Net Mortgage Rate                              6.669
WA Neg Am limit
-------------------------------------------------------


AFC
-------------------------------------------------------
                                                  %
-------------------------------------------------------
                         0.50%
                         1.00%                    30.87
                         1.50%                     59.8
                         2.00%

NA or fixed rate                                   9.33
-------------------------------------------------------


Conforming
-------------------------------------------------------
                                                  %
-------------------------------------------------------
Conforming                                        50.39
Non conforming                                    49.61
-------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Collateral Analysis                                              $787,718,285.26


                                        Wtd Avg         Percent of       Wtd Avg            Wtd Avg    Wtd Avg    Wtd Avg
FICO Low    FICO High      LTV      Current Balance   Current Balance     GWAC      % MI      FICO       DTI        LTV
--------------------------------------------------------------------------------------------------------------------------
500                 524    > 65%         160,626.77              1.53%      8.40     0.00     514.73      43.12      78.67
525                 549    > 65%         155,985.20              4.51%      8.41     0.00     536.93      41.81      80.43
550                 574    > 65%         167,697.39              7.05%      8.15     0.00     563.66      41.30      84.41
575                 599    > 70%         163,157.59             12.97%      7.87     0.00     586.58      41.56      86.92
600                 624    > 70%         151,300.90             15.85%      7.53     0.00     611.99      41.85      85.50
625                 649    > 70%         170,549.91             15.68%      7.29     0.00     636.80      42.20      85.41
650                 674    > 80%         145,841.63              5.92%      7.55     0.00     660.80      41.33      93.52
675                 699    > 80%         141,349.85              3.45%      7.60     0.00     686.87      41.95      94.26
700                 724    > 80%         163,662.06              1.85%      7.25     0.00     710.93      39.42      92.66
725                 749    > 85%         165,736.38              0.93%      7.16     0.00     736.57      37.41      95.04
750                 774    > 85%         148,119.49              0.36%      7.69     0.00     763.70      36.91      95.69
775                 799    > 85%         110,637.96              0.13%      7.54     0.00     781.18      37.42      94.07
800 max                    > 85%          64,883.44              0.01%      8.60     0.00     800.00      42.79     100.00



FICO Low    % SFD      % PUD     % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
--------------------------------------------------------------------------------------------------------------------
500           75.34      13.87         97.79        70.17        7.53          22.30         0.85      12,047,007.87
525           81.16      11.82         99.53        66.84        5.04          28.12         2.50      35,564,625.17
550           90.26       3.44         99.38        71.96        5.20          22.84        11.79      55,507,836.48
575           82.29       9.13         97.92        66.43        7.29          26.28        18.00     102,136,651.22
600           79.92       9.03         97.02        63.38        3.04          33.58        25.71     124,823,241.62
625           75.87      10.64         94.04        53.23        1.95          44.82        31.46     123,478,138.07
650           77.70       5.27         90.02        54.59        2.49          42.63        26.06      46,669,320.26
675           68.65       6.11         79.67        51.80        1.26          46.94        18.88      27,139,171.15
700           69.11       6.77         83.24        52.84        0.95          46.22        31.00      14,565,923.31
725           73.22       2.54         82.10        59.83        0.00          40.17        22.21       7,292,400.82
750           49.08      15.74         85.85        34.32        0.00          65.68         5.12       2,814,270.38
775           82.70       3.40         91.44        14.75        0.00          85.25        27.12         995,741.62
800 max        0.00     100.00        100.00       100.00        0.00           0.00         0.00          64,883.44


                                        Wtd Avg         Percent of       Wtd Avg            Wtd Avg    Wtd Avg    Wtd Avg
LTV Low      LTV High      DTI      Current Balance   Current Balance     GWAC      % MI      FICO       DTI        LTV
--------------------------------------------------------------------------------------------------------------------------
60%                  64%   > 50%         184,885.17              0.05%      6.90     0.00     599.70      53.85      60.30
65%                  69%   > 50%         224,140.48              0.20%      7.71     0.00     588.83      54.56      67.72
70%                  74%   > 50%         188,100.10              0.29%      6.90     0.00     613.62      53.36      71.96
75%                  79%   > 50%         199,252.71              0.83%      6.77     0.00     622.49      53.52      76.00
80%                  84%   > 50%         199,170.97              4.17%      6.70     0.00     644.73      53.44      80.23
85%                  89%   > 50%         221,656.64              0.56%      7.55     0.00     578.44      52.74      85.27
90%                  94%   > 50%         171,444.68              1.35%      7.64     0.00     615.18      52.68      90.21
95%                  99%   > 50%         163,256.01              0.77%      7.89     0.00     622.11      52.81      95.09
100% max                   > 50%          97,278.91              1.38%      8.15     0.00     645.18      52.61     100.00


LTV Low      % SFD      % PUD     % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
---------------------------------------------------------------------------------------------------------------------
60%           100.00       0.00        100.00         0.00       20.76          79.24         0.00         369,770.33
65%            69.74       0.00        100.00        69.74       30.26           0.00         0.00       1,568,983.39
70%           100.00       0.00         97.37        79.52        8.84          11.64        11.47       2,257,201.17
75%            65.10      11.94         98.29        62.71        1.71          35.58        28.48       6,575,339.30
80%            61.90      15.74         96.42        71.44        6.66          21.90        43.77      32,863,210.51
85%            85.68      12.06        100.00        72.66        6.22          21.12        16.81       4,433,132.86
90%            75.20      13.20         83.01        81.58        5.03          13.39        23.29      10,629,569.83
95%            78.30       5.58         97.82        84.12        0.00          15.88        16.15       6,040,472.50
100% max       73.26      13.95         99.56        95.87        0.00           4.13        14.78      10,895,238.26


                                   Wtd Avg         Percent of       Wtd Avg            Wtd Avg    Wtd Avg    Wtd Avg
DTI Low    DTI High    FICO    Current Balance   Current Balance     GWAC      % MI      FICO       DTI        LTV
---------------------------------------------------------------------------------------------------------------------
20%             24%   < 525         107,862.76              0.10%      8.60     0.00     517.92      22.79      70.06
25%             29%   < 550         163,260.54              0.39%      8.22     0.00     531.92      27.02      72.65
30%             34%   < 575         133,632.99              1.56%      8.32     0.00     548.68      32.02      77.90
35%             39%   < 600         153,122.84              4.45%      8.12     0.00     567.09      37.38      82.58
40%             44%   < 625         165,265.42              9.48%      7.80     0.00     582.95      42.01      82.94
45%             49%   < 650         178,727.26             17.49%      7.68     0.00     598.42      47.15      83.50
50%             54%   < 675         175,242.16             10.66%      7.38     0.00     609.69      51.40      84.59
55% max               < 700         142,592.22              1.88%      7.22     0.00     619.61      57.16      83.67


DTI Low    % SFD      % PUD     % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
-------------------------------------------------------------------------------------------------------------------
20%          78.82      21.18        100.00        67.17        0.00          32.84         0.00         755,039.33
25%          75.40      13.82        100.00        56.96       11.46          31.59         0.00       3,101,950.19
30%          86.14       4.58         97.05        68.81        9.57          21.62         1.88      12,294,234.86
35%          85.14       9.53         98.49        73.28        1.46          25.27        13.41      35,065,130.34
40%          82.83       8.35         98.57        65.88        5.83          28.29        17.52      74,699,969.79
45%          78.96       8.94         97.67        53.63        3.32          43.05        21.81     137,798,717.08
50%          78.03      12.33         97.79        70.18        5.43          24.38        24.07      83,940,996.44
55% max      71.26      11.09         94.25        79.31        1.42          19.28        26.25      14,829,590.72


LIMITED AND STATED DOC

                           Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD    % PUD
-------------------------------------------------------------------------------------------------------------------------
500              524        185,143.59              0.49%      8.79   0.00    513.96     42.41     74.88    71.36    4.37
525              549        204,511.44              1.74%      8.20   0.00    536.00     41.25     74.69    79.75    8.99
550              574        194,455.05              2.17%      8.05   0.00    564.30     38.73     80.47    88.32    4.90
575              599        239,342.22              4.65%      7.52   0.00    588.29     42.62     83.53    80.90    7.67
600              624        204,253.47              6.40%      7.40   0.00    613.20     42.09     82.15    75.98    8.29
625              649        202,017.63              7.67%      7.32   0.00    637.63     42.64     81.72    75.49    8.70
650              674        188,569.90              8.95%      7.22   0.00    661.98     42.02     82.56    67.94   14.58
675              699        195,321.35              6.05%      7.25   0.00    686.77     42.49     83.56    67.49    5.44
700              724        199,921.50              4.09%      7.02   0.00    711.24     42.19     81.81    68.30    8.39
725              749        224,643.06              2.28%      7.13   0.00    735.66     42.56     82.48    61.73    4.35
750              774        213,753.38              0.81%      7.10   0.00    761.83     38.13     84.04    58.56   23.11
775              799        188,102.90              0.33%      6.89   0.00    783.75     40.16     82.91    71.32    6.42
800 max                     335,103.11              0.09%      6.64   0.00    810.75     42.15     72.60   100.00    0.00


FICO Low   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
-------------------------------------------------------------------------------------------------------------------
500              95.58         0.00        0.00           0.00         2.62   27.71    0.00   13.32    3,888,015.33
525              99.47         0.00        0.00           0.00         0.00   38.66    0.00   11.70   13,702,266.34
550              97.24         0.00        0.00           0.00         5.97   38.92    1.40    9.42   17,112,044.42
575              97.96         0.00        0.00           0.00        24.31   32.81    1.29    8.94   36,619,360.27
600              96.15         0.00        0.00           0.00        28.74   28.84    1.49   12.12   50,450,607.13
625              95.89         0.00        0.00           0.00        35.18   34.11    0.73   13.29   60,403,271.12
650              95.51         0.00        0.00           0.00        44.30   33.17    2.01   13.37   70,525,142.39
675              94.23         0.00        0.00           0.00        38.65   36.60    6.16    9.64   47,658,410.37
700              95.67         0.00        0.00           0.00        35.91   25.82    9.04   12.66   32,187,360.96
725              97.14         0.00        0.00           0.00        27.08   35.81   10.02   10.56   17,971,444.75
750              96.20         0.00        0.00           0.00        23.78   25.72    0.00   12.38    6,412,601.38
775              96.76         0.00        0.00           0.00        19.29   55.07    0.00    0.00    2,633,440.56
800 max         100.00         0.00        0.00           0.00         0.00   67.81    0.00    0.00      670,206.22


IO LOANS

                           Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD    % PUD
-------------------------------------------------------------------------------------------------------------------------
500              524        102,000.00              0.01%      8.13   0.00    516.00     29.87     85.00   100.00    0.00
525              549        222,237.50              0.11%      9.16   0.00    533.63     35.20     79.95    45.16   23.91
550              574        231,351.16              0.88%      7.77   0.00    566.36     44.23     80.67    88.53    8.74
575              599        251,023.67              2.42%      7.63   0.00    586.29     42.22     84.51    65.25   24.68
600              624        236,731.82              4.57%      7.10   0.00    612.72     40.49     81.10    78.41    9.49
625              649        243,963.15              5.20%      6.88   0.00    636.34     43.03     81.41    75.78    9.67
650              674        257,194.28              6.37%      6.70   0.00    661.02     42.19     82.07    69.25   13.57
675              699        266,679.08              3.96%      6.62   0.00    686.12     42.64     81.35    62.56   15.85
700              724        269,080.24              2.43%      6.50   0.00    709.99     41.63     82.35    73.65    8.55
725              749        298,393.00              1.06%      6.42   0.00    732.83     39.05     82.73    66.18   13.49
750              774        273,460.96              0.49%      6.11   0.00    760.36     42.93     80.76    65.73   22.78
775              799        239,800.00              0.15%      6.28   0.00    786.03     39.50     73.85    58.88    0.00
800 max



FICO Low   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
-------------------------------------------------------------------------------------------------------------------
500             100.00         0.00        0.00           0.00       100.00    0.00    0.00    0.00      102,000.00
525             100.00         0.00        0.00           0.00       100.00   61.56    0.00    0.00      888,950.00
550              99.11         0.00        0.00           0.00       100.00   31.51    0.00    6.86    6,940,534.77
575              94.63         0.00        0.00           0.00       100.00   30.59    0.00   10.05   19,077,799.19
600              98.90         0.00        0.00           0.00       100.00   40.17    0.98    6.91   35,983,235.90
625              98.69         0.00        0.00           0.00       100.00   46.71    1.12    5.05   40,985,809.55
650              97.48         0.00        0.00           0.00       100.00   49.48    0.00    5.07   50,152,884.66
675              97.64         0.00        0.00           0.00       100.00   56.66    0.00    6.23   31,201,452.56
700              95.86         0.00        0.00           0.00       100.00   49.88    0.00    3.94   19,104,697.33
725              97.52         0.00        0.00           0.00       100.00   59.32    0.00   18.85    8,355,004.09
750             100.00         0.00        0.00           0.00       100.00   74.03    0.00    5.41    3,828,453.47
775             100.00         0.00        0.00           0.00       100.00   80.98    0.00    0.00    1,199,000.00
800 max

                                              GSAMP 2005-HE6
                                               $741,802,000
                        60% Severity / 6 Month Lag / Triggers Failing / To Maturity

                                                               Libor Fwd                           Libor Fwd
Class   Moody's   S&P    Fitch   Class Size   WAL   % of Cap      CDR     Libor Fwd Cum Losses      +200 CDR
------------------------------------------------------------------------------------------------------------
 M1       Aa1     AA+     AA+                                    26.97   198,484,246.13 (25.43%)       25.90
 M2       Aa2      AA     AA                                     21.87   172,463,040.36 (22.10%)       20.81
 M3       Aa3     AA-     AA-                                    18.73   153,769,895.93 (19.70%)       17.69
 M4       A1       A+     A+                                     16.52   140,125,247.73 (17.95%)       15.51
 M5       A2       A       A                                     14.46   126,579,960.06 (16.22%)       13.46
 M6       A3       A-     A-                                     12.73   111,838,132.50 (14.33%)       11.75
 M7      Baa1     BBB+   BBB+                                    11.12    97,669,858.99 (12.51%)       10.16
 M8      Baa2     BBB     BBB                                    10.02    88,125,502.55 (11.29%)        9.07
 M9      Baa3     BBB-   BBB-                                     8.79    77,424,258.24  (9.92%)        7.85
------------------------------------------------------------------------------------------------------------


Class   Libor Fwd +200 Cum Losses     Initial Subordination   Px talk   Circled   Allocation   Final Px
-------------------------------------------------------------------------------------------------------
 M1       193,608,078.72 (24.81%)
 M2       166,693,292.49 (21.36%)
 M3       147,537,881.15 (18.90%)
 M4       133,628,720.02 (17.12%)
 M5       119,687,192.25 (15.34%)
 M6       104,903,952.74 (13.44%)
 M7        90,732,129.68 (11.63%)
 M8        81,135,086.22 (10.40%)
 M9         70,357,196.21 (9.02%)
-------------------------------------------------------------------------------------------------------
Lead Manager                          FULLY FUNDED OC         Px Date
Co Managers                           TRUE/FALSE
Expected Settlement
Legal Final



Issuer

Originators
1st                                       MERITAGE                      27.48%
2nd                                       FNLC                          20.87%
3rd                                       ACOUSTIC                      18.38%
4th                                       FREMONT                       17.49%
5th                                       GS CONDUIT                    15.77%
Servicer
1st                                       Ocwen
2nd                                       Wells Fargo                  (Master)
3rd


% ARMS                                             86.89
% IO's                                             27.65
                                          ---------------
% 1st Lien                                         97.22
                                          ---------------
% 2nd Lien                                          2.78
                                          ---------------
% Full Doc                                          54.2
% Stated Doc                                        42.5
% Limited Doc                                       3.23

WA Gross Coupon
WA Gross Coupon                                  741.20%
WA FICO                                              632
WA CLTV                                            83.26
WA Loan Size                                 $170,797.55
                                          ---------------
# of  Mtge Loans                                   4,612
                                          ---------------


Geographic Distribution
1st                                      25.02
2nd                                      10.62
3rd                                      10.42
4th                                       5.74
5th                                       3.66





% Purchase                               41.97
% Cash Out                               41.97

% Refi                                    4.58
% Owner Occ                              94.91





OC                                       4.95%
% MI                                         0


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


------------------------------------------------------------------------------------------------------------------------------------
                       % of pool   average LTV   CLTV above 80%   CLTV above 90%   % full doc   % owner occ   ave wac   % below 100k
                       -------------------------------------------------------------------------------------------------------------
A     FICO below 600       28.72%       81.672              100           52.325       68.475         98.33      8.05         13.512
      FICO below 580       17.98%       80.336              100           83.576       71.609        99.081      8.25         13.257
      FICO below 560        9.27%       77.012              100              100       69.446         98.72     8.361         14.212
------------------------------------------------------------------------------------------------------------------------------------


                                                       ------------
                                                       $787,718,285
                                                       ------------

-------------------------------------------------------------------------------------------
                       % above 500k    % IO    ave DTI   DTI > 45%
                       -------------------------------------------------------------------------------------
A     FICO below 600         96.721    11.94     41.36      41.015       53.81       13.502   226,236,700.08
      FICO below 580         97.172    9.016     41.27      39.325      50.835        9.394   141,641,666.86
      FICO below 560            100    2.184     41.33      37.423      38.178        1.452    73,018,373.43
------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        % of pool    average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                        -----------------------------------------------------------------------------------------------------
B     LTV above 85%         34.33%        87.411      30.601       11.902       63.923        93.026     7.983         17.616
      LTV above 90%         17.11%        85.178       22.66        4.882       72.871         98.79     8.357           26.9
      LTV above 95%         10.97%        80.802      15.001        0.132       76.079        99.156     8.637         35.553
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                       % above 500k    % IO    ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
                       ------------------------------------------------------------------------------------------
B    LTV above 85%           96.742    17.08     41.52      42.311              100       49.852   270,411,849.42
     LTV above 90%           97.806    16.74     41.88      44.294              100          100   134,804,843.21
     LTV above 95%           97.336    13.56     41.76      43.733              100          100    86,416,311.59
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        % of pool    average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                        -----------------------------------------------------------------------------------------------------
C       DTI > 40%           64.88%        81.376      27.649       14.315       51.289        96.365     7.366          8.924
        DTI > 45%           40.52%        82.014      29.072       14.424       54.129            97     7.371          8.866
        DTI > 50%           10.59%         82.04      28.625       15.777       76.353        95.577     7.193         11.131
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                      % above 500k    % IO    ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
                      -------------------------------------------------------------------------------------------
C       DTI > 40%            93.577    28.97     46.75      62.449           42.201       17.095   511,106,835.43
        DTI > 45%             93.15    27.48      49.2         100           44.368       18.707   319,180,285.22
        DTI > 50%            88.528    27.69     53.19         100           45.975       21.887    83,404,538.28
-----------------------------------------------------------------------------------------------------------------
  Weighted Average DTI      41.66


-----------------------------------------------------------------------------------------------------------------------------
D                       % of pool    average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                        -----------------------------------------------------------------------------------------------------
      Non Owner Occ         94.91%        81.032      29.757       15.661       53.617           100     7.402         10.571
       Stated Docs           1.60%        78.096       6.212        4.213            0             0     7.829         14.893
     Loans below 100k        0.64%        78.251      18.737        8.533        97.12             0     8.617            100
         IO Loans            0.40%        82.074      24.722            0       80.279             0     7.355              0
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
D                       % above 500k    % IO    ave DTI   DTI > 45%   LTV > 80%   CLTV > 90%
                        -------------------------------------------------------------------------------------
      Non Owner Occ           93.924    28.47     41.91      41.414      42.303       17.814   747,590,915.58
       Stated Docs            95.529    14.06     38.07      21.084      34.299        4.898    12,607,769.87
     Loans below 100k            100     2.39     35.56      25.474      72.424       10.936     5,024,438.49
         IO Loans                100      100     41.39      38.505      57.621            0     3,125,101.10
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
E    When do IOs reset
     ---------------------------------------------------------------------------------------------------------------------
     Months to next reset (arms only)    Count    Balance ($)   % of Balance     WAC    Remaining Term   WA CLTV   WA FICO
     ---------------------------------------------------------------------------------------------------------------------
     0 - 5                                   47    11,275,707           1.43%   6.842              350    80.326   656.204
     6 - 11                                   1       132,762           0.02%   6.875              347     79.52       600
     12 - 17                                  5     1,032,999           0.13%   7.017              349    84.208   642.785
     18 - 23                                657   169,386,317          21.50%   6.912              357    81.923   650.213
     24 - 29                                 12     2,228,554           0.28%   7.163              353    85.905   628.413
     30 - 35                                130    31,965,036           4.06%    6.66              358    81.837   658.203
     36 - 41
     54 - 59                                  9   1,798,446.65          0.23%   6.746              357      75.5   640.253
     60
     Total:
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
F    Is DTI off current mortgage rate for IO    Do not have this info
---------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
G    Summary of pool per grades
     ---------------------------------------------------------------------------------------------------------------------
     Credit Grade                        Count    Balance ($)   % of Balance     WAC    Remaining Term   WA LTV    WA FICO
     ---------------------------------------------------------------------------------------------------------------------
     MS1                                    586   105,222,969.83       13.36%   7.054              346    84.967    689.45
     A                                      493   101,423,117.70       12.88%   7.013              356    82.415   655.886
     AA                                     404   86,405,793.25        10.97%   7.018              356    80.202   626.283
     A+XT                                   275   58,677,046.08         7.45%   7.364              356    84.711   661.985
     A-                                     250   52,281,999.43         6.64%   6.918              356    82.249   632.461
     A+XP                                   248   47,267,652.54         6.00%   7.213              355    83.478   629.366
     MS2                                    265   41,170,092.59         5.23%    7.49              347    85.737   636.451
     MS3                                    264   31,505,381.17         4.00%   7.887              349    84.818   610.634
--------------------------------------------------------------------------------------------------------------------------
     OTHER                              1,827.00  263,764,232.67       33.48%    7.91           351.32     83.19    596.78
                                    --------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
H    What are top 10 cities and average strats for each
     ---------------------------------------------------------------------------------------------------------------------
     Top 10 Cities of Overall Pool       Loans    Balance ($)     Balance       Rate (%)   (months)        LTV      Score
     ---------------------------------------------------------------------------------------------------------------------
     CHICAGO                                149    28,230,249           3.58%   7.272              353    83.587   640.192
     MIAMI                                54.00   10466846.06           1.33%   7.424              356    80.334   638.377
     PHOENIX                              50.00    7548051.53           0.96%   7.199              352    80.254   644.104
     SACRAMENTO                           29.00    7407021.96           0.94%   6.963              357    83.181    617.27
     LOS ANGELES                          22.00    6551660.79           0.83%   6.772              344    77.121    663.97
     SAN DIEGO                            16.00    5749023.61           0.73%   6.505              364    77.788     675.3
     ORLANDO                              36.00    5612859.13           0.71%     7.4              349    82.024   620.414
     ATLANTA                              32.00    5136394.76           0.65%    7.78              351    83.256   650.253
     LAS VEGAS                            31.00    5116230.51           0.65%   6.836              351    81.381   647.451
     SAN JOSE                             17.00    5096029.59           0.65%   6.845              342    80.803    658.71
     Other                              4176.00   700803918.5          88.97%   7.444              352    83.473   630.398


------------------------------------------------------------------------------------------------------------------------------------
I   What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
    --------------------------------------------------------------------------------------------------------------------------------
    LTV > 90  Loans  Balance ($)  % of Balance   Rate (%)  % stated Doctype  % IO Loans  % non-owner Occupied  % Fico Less Than 600
    --------------------------------------------------------------------------------------------------------------------------------
              1,223  134,804,843         17.11%     8.357             26.36       16.74                  1.21                 22.66
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
J    What is max LTv fo stated income and minimum FICO for stated income?
     MAX LTV, STATED INC.                                       100
     MIN FICO, STATED INC.                                      500
-------------------------------------------------------------------------

-------------------------------------------------------------------------
K    What is min FICO for loans above 90% LTV
     Min Fico for ltv greater than 90: 501                   539.00
-------------------------------------------------------------------------


L    Seasoning hisotry - any over 3m? YES

M    Excess spread?

N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR

Collateral Analysis                                              $787,718,285.26

                                   Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High    LTV    Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD
--------   ---------    ---    ---------------   ---------------     ----     ----    ----       ---       ---     -----
     500         524   > 65%        160,626.77              1.53%      8.40   0.00    514.73     43.12     78.67   75.34
     525         549   > 65%        155,985.20              4.51%      8.41   0.00    536.93     41.81     80.43   81.16
     550         574   > 65%        167,697.39              7.05%      8.15   0.00    563.66     41.30     84.41   90.26
     575         599   > 70%        163,157.59             12.97%      7.87   0.00    586.58     41.56     86.92   82.29
     600         624   > 70%        151,300.90             15.85%      7.53   0.00    611.99     41.85     85.50   79.92
     625         649   > 70%        170,549.91             15.68%      7.29   0.00    636.80     42.20     85.41   75.87
     650         674   > 80%        145,841.63              5.92%      7.55   0.00    660.80     41.33     93.52   77.70
     675         699   > 80%        141,349.85              3.45%      7.60   0.00    686.87     41.95     94.26   68.65
     700         724   > 80%        163,662.06              1.85%      7.25   0.00    710.93     39.42     92.66   69.11
     725         749   > 85%        165,736.38              0.93%      7.16   0.00    736.57     37.41     95.04   73.22
     750         774   > 85%        148,119.49              0.36%      7.69   0.00    763.70     36.91     95.69   49.08
     775         799   > 85%        110,637.96              0.13%      7.54   0.00    781.18     37.42     94.07   82.70
     800   max         > 85%         64,883.44              0.01%      8.60   0.00    800.00     42.79    100.00    0.00


FICO Low   % PUD    % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
--------   -----    -----------   ----------   ---------   ------------   ----------
     500    13.87         97.79        70.17        7.53          22.30         0.85         12,047,007.87
     525    11.82         99.53        66.84        5.04          28.12         2.50         35,564,625.17
     550     3.44         99.38        71.96        5.20          22.84        11.79         55,507,836.48
     575     9.13         97.92        66.43        7.29          26.28        18.00        102,136,651.22
     600     9.03         97.02        63.38        3.04          33.58        25.71        124,823,241.62
     625    10.64         94.04        53.23        1.95          44.82        31.46        123,478,138.07
     650     5.27         90.02        54.59        2.49          42.63        26.06         46,669,320.26
     675     6.11         79.67        51.80        1.26          46.94        18.88         27,139,171.15
     700     6.77         83.24        52.84        0.95          46.22        31.00         14,565,923.31
     725     2.54         82.10        59.83        0.00          40.17        22.21          7,292,400.82
     750    15.74         85.85        34.32        0.00          65.68         5.12          2,814,270.38
     775     3.40         91.44        14.75        0.00          85.25        27.12            995,741.62
     800   100.00        100.00       100.00        0.00           0.00         0.00             64,883.44


                                     Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
LTV Low      LTV High     DTI    Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD
-------      --------     ---    ---------------   ---------------     ----     ----    ----       ---       ---     -----
      60%          64%   > 50%        184,885.17              0.05%      6.90   0.00    599.70     53.85     60.30   100.00
      65%          69%   > 50%        224,140.48              0.20%      7.71   0.00    588.83     54.56     67.72    69.74
      70%          74%   > 50%        188,100.10              0.29%      6.90   0.00    613.62     53.36     71.96   100.00
      75%          79%   > 50%        199,252.71              0.83%      6.77   0.00    622.49     53.52     76.00    65.10
      80%          84%   > 50%        199,170.97              4.17%      6.70   0.00    644.73     53.44     80.23    61.90
      85%          89%   > 50%        221,656.64              0.56%      7.55   0.00    578.44     52.74     85.27    85.68
      90%          94%   > 50%        171,444.68              1.35%      7.64   0.00    615.18     52.68     90.21    75.20
      95%          99%   > 50%        163,256.01              0.77%      7.89   0.00    622.11     52.81     95.09    78.30
     100%    max         > 50%         97,278.91              1.38%      8.15   0.00    645.18     52.61    100.00    73.26


LTV Low    % PUD    % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
-------    -----    -----------   ----------   ---------   ------------   ----------
      60     0.00        100.00         0.00       20.76          79.24         0.00            369,770.33
      65     0.00        100.00        69.74       30.26           0.00         0.00          1,568,983.39
      70     0.00         97.37        79.52        8.84          11.64        11.47          2,257,201.17
      75    11.94         98.29        62.71        1.71          35.58        28.48          6,575,339.30
      80    15.74         96.42        71.44        6.66          21.90        43.77         32,863,210.51
      85    12.06        100.00        72.66        6.22          21.12        16.81          4,433,132.86
      90    13.20         83.01        81.58        5.03          13.39        23.29         10,629,569.83
      95     5.58         97.82        84.12        0.00          15.88        16.15          6,040,472.50
     100    13.95         99.56        95.87        0.00           4.13        14.78         10,895,238.26


                                     Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
DTI Low      DTI High    FICO    Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD
-------      --------    ----    ---------------   ---------------     ----     ----    ----       ---       ---     -----
      20%          24%   < 525        107,862.76              0.10%      8.60   0.00    517.92     22.79     70.06    78.82
      25%          29%   < 550        163,260.54              0.39%      8.22   0.00    531.92     27.02     72.65    75.40
      30%          34%   < 575        133,632.99              1.56%      8.32   0.00    548.68     32.02     77.90    86.14
      35%          39%   < 600        153,122.84              4.45%      8.12   0.00    567.09     37.38     82.58    85.14
      40%          44%   < 625        165,265.42              9.48%      7.80   0.00    582.95     42.01     82.94    82.83
      45%          49%   < 650        178,727.26             17.49%      7.68   0.00    598.42     47.15     83.50    78.96
      50%          54%   < 675        175,242.16             10.66%      7.38   0.00    609.69     51.40     84.59    78.03
      55%    max         < 700        142,592.22              1.88%      7.22   0.00    619.61     57.16     83.67    71.26


DTI Low    % PUD    % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
-------    -----    -----------   ----------   ---------   ------------   ----------
      20    21.18        100.00        67.17        0.00          32.84         0.00            755,039.33
      25    13.82        100.00        56.96       11.46          31.59         0.00          3,101,950.19
      30     4.58         97.05        68.81        9.57          21.62         1.88         12,294,234.86
      35     9.53         98.49        73.28        1.46          25.27        13.41         35,065,130.34
      40     8.35         98.57        65.88        5.83          28.29        17.52         74,699,969.79
      45     8.94         97.67        53.63        3.32          43.05        21.81        137,798,717.08
      50    12.33         97.79        70.18        5.43          24.38        24.07         83,940,996.44
      55    11.09         94.25        79.31        1.42          19.28        26.25         14,829,590.72


LIMITED AND STATED DOC

                                Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High        Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD    % PUD
--------   ---------        ---------------   ---------------     ----     ----    ----       ---       ---     -----    -----
     500         524             185,143.59              0.49%      8.79   0.00    513.96     42.41     74.88    71.36    4.37
     525         549             204,511.44              1.74%      8.20   0.00    536.00     41.25     74.69    79.75    8.99
     550         574             194,455.05              2.17%      8.05   0.00    564.30     38.73     80.47    88.32    4.90
     575         599             239,342.22              4.65%      7.52   0.00    588.29     42.62     83.53    80.90    7.67
     600         624             204,253.47              6.40%      7.40   0.00    613.20     42.09     82.15    75.98    8.29
     625         649             202,017.63              7.67%      7.32   0.00    637.63     42.64     81.72    75.49    8.70
     650         674             188,569.90              8.95%      7.22   0.00    661.98     42.02     82.56    67.94   14.58
     675         699             195,321.35              6.05%      7.25   0.00    686.77     42.49     83.56    67.49    5.44
     700         724             199,921.50              4.09%      7.02   0.00    711.24     42.19     81.81    68.30    8.39
     725         749             224,643.06              2.28%      7.13   0.00    735.66     42.56     82.48    61.73    4.35
     750         774             213,753.38              0.81%      7.10   0.00    761.83     38.13     84.04    58.56   23.11
     775         799             188,102.90              0.33%      6.89   0.00    783.75     40.16     82.91    71.32    6.42
     800   max                   335,103.11              0.09%      6.64   0.00    810.75     42.15     72.60   100.00    0.00


FICO Low   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
--------   -----------   ----------   ---------   ------------   ----------   ----    ----    ----
     500         95.58         0.00        0.00           0.00         2.62   27.71    0.00   13.32    3,888,015.33
     525         99.47         0.00        0.00           0.00         0.00   38.66    0.00   11.70   13,702,266.34
     550         97.24         0.00        0.00           0.00         5.97   38.92    1.40    9.42   17,112,044.42
     575         97.96         0.00        0.00           0.00        24.31   32.81    1.29    8.94   36,619,360.27
     600         96.15         0.00        0.00           0.00        28.74   28.84    1.49   12.12   50,450,607.13
     625         95.89         0.00        0.00           0.00        35.18   34.11    0.73   13.29   60,403,271.12
     650         95.51         0.00        0.00           0.00        44.30   33.17    2.01   13.37   70,525,142.39
     675         94.23         0.00        0.00           0.00        38.65   36.60    6.16    9.64   47,658,410.37
     700         95.67         0.00        0.00           0.00        35.91   25.82    9.04   12.66   32,187,360.96
     725         97.14         0.00        0.00           0.00        27.08   35.81   10.02   10.56   17,971,444.75
     750         96.20         0.00        0.00           0.00        23.78   25.72    0.00   12.38    6,412,601.38
     775         96.76         0.00        0.00           0.00        19.29   55.07    0.00    0.00    2,633,440.56
     800        100.00         0.00        0.00           0.00         0.00   67.81    0.00    0.00      670,206.22


IO LOANS

                                Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High        Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD    % PUD
--------   ---------        ---------------   ---------------     ----     ----    ----       ---       ---     -----    -----
     500         524             102,000.00              0.01%      8.13   0.00    516.00     29.87     85.00   100.00    0.00
     525         549             222,237.50              0.11%      9.16   0.00    533.63     35.20     79.95    45.16   23.91
     550         574             231,351.16              0.88%      7.77   0.00    566.36     44.23     80.67    88.53    8.74
     575         599             251,023.67              2.42%      7.63   0.00    586.29     42.22     84.51    65.25   24.68
     600         624             236,731.82              4.57%      7.10   0.00    612.72     40.49     81.10    78.41    9.49
     625         649             243,963.15              5.20%      6.88   0.00    636.34     43.03     81.41    75.78    9.67
     650         674             257,194.28              6.37%      6.70   0.00    661.02     42.19     82.07    69.25   13.57
     675         699             266,679.08              3.96%      6.62   0.00    686.12     42.64     81.35    62.56   15.85
     700         724             269,080.24              2.43%      6.50   0.00    709.99     41.63     82.35    73.65    8.55
     725         749             298,393.00              1.06%      6.42   0.00    732.83     39.05     82.73    66.18   13.49
     750         774             273,460.96              0.49%      6.11   0.00    760.36     42.93     80.76    65.73   22.78
     775         799             239,800.00              0.15%      6.28   0.00    786.03     39.50     73.85    58.88    0.00
     800    max


FICO Low   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
--------   -----------   ----------   ---------   ------------   ----------   ----    ----    ----
     500        100.00         0.00        0.00           0.00       100.00    0.00    0.00    0.00      102,000.00
     525        100.00         0.00        0.00           0.00       100.00   61.56    0.00    0.00      888,950.00
     550         99.11         0.00        0.00           0.00       100.00   31.51    0.00    6.86    6,940,534.77
     575         94.63         0.00        0.00           0.00       100.00   30.59    0.00   10.05   19,077,799.19
     600         98.90         0.00        0.00           0.00       100.00   40.17    0.98    6.91   35,983,235.90
     625         98.69         0.00        0.00           0.00       100.00   46.71    1.12    5.05   40,985,809.55
     650         97.48         0.00        0.00           0.00       100.00   49.48    0.00    5.07   50,152,884.66
     675         97.64         0.00        0.00           0.00       100.00   56.66    0.00    6.23   31,201,452.56
     700         95.86         0.00        0.00           0.00       100.00   49.88    0.00    3.94   19,104,697.33
     725         97.52         0.00        0.00           0.00       100.00   59.32    0.00   18.85    8,355,004.09
     750        100.00         0.00        0.00           0.00       100.00   74.03    0.00    5.41    3,828,453.47
     775        100.00         0.00        0.00           0.00       100.00   80.98    0.00    0.00    1,199,000.00
     800


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Selection Criteria: GSAMP 05 HE6
Table of Contents

1. DTI
2. PBAL
3. State


1. DTI

--------------------------------------------------------------------------------
                                                   Principal
DTI                                                 Balance         %       WAC
--------------------------------------------------------------------------------
<= 9.99                                             $3,453,735     0.438    8.06
10.00 - 19.99                                       13,440,901     1.706    7.35
20.00 - 29.99                                       66,595,957     8.454    7.51
30.00 - 39.99                                      192,919,897    24.491    7.49
40.00 - 49.99                                      425,478,303    54.014     7.4
50.00 - 59.99                                       84,061,392    10.672     7.2
60.00 - 69.99                                          624,249     0.079    7.67
70.00 >=                                             1,143,851     0.145     7.3
--------------------------------------------------------------------------------
Total:                                            $787,718,285       100    7.41
--------------------------------------------------------------------------------
mean: 40.81
median: 42.34
Std Dev: 9.05



2. PBAL

--------------------------------------------------------------------------------
                                                   Principal
PBAL                                                Balance         %       WAC
--------------------------------------------------------------------------------
0.01 - 25000.00                                     $2,117,879     0.269   10.97
25000.01 - 50000.00                                 12,582,885     1.597    9.78
700000.01 - 750000.00                                5,928,045     0.753    6.29
800000.01 - 850000.00                                  847,246     0.108    6.46
--------------------------------------------------------------------------------
Total:                                            $787,718,285       100    7.41
--------------------------------------------------------------------------------


3. State

--------------------------------------------------------------------------------
                                                   Principal
State                                               Balance         %       WAC
--------------------------------------------------------------------------------
AK                                                  $1,068,814     0.136    7.69
AL                                                   8,254,957     1.048    8.26
AR                                                   2,573,767     0.327    8.42
AZ                                                  28,801,003     3.656    7.29
CA                                                 197,077,327    25.019    6.83
CO                                                  10,019,274     1.272    7.34
CT                                                   7,850,455     0.997     7.6
DC                                                   2,516,404     0.319    7.31
DE                                                   2,885,773     0.366    7.34
FL                                                  83,987,750    10.662    7.55
GA                                                  26,043,537     3.306    7.78
HI                                                   1,583,506     0.201    7.03
IA                                                   2,890,432     0.367    8.54
ID                                                   4,168,060     0.529    7.66
IL                                                  82,042,227    10.415    7.34
IN                                                  11,402,263     1.448    8.25
KS                                                   4,557,942     0.579    8.49
KY                                                   2,019,208     0.256    8.53
LA                                                  10,541,690     1.338    8.01
MA                                                  12,165,948     1.544    7.75
MD                                                  45,687,483       5.8    7.21
ME                                                     611,728     0.078    7.72
MI                                                  16,056,434     2.038    7.93
MN                                                  27,964,227      3.55    7.72
MO                                                   9,642,881     1.224     8.9
MS                                                   4,801,680      0.61    8.19
MT                                                     275,000     0.035     6.7
NC                                                   7,904,938     1.004    7.76
NE                                                   2,747,594     0.349     8.4
NH                                                     944,500      0.12    7.42
NJ                                                  14,810,916      1.88    7.77
NM                                                   2,331,833     0.296    7.68
NV                                                  11,231,938     1.426    7.02
NY                                                  17,038,849     2.163    7.21
OH                                                  11,293,130     1.434       8
OK                                                   1,672,579     0.212    8.57
OR                                                  14,994,045     1.903    7.26
PA                                                  10,764,631     1.367    8.17
RI                                                   7,551,919     0.959    7.72
SC                                                   3,816,180     0.484    7.57
SD                                                     385,131     0.049    7.04
TN                                                   8,426,736      1.07    8.12
TX                                                  12,250,450     1.555    7.72
UT                                                   5,609,896     0.712    7.69
VA                                                  21,306,304     2.705    7.59
VT                                                     276,156     0.035    8.35
WA                                                  16,264,701     2.065    7.21
WI                                                   7,878,716         1    7.76
WV                                                     356,534     0.045    7.21
WY                                                     370,842     0.047    7.23
--------------------------------------------------------------------------------
Total:                                            $787,718,285       100    7.41
--------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


-----------------------------------------------------------------------------------------------------------------------------
     Product Type       WA IO Term   Number of Loans    Loan Balance     Avg. Loan Balance   % of Total IO    % of Total Pool
 2/28 ARM 24 Month IO           24                33      6,755,213.02          204,703.43            3.10%               3.1
 2/28 ARM 36 Month IO                             na                                                  0.00%
 2/28 ARM 60 Month IO           60               628    163,454,764.75          260,278.29           75.04%             75.04
2/28 ARM 120 Month IO          120                 2       $342,100.00         $171,050.00            0.16%              0.16
 3/27 ARM 24 Month IO                             na                                                  0.00%
 3/27 ARM 36 Month IO           36                14      2,799,648.43          199,974.89            1.29%              1.29
 3/27 ARM 60 Month IO           60               128     31,393,941.82          245,265.17           14.41%             14.41
 5/25 ARM 60 Month IO           60                 7      1,253,896.65          179,128.09            0.58%              0.58
     30 Fixed IO            64.183                45     10,626,456.85          236,143.49            4.88%              4.88
     15 Fixed IO                60                 1       $473,000.00         $473,000.00            0.22%              0.22
       Other IO            105.329                 3        720,800.00          240,266.67            0.33%              0.33
       Totals:              59.023               861   $217,819,821.52         $252,984.69          100.00%               100
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
     Product Type        WAC    WA FICO   WA LTV   % Owner Occupied   % Purchase   % Investor   WA DTI   % Full Doc
 2/28 ARM 24 Month IO   7.139   633.241   82.754             96.122       73.554            0   43.422       30.369
 2/28 ARM 36 Month IO
 2/28 ARM 60 Month IO   6.901   650.852   81.892             97.777         67.2        2.185   41.953       50.948
2/28 ARM 120 Month IO   8.101   638.095   86.445                100            0            0   42.591          100
 3/27 ARM 24 Month IO
 3/27 ARM 36 Month IO   7.093   637.691   84.428                100       44.056            0   37.584       58.748
 3/27 ARM 60 Month IO   6.657   657.917   81.895             98.839       42.349        1.161     41.9       29.128
 5/25 ARM 60 Month IO   6.405   641.393   72.044                100       13.015            0   40.204       39.971
     30 Fixed IO        6.832   658.295   80.847             94.448       14.004        5.552    43.29       55.284
     15 Fixed IO            7       619     70.6                100            0            0   47.311          100
       Other IO         7.399   635.763   81.389             76.693            0       23.307   39.435       52.241
       Totals:          6.873   651.324   81.825             97.696       60.137        2.155   41.994       47.602
-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                         Initial Periodic Caps
------------------------------------------------------------------------------------------------------
    Product Type       1.00%  1.50%           2.00%  2.50%           3.00%  3.50%  4.00%  4.50%  5.00%  NA - lifetime cap applies
2/28 ARM 24 Month IO   0.00   0.00            0.00   0.00      453,324.23   0.00   0.00   0.00   0.00                6,301,888.79
2/28 ARM 36 Month IO   0.00   0.00   84,949,804.63   0.00   59,465,388.38   0.00   0.00   0.00   0.00               19,039,571.74
2/28 ARM 60 Month IO
2/28 ARM 120 Month IO  0.00   0.00            0.00   0.00            0.00   0.00   0.00   0.00   0.00                  342,100.00
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO   0.00   0.00            0.00   0.00            0.00   0.00   0.00   0.00   0.00                2,799,648.43
3/27 ARM 60 Month IO   0.00   0.00    1,444,247.88   0.00   29,478,493.94   0.00   0.00   0.00   0.00                  471,200.00
5/25 ARM 60 Month IO   0.00   0.00            0.00   0.00    1,090,696.65   0.00   0.00   0.00   0.00                  163,200.00
---------------------
      Other IO                                                                                                         544,550.00
------------------------------------------------------------------------------------------------------


Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.

Please fill out chart with the appropriate characteristics for each rep line. Please note '% of total IO' should add up to 100%. Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the

"Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

Deal Name:            GSAMP 2005-HE6

                      #Of  Loans    Balance   Avg balan  % of the poSeasoning  WAC  WARM  FICO   OLTV     CLTV    DTI  % Of Full Doc
------------------------------------------------------------------------------------------------------------------------------------
   Aggregated pool         4,612 $787,718,285   $170,798    100.00%      3.13  7.41   352  632   81.06%  83.26%  41.66        54.20%
2nd lien                     498  $21,886,174    $43,948      2.78%      3.24  10.1   231  656   19.69%  99.22%  41.28        56.21%
IO loans only                861 $217,819,822   $252,985     27.65%      2.88  6.87   357  651   81.81%  81.82%  41.99        47.60%

rates:

lt 9.5                     3,936 $739,302,412   $187,831     93.85%      3.16  7.22   355  634   82.04%  82.80%  41.72        53.00%
9.5-10                       235   21,144,297     89,976       2.68      2.78  9.77   344  596    74.13   89.11  39.63         66.71
10.01-10.5                   156   11,919,303     76,406       1.51      2.33  10.2   306  593     66.7   91.87  42.37         75.74
10.51-11                     144    9,665,994     67,125       1.23      2.88  10.8   317  590    61.95   89.04  40.39         82.13
11.01-12                     102    4,310,978     42,264       0.55       2.9  11.4   256  606    47.13   94.32  41.83         77.14
12.01-13                      21      727,661     34,651       0.09      2.61  12.5   201  626    22.62   90.89  41.31         68.78
gt 13%                        18      647,640     35,980       0.08      2.13  13.8   178  629       20   92.87  37.74         31.84

FICO---
<500                           5     $723,577   $144,715      0.09%      3.45  7.92   357  500   76.10%  76.10%  44.56        74.39%
501-525                      102   17,004,262    166,708       2.16      3.28  8.48   356  517    74.46   74.46  41.75         68.58
526-550                      266   40,257,190    151,343       5.11      3.21  8.39   355  538    77.37   77.37  41.61         69.04
551-575                      390   64,399,027    165,126       8.18      3.47   8.1   355  565    81.66   81.69  40.98         73.48
576-600                      682  109,535,164    160,609      13.91      3.46   7.8   355  588    84.51   85.54  41.55         65.58
601-625                      880  135,206,791    153,644      17.16      3.23  7.48   352  613    81.34   83.77  41.48         62.57
626-650                      766  131,559,684    171,749       16.7      3.08  7.22   352  638    81.28   83.94  42.08         52.81
651+                       1,521  289,032,590    190,028      36.69      2.89  6.97   351  689    80.29   83.57  41.73         39.34

Balance
<50,000                      451  $14,700,764    $32,596      1.87%      3.53  9.95   272  634   36.67%  95.03%  39.38        75.43%
50,000-75,000                474   29,729,713     62,721       3.77      3.01  8.99   331  619    74.44   87.02  39.06         72.28
75,000-100,000               481   42,198,809     87,731       5.36      3.05  8.22   343  617    78.55   85.04  39.57         71.34
400,000-500,000            3,131  656,055,373    209,535      83.29      3.16  7.28   355  632    82.49   82.85  41.96         52.15
500,001-600,000               47   26,030,017    553,830        3.3      2.84  6.85   357  645    81.83   81.83  42.64         32.13
>600,000                      28   19,003,608    678,700       2.41      2.49  6.47   358  671    80.55   80.55  40.19         72.48

LTV
80-85                        350   67,836,798    193,819       8.61      3.29  7.54   356  596     84.4    84.4  42.34          57.4
85.01-90                     699  135,417,658    193,731      17.19      3.58  7.61   356  621    89.71   89.71  41.16         55.01
90.01-95                     269   47,415,326    176,265       6.02      3.51  7.82   355  625    94.57   94.57  42.07         67.02
95.01-100                    464   66,019,339    142,283       8.38      2.85  8.16   357  643    99.85   99.85  41.87         82.61

Stated doc                 1,669 $334,771,539   $200,582     42.50%      3.04  7.37   352  650   79.88%  82.12%  42.23         0.00%
NO DOC                         4     $566,478   $141,620      0.07%     11.38  7.66   306  674   60.79%  79.37%  37.53         0.00%
Limited Doc                  111  $25,462,632   $229,393      3.23%       3.8  7.23   355  605   81.11%  81.11%  39.54         0.00%


2nd home                      61   $8,763,257   $143,660      1.11%      2.66  7.53   343  673   76.05%  82.53%  38.33        59.58%
investment property          227  $31,364,113   $138,168      3.98%      3.54  7.63   354  657   82.93%  83.08%  36.55        66.52%
cash out loans             1,744 $330,642,860   $189,589     41.97%      3.18   7.3   354  614   80.92%  81.57%  41.42        60.53%
condo                        322  $52,349,109   $162,575      6.65%      3.24  7.29   353  649   80.24%  83.02%  43.46        50.19%
2-4 family                   242  $52,150,330   $215,497      6.62%      3.02  7.68   350  662   80.33%  83.47%  43.76        34.09%

fixed rate                   894 $103,232,388   $115,472     13.11%      2.93   7.5   336  638   71.13%  82.26%  42.45        61.71%
arm                        3,718 $684,485,898   $184,101     86.89%      3.16   7.4   355  631   82.55%  83.42%  41.54        53.06%

CA                           692 $197,077,327   $284,794     25.02%      2.85  6.83   352  646   77.61%  79.88%  42.65        39.18%
NY                            65  $17,038,849   $262,136      2.16%      4.09  7.21   356  667   81.72%  84.51%  42.88        35.61%
MI, LA, AL                   339  $34,853,081   $102,811      4.42%      3.49  8.03   348  619   82.75%  86.05%  41.04        66.86%
GA                           194  $26,043,537   $134,245      3.31%      3.49  7.78   350  620   81.90%  84.40%  40.36        60.76%

DTI
40-45                      1,052 $192,127,511   $182,631     24.39%      3.17  7.36   352  637   80.34%  83.03%  42.66        46.62%
45.01-50                   1,231 $235,775,747   $191,532     29.93%      3.13  7.43   353  632   82.00%  83.88%  47.79        46.27%
DTI > 50                     486  $83,404,538   $171,614     10.59%      2.88  7.19   353  628   81.98%  84.16%  53.19        76.35%

Silent 2nds                1,224 $239,535,253   $195,699     30.41%      2.93  7.06   357  653   80.62%  80.62%  42.84        43.62%


(TABLE CONTINUED)

                                                   % of
                                             (single family     % of        % of
                      % of Primar                 and PUD      cashout   2nd lien   IO %
-----------------------------------------------------------------------------------------
   Aggregated pool        94.91%                   85.54%       8.17%       2.78%  27.65%
2nd lien                  96.51%                   82.04%       3.41%     100.00%   0.13%
IO loans only             97.70%                   84.35%       1.19%       0.01% 100.00%

rates:

lt 9.5                    94.80%                   85.45%       8.44%       0.96%  28.94%
9.5-10                     96.74                     83.6        2.93       18.72   10.98
10.01-10.5                 97.12                    86.95        0.76        31.5    9.37
10.51-11                   97.51                     93.4         8.1       33.89     4.5
11.01-12                   93.78                    89.41        8.48       58.94       0
12.01-13                   80.75                    87.71        8.91       84.76       0
gt 13%                       100                    77.93           0         100       0

FICO---
<500                     100.00%                  100.00%       0.00%       0.00%   0.00%
501-525                    96.79                     87.3        3.22           0     2.2
526-550                    99.44                    93.46       12.71           0    1.98
551-575                    99.18                     93.6       13.32        0.04   12.21
576-600                    97.74                    91.22       12.67        1.29   17.74
601-625                    96.25                     88.9        8.64        3.03   27.24
626-650                    94.48                    85.78        8.73        3.36   31.67
651+                       91.69                    78.66        4.51        4.13   38.36

Balance
<50,000                   91.83%                   88.22%       3.47%      72.86%   0.19%
50,000-75,000              89.68                    90.45        2.34       15.73    1.75
75,000-100,000             93.76                    88.81        6.38        8.26     7.5
400,000-500,000             95.1                    84.55        8.92        0.46   28.52
500,001-600,000            95.75                    95.65        2.09           0   57.55
>600,000                     100                    88.89        7.25           0   63.31

LTV
80-85                      95.38                    89.12       16.32           0   21.56
85.01-90                   87.28                     85.5       14.02           0   17.45
90.01-95                   98.26                    86.13        3.23           0   22.88
95.01-100                  99.92                    89.62        0.61           0    17.7

Stated doc                96.23%                   81.16%       4.11%       2.82%  32.02%
NO DOC                   100.00%                  100.00%       0.00%      23.60%  42.21%
Limited Doc               94.36%                   88.88%       3.57%       0.00%  26.33%


2nd home                   0.00%                   91.73%       2.97%       8.10%   3.69%
investment property        0.00%                   68.50%       9.58%       0.17%  14.97%
cash out loans            95.54%                   88.92%      19.46%       0.81%  23.56%
condo                     92.21%                    0.00%       6.67%       3.48%  37.00%
2-4 family                87.99%                    0.00%       6.96%       4.04%  20.66%

fixed rate                97.06%                   89.02%       0.72%      13.97%  10.92%
arm                       94.58%                   85.01%       9.29%       1.09%  30.18%

CA                        95.21%                   86.68%       4.62%       2.88%  52.24%
NY                        97.54%                   59.91%      36.38%       3.49%   4.75%
MI, LA, AL                92.45%                   91.83%       4.72%       4.12%  15.02%
GA                        92.75%                   91.11%       6.65%       3.35%  14.75%

DTI
40-45                     95.31%                   84.52%       7.75%       3.36%  31.41%
45.01-50                  97.50%                   82.55%       8.97%       2.35%  27.40%
DTI > 50                  95.58%                   83.22%       0.00%       2.73%  27.69%

Silent 2nds               96.20%                   82.08%       5.48%       0.00%  39.51%

 IO

 Doc Stat = full
 Occ Stat = owner occupied
                    < 70       >= 70 / < 80  >= 80 / < 100     >= 100
 < 550                      0           0.54          0.51              0
 >= 550 / < 570          0.39           1.54          2.71              0
 >= 570 / < 590          0.31           1.07          5.25           1.55
 >= 590 / < 610          0.87           0.97          8.26           0.48
 >= 610 / < 630          1.87           2.56          12.9           0.68
 >= 630 / < 650          1.02           0.84         13.14           1.08
 >= 650 / < 670          0.94           1.36         10.46           1.76
 >= 670 / < 690          0.33           1.54           7.4           0.78
 >= 690 / < 710          0.19           0.84          5.47           1.54
 >= 710 / < 730          0.37           0.63          3.46           0.36
 >= 730                  0.25              0          3.02           0.75


 Doc Stat = not full
  Occ Stat = owner occupied
                    < 70       >= 70 / < 80  >= 80 / < 100     >= 100
 < 550                      0              0          0.09              0
 >= 550 / < 570             0              0          0.66              0
 >= 570 / < 590          0.14              0          3.53              0
 >= 590 / < 610          0.26           2.02          5.54              0
 >= 610 / < 630           0.8           1.06         12.13              0
 >= 630 / < 650             0           2.98         11.52           0.22
 >= 650 / < 670             0           4.53         19.09           0.42
 >= 670 / < 690             0           1.45         11.67              0
 >= 690 / < 710          0.15           0.82          8.99           0.38
 >= 710 / < 730          0.29           0.31          6.13           0.13
 >= 730                  0.21              0          4.31           0.16

IO

Doc Stat = full
Occ Stat = not owner occupied
                     < 70      >= 70 / < 80  >= 80 / < 100     >= 100
< 550
>= 550 / < 570               0             0             0              0
>= 570 / < 590               0             0          12.9              0
>= 590 / < 610               0             0         11.13              0
>= 610 / < 630               0             0             0              0
>= 630 / < 650               0             0          9.05              0
>= 650 / < 670               0             0         21.67              0
>= 670 / < 690            7.63             0          6.04              0
>= 690 / < 710               0          4.75         13.39              0
>= 710 / < 730               0             0          5.56              0
>= 730                       0             0          7.87              0


Doc Stat = not full
Occ Stat = not owner occupied
                     < 70      >= 70 / < 80  >= 80 / < 100     >= 100
< 550
>= 550 / < 570               0             0             0              0
>= 570 / < 590               0             0         31.27              0
>= 590 / < 610               0             0             0              0
>= 610 / < 630            4.35          7.38             0              0
>= 630 / < 650               0             0          5.08              0
>= 650 / < 670               0             0         15.29              0
>= 670 / < 690               0             0         14.85              0
>= 690 / < 710               0             0         14.74              0
>= 710 / < 730               0             0          7.03              0
>= 730

NON_IO

Doc Stat = full
  Occ Stat = owner occupied
                     < 70      >= 70 / < 80  >= 80 / < 100      >= 100
< 550                     2.61          2.56           7.66              0
>= 550 / < 570            1.55          1.44           7.47           0.04
>= 570 / < 590            0.81           1.8          11.18           1.97
>= 590 / < 610            1.25          1.41          10.43           2.88
>= 610 / < 630            1.29          1.34           9.07           2.53
>= 630 / < 650             1.1          0.41            7.3           3.23
>= 650 / < 670            1.26          0.61           4.96           1.65
>= 670 / < 690            0.48          0.72            2.8           0.81
>= 690 / < 710            0.23          0.37           1.39           0.41
>= 710 / < 730            0.11          0.05              1           0.11
>= 730                    0.31          0.29           0.94           0.14


Doc Stat = not full
Occ Stat = owner occupied
                     < 70      >= 70 / < 80  >= 80 / < 100      >= 100
< 550                     1.84          2.69           2.95              0
>= 550 / < 570            0.49          0.94           3.31              0
>= 570 / < 590            0.82           1.1           7.14              0
>= 590 / < 610             0.5          1.46           7.54              0
>= 610 / < 630            1.28           1.5           10.2           0.09
>= 630 / < 650            1.48          1.82           9.53           0.24
>= 650 / < 670             1.8          1.71           7.82           1.01
>= 670 / < 690            0.96           0.9           6.82            0.9
>= 690 / < 710            0.61          0.11           6.95           0.69
>= 710 / < 730            0.39          0.31           4.91           0.14
>= 730                    0.47          0.56           5.31            0.7

NON_IO

Doc Stat = full
Occ Stat = not owner occupied
                     < 70      >= 70 / < 80  >= 80 / < 100      >= 100
< 550                      1.2          0.61           0.19              0
>= 550 / < 570               0          0.24              0              0
>= 570 / < 590            0.85             0           4.43              0
>= 590 / < 610            1.13          0.25           3.31              0
>= 610 / < 630            2.78          0.23          10.63              0
>= 630 / < 650            0.43          2.14          11.47              0
>= 650 / < 670            1.31          0.29          10.53              0
>= 670 / < 690            0.39             0           23.2              0
>= 690 / < 710            0.14             0           9.69              0
>= 710 / < 730            0.85             0           3.32              0
>= 730                    0.77          1.06           8.35           0.22


Doc Stat = not full
Occ Stat = not owner occupied
                     < 70      >= 70 / < 80  >= 80 / < 100      >= 100
< 550                     0.51          1.47           0.63              0
>= 550 / < 570            1.18          0.91           0.54              0
>= 570 / < 590             0.9             0              0              0
>= 590 / < 610               0           0.7           2.33              0
>= 610 / < 630            1.11          9.12           6.49              0
>= 630 / < 650               0          4.75          10.04              0
>= 650 / < 670            3.15          1.88          13.99              0
>= 670 / < 690            1.58          2.08          16.02              0
>= 690 / < 710            0.62          1.51           7.39              0
>= 710 / < 730               0             0           3.85              0
>= 730                    1.32             0           5.91              0



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co.

does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.

imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the

"Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

Dimension   Variable                                     1                2               3               4               5
   1        Forward Rates                             mkt              mkt             mkt-50bp        mkt-50bp        mkt+100
   1        Prepayment
   1                            Fix/hybrid5+          100 PPC          100 PPC         200 PPC         200 PPC         75 PPC
   1                            ARM/hybrid<5          100 PPC          100 PPC         100 PPC         100 PPC         100 PPC
   2        OrigMDR             CDR                   Solve For        Solve For       Solve For       Solve For       Solve For
   3        Severity            (adjust for HLTV)                  30%             40%             30%             40%          30%
   4        Delinquency                               Force Trigger    Force Trigger   Force Trigger   Force Trigger   Force Trigger
   5        Calls                                     No Call          No Call         No Call         No Call         No Call
   5        Liquidate                                 12 Mo Lag        12 Mo Lag       12 Mo Lag       12 Mo Lag       12 Mo Lag
   5        Servicer Advancing                        None             None            None            None            None



(TABLE CONTINUED)


Dimension   Variable                                       6                7               8
   1        Forward Rates                               mkt+100          mkt+200         mkt+200
   1        Prepayment
   1                            Fix/hybrid5+            75 PPC           50 PPC          50 PPC
   1                            ARM/hybrid<5            100 PPC          100 PPC         100 PPC
   2        OrigMDR             CDR                     Solve For        Solve For       Solve For
   3        Severity            (adjust for HLTV)                 40%             30%             40%
   4        Delinquency                                 Force Trigger    Force Trigger   Force Trigger
   5        Calls                                       No Call          No Call         No Call
   5        Liquidate                                   12 Mo Lag        12 Mo Lag       12 Mo Lag
   5        Servicer Advancing                          None             None            None

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAMP 05-HE6



                                             Forward Curve

      Date              Month         1m Libor          6m Libor
      25-Jan-2006         1                  4.419              4.718
      25-Feb-2006         2                  4.518              4.785
      25-Mar-2006         3                  4.595              4.858
      25-Apr-2006         4                  4.761              4.906
      25-May-2006         5                  4.816              4.926
      25-Jun-2006         6                  4.857              4.937
      25-Jul-2006         7                  4.893              4.935
      25-Aug-2006         8                  4.906              4.930
      25-Sep-2006         9                  4.899              4.916
      25-Oct-2006        10                  4.889              4.901
      25-Nov-2006        11                  4.881              4.887
      25-Dec-2006        12                  4.858              4.871
      25-Jan-2007        13                  4.860              4.857
      25-Feb-2007        14                  4.821              4.846
      25-Mar-2007        15                  4.812              4.843
      25-Apr-2007        16                  4.801              4.841
      25-May-2007        17                  4.792              4.840
      25-Jun-2007        18                  4.794              4.843
      25-Jul-2007        19                  4.796              4.848
      25-Aug-2007        20                  4.798              4.851
      25-Sep-2007        21                  4.799              4.854
      25-Oct-2007        22                  4.800              4.855
      25-Nov-2007        23                  4.803              4.858
      25-Dec-2007        24                  4.808              4.861
      25-Jan-2008        25                  4.822              4.864
      25-Feb-2008        26                  4.811              4.865
      25-Mar-2008        27                  4.813              4.871
      25-Apr-2008        28                  4.817              4.877
      25-May-2008        29                  4.822              4.885
      25-Jun-2008        30                  4.827              4.893
      25-Jul-2008        31                  4.833              4.902
      25-Aug-2008        32                  4.841              4.913
      25-Sep-2008        33                  4.849              4.924
      25-Oct-2008        34                  4.859              4.933
      25-Nov-2008        35                  4.870              4.945
      25-Dec-2008        36                  4.881              4.955
      25-Jan-2009        37                  4.905              4.966
      25-Feb-2009        38                  4.902              4.971
      25-Mar-2009        39                  4.911              4.979
      25-Apr-2009        40                  4.921              4.986
      25-May-2009        41                  4.929              4.992
      25-Jun-2009        42                  4.936              4.998
      25-Jul-2009        43                  4.943              5.002
      25-Aug-2009        44                  4.948              5.009
      25-Sep-2009        45                  4.952              5.014
      25-Oct-2009        46                  4.956              5.018
      25-Nov-2009        47                  4.959              5.024
      25-Dec-2009        48                  4.962              5.029
      25-Jan-2010        49                  4.995              5.036
      25-Feb-2010        50                  4.975              5.036
      25-Mar-2010        51                  4.980              5.039
      25-Apr-2010        52                  4.987              5.044
      25-May-2010        53                  4.991              5.046
      25-Jun-2010        54                  4.995              5.048
      25-Jul-2010        55                  4.998              5.051
      25-Aug-2010        56                  5.000              5.055
      25-Sep-2010        57                  5.002              5.055
      25-Oct-2010        58                  5.001              5.055
      25-Nov-2010        59                  5.001              5.055
      25-Dec-2010        60                  5.001              5.056
      25-Jan-2011        61                  5.025              5.058
      25-Feb-2011        62                  5.001              5.054
      25-Mar-2011        63                  5.001              5.057
      25-Apr-2011        64                  5.004              5.060
      25-May-2011        65                  5.005              5.063
      25-Jun-2011        66                  5.009              5.066
      25-Jul-2011        67                  5.010              5.070
      25-Aug-2011        68                  5.014              5.078
      25-Sep-2011        69                  5.018              5.082
      25-Oct-2011        70                  5.021              5.084
      25-Nov-2011        71                  5.025              5.088
      25-Dec-2011        72                  5.030              5.091
      25-Jan-2012        73                  5.057              5.094
      25-Feb-2012        74                  5.035              5.093
      25-Mar-2012        75                  5.037              5.097
      25-Apr-2012        76                  5.040              5.101
      25-May-2012        77                  5.043              5.105
      25-Jun-2012        78                  5.047              5.110
      25-Jul-2012        79                  5.051              5.115
      25-Aug-2012        80                  5.057              5.122
      25-Sep-2012        81                  5.061              5.127
      25-Oct-2012        82                  5.065              5.131
      25-Nov-2012        83                  5.071              5.136
      25-Dec-2012        84                  5.077              5.141
      25-Jan-2013        85                  5.094              5.146
      25-Feb-2013        86                  5.086              5.147
      25-Mar-2013        87                  5.089              5.153
      25-Apr-2013        88                  5.094              5.158
      25-May-2013        89                  5.100              5.163
      25-Jun-2013        90                  5.104              5.169
      25-Jul-2013        91                  5.108              5.174
      25-Aug-2013        92                  5.114              5.181
      25-Sep-2013        93                  5.119              5.186
      25-Oct-2013        94                  5.123              5.190
      25-Nov-2013        95                  5.129              5.195
      25-Dec-2013        96                  5.134              5.201
      25-Jan-2014        97                  5.152              5.206
      25-Feb-2014        98                  5.145              5.209
      25-Mar-2014        99                  5.148              5.214
      25-Apr-2014        100                 5.154              5.219
      25-May-2014        101                 5.159              5.225
      25-Jun-2014        102                 5.164              5.230
      25-Jul-2014        103                 5.168              5.235
      25-Aug-2014        104                 5.174              5.241
      25-Sep-2014        105                 5.178              5.245
      25-Oct-2014        106                 5.183              5.249
      25-Nov-2014        107                 5.188              5.254
      25-Dec-2014        108                 5.193              5.258
      25-Jan-2015        109                 5.209              5.264
      25-Feb-2015        110                 5.201              5.266
      25-Mar-2015        111                 5.204              5.270
      25-Apr-2015        112                 5.210              5.277
      25-May-2015        113                 5.214              5.282
      25-Jun-2015        114                 5.219              5.288
      25-Jul-2015        115                 5.225              5.295
      25-Aug-2015        116                 5.230              5.300
      25-Sep-2015        117                 5.236              5.306
      25-Oct-2015        118                 5.241              5.313
      25-Nov-2015        119                 5.248              5.318
      25-Dec-2015        120                 5.255              5.324
      25-Jan-2016        121                 5.261              5.331
      25-Feb-2016        122                 5.267              5.336
      25-Mar-2016        123                 5.274              5.341
      25-Apr-2016        124                 5.279              5.347
      25-May-2016        125                 5.283              5.350
      25-Jun-2016        126                 5.289              5.355
      25-Jul-2016        127                 5.293              5.358
      25-Aug-2016        128                 5.297              5.362
      25-Sep-2016        129                 5.301              5.366
      25-Oct-2016        130                 5.303              5.368
      25-Nov-2016        131                 5.306              5.372
      25-Dec-2016        132                 5.310              5.375
      25-Jan-2017        133                 5.315              5.380
      25-Feb-2017        134                 5.319              5.383
      25-Mar-2017        135                 5.321              5.388
      25-Apr-2017        136                 5.326              5.392
      25-May-2017        137                 5.329              5.394
      25-Jun-2017        138                 5.333              5.399
      25-Jul-2017        139                 5.336              5.401
      25-Aug-2017        140                 5.339              5.404
      25-Sep-2017        141                 5.342              5.408
      25-Oct-2017        142                 5.345              5.410
      25-Nov-2017        143                 5.349              5.414
      25-Dec-2017        144                 5.351              5.418
      25-Jan-2018        145                 5.356              5.421
      25-Feb-2018        146                 5.359              5.423
      25-Mar-2018        147                 5.361              5.427
      25-Apr-2018        148                 5.366              5.430
      25-May-2018        149                 5.368              5.432
      25-Jun-2018        150                 5.371              5.434
      25-Jul-2018        151                 5.373              5.435
      25-Aug-2018        152                 5.377              5.436
      25-Sep-2018        153                 5.377              5.438
      25-Oct-2018        154                 5.378              5.438
      25-Nov-2018        155                 5.379              5.441
      25-Dec-2018        156                 5.380              5.443
      25-Jan-2019        157                 5.383              5.445
      25-Feb-2019        158                 5.384              5.446
      25-Mar-2019        159                 5.385              5.448
      25-Apr-2019        160                 5.388              5.450
      25-May-2019        161                 5.391              5.450
      25-Jun-2019        162                 5.391              5.452
      25-Jul-2019        163                 5.392              5.452
      25-Aug-2019        164                 5.394              5.453
      25-Sep-2019        165                 5.394              5.454
      25-Oct-2019        166                 5.394              5.454
      25-Nov-2019        167                 5.394              5.456
      25-Dec-2019        168                 5.395              5.456
      25-Jan-2020        169                 5.396              5.458
      25-Feb-2020        170                 5.398              5.458
      25-Mar-2020        171                 5.398              5.458
      25-Apr-2020        172                 5.401              5.459
      25-May-2020        173                 5.400              5.457
      25-Jun-2020        174                 5.401              5.457
      25-Jul-2020        175                 5.401              5.457
      25-Aug-2020        176                 5.400              5.454
      25-Sep-2020        177                 5.398              5.453
      25-Oct-2020        178                 5.397              5.450
      25-Nov-2020        179                 5.395              5.449
      25-Dec-2020        180                 5.394              5.447
      25-Jan-2021        181                 5.391              5.446
      25-Feb-2021        182                 5.390              5.446
      25-Mar-2021        183                 5.388              5.444
      25-Apr-2021        184                 5.389              5.445
      25-May-2021        185                 5.387              5.443
      25-Jun-2021        186                 5.387              5.443
      25-Jul-2021        187                 5.386              5.442
      25-Aug-2021        188                 5.385              5.440
      25-Sep-2021        189                 5.384              5.439
      25-Oct-2021        190                 5.382              5.438
      25-Nov-2021        191                 5.382              5.437
      25-Dec-2021        192                 5.381              5.435
      25-Jan-2022        193                 5.380              5.434
      25-Feb-2022        194                 5.379              5.433
      25-Mar-2022        195                 5.376              5.432
      25-Apr-2022        196                 5.377              5.433
      25-May-2022        197                 5.375              5.431
      25-Jun-2022        198                 5.376              5.430
      25-Jul-2022        199                 5.373              5.429
      25-Aug-2022        200                 5.373              5.428
      25-Sep-2022        201                 5.372              5.428
      25-Oct-2022        202                 5.370              5.426
      25-Nov-2022        203                 5.370              5.425
      25-Dec-2022        204                 5.370              5.423
      25-Jan-2023        205                 5.369              5.422
      25-Feb-2023        206                 5.368              5.421
      25-Mar-2023        207                 5.365              5.421
      25-Apr-2023        208                 5.365              5.420
      25-May-2023        209                 5.364              5.419
      25-Jun-2023        210                 5.363              5.419
      25-Jul-2023        211                 5.362              5.417
      25-Aug-2023        212                 5.361              5.416
      25-Sep-2023        213                 5.360              5.416
      25-Oct-2023        214                 5.359              5.414
      25-Nov-2023        215                 5.359              5.413
      25-Dec-2023        216                 5.357              5.412
      25-Jan-2024        217                 5.357              5.411
      25-Feb-2024        218                 5.355              5.409
      25-Mar-2024        219                 5.353              5.409
      25-Apr-2024        220                 5.353              5.408
      25-May-2024        221                 5.353              5.407
      25-Jun-2024        222                 5.351              5.407
      25-Jul-2024        223                 5.350              5.406
      25-Aug-2024        224                 5.350              5.405
      25-Sep-2024        225                 5.348              5.403
      25-Oct-2024        226                 5.347              5.401
      25-Nov-2024        227                 5.346              5.400
      25-Dec-2024        228                 5.346              5.400
      25-Jan-2025        229                 5.344              5.398
      25-Feb-2025        230                 5.343              5.397
      25-Mar-2025        231                 5.341              5.396
      25-Apr-2025        232                 5.341              5.396
      25-May-2025        233                 5.341              5.396
      25-Jun-2025        234                 5.339              5.394
      25-Jul-2025        235                 5.338              5.394
      25-Aug-2025        236                 5.338              5.393
      25-Sep-2025        237                 5.336              5.391
      25-Oct-2025        238                 5.336              5.389
      25-Nov-2025        239                 5.335              5.388
      25-Dec-2025        240                 5.335              5.387
      25-Jan-2026        241                 5.332              5.386
      25-Feb-2026        242                 5.332              5.385
      25-Mar-2026        243                 5.330              5.384
      25-Apr-2026        244                 5.331              5.384
      25-May-2026        245                 5.328              5.383
      25-Jun-2026        246                 5.328              5.382
      25-Jul-2026        247                 5.327              5.382
      25-Aug-2026        248                 5.326              5.380
      25-Sep-2026        249                 5.325              5.379
      25-Oct-2026        250                 5.324              5.377
      25-Nov-2026        251                 5.323              5.376
      25-Dec-2026        252                 5.323              5.375
      25-Jan-2027        253                 5.321              5.374
      25-Feb-2027        254                 5.320              5.373
      25-Mar-2027        255                 5.318              5.372
      25-Apr-2027        256                 5.318              5.373
      25-May-2027        257                 5.316              5.370
      25-Jun-2027        258                 5.316              5.370
      25-Jul-2027        259                 5.315              5.370
      25-Aug-2027        260                 5.314              5.367
      25-Sep-2027        261                 5.313              5.366
      25-Oct-2027        262                 5.311              5.364
      25-Nov-2027        263                 5.310              5.364
      25-Dec-2027        264                 5.310              5.362
      25-Jan-2028        265                 5.309              5.361
      25-Feb-2028        266                 5.307              5.360
      25-Mar-2028        267                 5.306              5.359
      25-Apr-2028        268                 5.305              5.358
      25-May-2028        269                 5.303              5.357
      25-Jun-2028        270                 5.303              5.357
      25-Jul-2028        271                 5.301              5.355
      25-Aug-2028        272                 5.300              5.353
      25-Sep-2028        273                 5.299              5.353
      25-Oct-2028        274                 5.297              5.350
      25-Nov-2028        275                 5.297              5.349
      25-Dec-2028        276                 5.295              5.348
      25-Jan-2029        277                 5.295              5.346
      25-Feb-2029        278                 5.293              5.345
      25-Mar-2029        279                 5.291              5.344
      25-Apr-2029        280                 5.290              5.343
      25-May-2029        281                 5.289              5.342
      25-Jun-2029        282                 5.288              5.341
      25-Jul-2029        283                 5.286              5.340
      25-Aug-2029        284                 5.287              5.338
      25-Sep-2029        285                 5.284              5.337
      25-Oct-2029        286                 5.283              5.335
      25-Nov-2029        287                 5.282              5.334
      25-Dec-2029        288                 5.280              5.333
      25-Jan-2030        289                 5.279              5.331
      25-Feb-2030        290                 5.278              5.329
      25-Mar-2030        291                 5.275              5.329
      25-Apr-2030        292                 5.275              5.328
      25-May-2030        293                 5.275              5.326
      25-Jun-2030        294                 5.273              5.325
      25-Jul-2030        295                 5.271              5.324
      25-Aug-2030        296                 5.271              5.323
      25-Sep-2030        297                 5.268              5.321
      25-Oct-2030        298                 5.267              5.318
      25-Nov-2030        299                 5.266              5.317
      25-Dec-2030        300                 5.265              5.316
      25-Jan-2031        301                 5.263              5.315
      25-Feb-2031        302                 5.262              5.313
      25-Mar-2031        303                 5.260              5.312
      25-Apr-2031        304                 5.259              5.312
      25-May-2031        305                 5.258              5.311
      25-Jun-2031        306                 5.257              5.309
      25-Jul-2031        307                 5.255              5.309
      25-Aug-2031        308                 5.255              5.307
      25-Sep-2031        309                 5.253              5.305
      25-Oct-2031        310                 5.252              5.303
      25-Nov-2031        311                 5.250              5.302
      25-Dec-2031        312                 5.250              5.300
      25-Jan-2032        313                 5.248              5.299
      25-Feb-2032        314                 5.246              5.297
      25-Mar-2032        315                 5.244              5.296
      25-Apr-2032        316                 5.244              5.296
      25-May-2032        317                 5.242              5.294
      25-Jun-2032        318                 5.241              5.293
      25-Jul-2032        319                 5.240              5.293
      25-Aug-2032        320                 5.239              5.290
      25-Sep-2032        321                 5.238              5.289
      25-Oct-2032        322                 5.235              5.286
      25-Nov-2032        323                 5.235              5.285
      25-Dec-2032        324                 5.234              5.283
      25-Jan-2033        325                 5.232              5.282
      25-Feb-2033        326                 5.230              5.281
      25-Mar-2033        327                 5.228              5.279
      25-Apr-2033        328                 5.228              5.279
      25-May-2033        329                 5.226              5.277
      25-Jun-2033        330                 5.226              5.276
      25-Jul-2033        331                 5.223              5.275
      25-Aug-2033        332                 5.222              5.273
      25-Sep-2033        333                 5.221              5.273
      25-Oct-2033        334                 5.219              5.270
      25-Nov-2033        335                 5.218              5.268
      25-Dec-2033        336                 5.217              5.266
      25-Jan-2034        337                 5.216              5.265
      25-Feb-2034        338                 5.215              5.264
      25-Mar-2034        339                 5.211              5.263
      25-Apr-2034        340                 5.211              5.262
      25-May-2034        341                 5.209              5.260
      25-Jun-2034        342                 5.209              5.260
      25-Jul-2034        343                 5.206              5.257
      25-Aug-2034        344                 5.205              5.256
      25-Sep-2034        345                 5.204              5.255
      25-Oct-2034        346                 5.202              5.252
      25-Nov-2034        347                 5.202              5.251
      25-Dec-2034        348                 5.199              5.249
      25-Jan-2035        349                 5.199              5.248
      25-Feb-2035        350                 5.197              5.246
      25-Mar-2035        351                 5.194              5.245
      25-Apr-2035        352                 5.194              5.244
      25-May-2035        353                 5.192              5.242
      25-Jun-2035        354                 5.191              5.241
      25-Jul-2035        355                 5.189              5.239
      25-Aug-2035        356                 5.189              5.238
      25-Sep-2035        357                 5.186              5.236
      25-May-2035        358                 5.185              5.234
      25-Jun-2035        359                 5.184              5.233
      25-Jul-2035        360                 5.182              5.232


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAMP 2005-HE6


o 1-month and 6?month Forward LIBOR curves as of close on December 2, 2005 as indicated

o     12 month recovery lag, triggers failing

o     No P&I advancing

o     Priced at Par

o Run to maturity with collateral losses calculated through the life of the bond, severity as indicated

o     Run at percentages of Prepayment Assumption provided by client

                 M4
       Prepayment/LIBOR Curve                                               30% Severity                    40% Severity
                                           CDR (%)                                           27.21                          19.85
                                           Yield (%)                                        5.6883                         5.7122
100% Fix/hybrid5+, 100% ARM/hybrid<=5      WAL                                                7.13                           8.07
                 FWD                       Modified Duration                                  5.78                           6.38
                                           Principal Window                          Sep11 - Sep35                  Jun12 - Oct35
                                           Principal Writedown                    34,090.89 (0.22%)              34,682.07 (0.23%)
                                           Total Collat Loss                112,066,166.38 (14.36%)        120,404,416.16 (15.43%)
                                           CDR (%)                                           29.30                          21.44
                                           Yield (%)                                        5.1723                         5.1907
200% Fix/hybrid5+, 100% ARM/hybrid<=5      WAL                                                6.51                           7.33
             FWD-50 bps                    Modified Duration                                  5.47                           6.03
                                           Principal Window                          Mar11 - Sep35                  Nov11 - Sep35
                                           Principal Writedown                    15,285.32 (0.10%)              22,862.39 (0.15%)
                                           Total Collat Loss                111,752,910.00 (14.32%)        119,836,949.50 (15.36%)
                                           CDR (%)                                           25.41                          18.50
                                           Yield (%)                                        6.7258                         6.7552
75% Fix/hybrid5+, 100% ARM/hybrid<=5       WAL                                                7.64                           8.69
             FWD+100 bps                   Modified Duration                                  5.86                           6.45
                                           Principal Window                          Jan12 - Oct35                  Oct12 - Oct35
                                           Principal Writedown                    27,604.17 (0.18%)              16,496.89 (0.11%)
                                           Total Collat Loss                109,340,295.46 (14.01%)        117,405,440.74 (15.04%)
                                           CDR (%)                                           23.18                          16.77
                                           Yield (%)                                        7.7686                         7.7782
50% Fix/hybrid5+, 100% ARM/hybrid<=5       WAL                                                8.47                           9.82
             FWD+200 bps                   Modified Duration                                  6.05                           6.67
                                           Principal Window                          Jul12 - Oct35                  Jun13 - Oct35
                                           Principal Writedown                    22,018.27 (0.14%)              58,335.09 (0.38%)
                                           Total Collat Loss                105,748,255.75 (13.55%)        113,313,668.72 (14.52%)


                 M5
       Prepayment/LIBOR Curve                                               30% Severity                    40% Severity
                                           CDR (%)                                           23.23                          17.20
                                           Yield (%)                                        5.7611                         5.7827
100% Fix/hybrid5+, 100% ARM/hybrid<=5      WAL                                                7.66                           8.52
                 FWD                       Modified Duration                                  6.11                           6.63
                                           Principal Window                          Feb12 - Sep35                  Oct12 - Oct35
                                           Principal Writedown                    37,891.12 (0.25%)              41,996.55 (0.28%)
                                           Total Collat Loss                100,828,302.74 (12.92%)        108,433,231.22 (13.89%)
                                           CDR (%)                                           25.05                          18.59
                                           Yield (%)                                        5.2465                         5.2564
200% Fix/hybrid5+, 100% ARM/hybrid<=5      WAL                                                6.98                           7.73
             FWD-50 bps                    Modified Duration                                  5.78                           6.28
                                           Principal Window                          Aug11 - Sep35                  Mar12 - Sep35
                                           Principal Writedown                    17,386.28 (0.11%)              34,256.68 (0.23%)
                                           Total Collat Loss                100,431,607.53 (12.87%)        107,798,574.79 (13.81%)
                                           CDR (%)                                           21.59                          15.95
                                           Yield (%)                                        6.8044                         6.8186
75% Fix/hybrid5+, 100% ARM/hybrid<=5       WAL                                                8.25                           9.24
             FWD+100 bps                   Modified Duration                                  6.20                           6.72
                                           Principal Window                          Jul12 - Oct35                  Mar13 - Oct35
                                           Principal Writedown                    30,193.24 (0.20%)              55,445.81 (0.36%)
                                           Total Collat Loss                 98,089,621.38 (12.57%)        105,390,197.28 (13.50%)
                                           CDR (%)                                           19.51                          14.31
                                           Yield (%)                                        7.8377                         7.8460
50% Fix/hybrid5+, 100% ARM/hybrid<=5       WAL                                                9.27                          10.55
             FWD+200 bps                   Modified Duration                                  6.41                           6.97
                                           Principal Window                          Feb13 - Oct35                  Dec13 - Oct35
                                           Principal Writedown                    40,294.54 (0.26%)              63,296.91 (0.42%)
                                           Total Collat Loss                 94,364,783.84 (12.09%)        101,081,432.81 (12.95%)


                 M6
       Prepayment/LIBOR Curve                                               30% Severity                    40% Severity
                                           CDR (%)                                           20.00                          15.00
                                           Yield (%)                                        5.8775                         5.8901
100% Fix/hybrid5+, 100% ARM/hybrid<=5      WAL                                                8.35                           9.15
                 FWD                       Modified Duration                                  6.52                           6.98
                                           Principal Window                          Sep12 - Oct35                  Apr13 - Oct35
                                           Principal Writedown                    18,224.29 (0.14%)              32,286.72 (0.24%)
                                           Total Collat Loss                 90,791,523.26 (11.63%)         97,763,828.76 (12.53%)
                                           CDR (%)                                           21.59                          16.22
                                           Yield (%)                                        5.3597                         5.3725
200% Fix/hybrid5+, 100% ARM/hybrid<=5      WAL                                                7.58                           8.28
             FWD-50 bps                    Modified Duration                                  6.17                           6.62
                                           Principal Window                          Feb12 - Sep35                  Aug12 - Sep35
                                           Principal Writedown                     2,440.63 (0.02%)              12,615.76 (0.10%)
                                           Total Collat Loss                 90,335,112.20 (11.57%)         97,086,117.80 (12.44%)
                                           CDR (%)                                           18.48                          13.82
                                           Yield (%)                                        6.9090                         6.9328
75% Fix/hybrid5+, 100% ARM/hybrid<=5       WAL                                                9.06                           9.98
             FWD+100 bps                   Modified Duration                                  6.61                           7.07
                                           Principal Window                          Feb13 - Oct35                  Oct13 - Oct35
                                           Principal Writedown                    36,124.46 (0.27%)              27,154.52 (0.20%)
                                           Total Collat Loss                 87,986,099.09 (11.27%)         94,587,442.94 (12.12%)
                                           CDR (%)                                           16.52                          12.27
                                           Yield (%)                                        7.9387                         7.9412
50% Fix/hybrid5+, 100% ARM/hybrid<=5       WAL                                               10.36                          11.61
             FWD+200 bps                   Modified Duration                                  6.87                           7.37
                                           Principal Window                          Dec13 - Oct35                  Sep14 - Oct35
                                           Principal Writedown                    28,956.11 (0.22%)              25,561.80 (0.19%)
                                           Total Collat Loss                 84,087,302.03 (10.77%)         90,107,259.48 (11.55%)


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co.

does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.

imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the

"Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Selection Criteria: GSAMP 05 HE6
Table of Contents

1. DTI
2. PBAL
3. State


1. DTI

--------------------------------------------------------------------------------
                                                   Principal
DTI                                                 Balance         %       WAC
--------------------------------------------------------------------------------
<= 9.99                                             $3,453,735     0.438    8.06
10.00 - 19.99                                       13,440,901     1.706    7.35
20.00 - 29.99                                       66,595,957     8.454    7.51
30.00 - 39.99                                      192,919,897    24.491    7.49
40.00 - 49.99                                      425,478,303    54.014     7.4
50.00 - 59.99                                       84,061,392    10.672     7.2
60.00 - 69.99                                          624,249     0.079    7.67
70.00 >=                                             1,143,851     0.145     7.3
--------------------------------------------------------------------------------
Total:                                            $787,718,285       100    7.41
--------------------------------------------------------------------------------
mean: 40.81
median: 42.34
Std Dev: 9.05



2. PBAL

--------------------------------------------------------------------------------
                                                   Principal
PBAL                                                Balance         %       WAC
--------------------------------------------------------------------------------
0.01 - 25000.00                                     $2,117,879     0.269   10.97
25000.01 - 50000.00                                 12,582,885     1.597    9.78
700000.01 - 750000.00                                5,928,045     0.753    6.29
800000.01 - 850000.00                                  847,246     0.108    6.46
--------------------------------------------------------------------------------
Total:                                            $787,718,285       100    7.41
--------------------------------------------------------------------------------


3. State

--------------------------------------------------------------------------------
                                                   Principal
State                                               Balance         %       WAC
--------------------------------------------------------------------------------
AK                                                  $1,068,814     0.136    7.69
AL                                                   8,254,957     1.048    8.26
AR                                                   2,573,767     0.327    8.42
AZ                                                  28,801,003     3.656    7.29
CA                                                 197,077,327    25.019    6.83
CO                                                  10,019,274     1.272    7.34
CT                                                   7,850,455     0.997     7.6
DC                                                   2,516,404     0.319    7.31
DE                                                   2,885,773     0.366    7.34
FL                                                  83,987,750    10.662    7.55
GA                                                  26,043,537     3.306    7.78
HI                                                   1,583,506     0.201    7.03
IA                                                   2,890,432     0.367    8.54
ID                                                   4,168,060     0.529    7.66
IL                                                  82,042,227    10.415    7.34
IN                                                  11,402,263     1.448    8.25
KS                                                   4,557,942     0.579    8.49
KY                                                   2,019,208     0.256    8.53
LA                                                  10,541,690     1.338    8.01
MA                                                  12,165,948     1.544    7.75
MD                                                  45,687,483       5.8    7.21
ME                                                     611,728     0.078    7.72
MI                                                  16,056,434     2.038    7.93
MN                                                  27,964,227      3.55    7.72
MO                                                   9,642,881     1.224     8.9
MS                                                   4,801,680      0.61    8.19
MT                                                     275,000     0.035     6.7
NC                                                   7,904,938     1.004    7.76
NE                                                   2,747,594     0.349     8.4
NH                                                     944,500      0.12    7.42
NJ                                                  14,810,916      1.88    7.77
NM                                                   2,331,833     0.296    7.68
NV                                                  11,231,938     1.426    7.02
NY                                                  17,038,849     2.163    7.21
OH                                                  11,293,130     1.434       8
OK                                                   1,672,579     0.212    8.57
OR                                                  14,994,045     1.903    7.26
PA                                                  10,764,631     1.367    8.17
RI                                                   7,551,919     0.959    7.72
SC                                                   3,816,180     0.484    7.57
SD                                                     385,131     0.049    7.04
TN                                                   8,426,736      1.07    8.12
TX                                                  12,250,450     1.555    7.72
UT                                                   5,609,896     0.712    7.69
VA                                                  21,306,304     2.705    7.59
VT                                                     276,156     0.035    8.35
WA                                                  16,264,701     2.065    7.21
WI                                                   7,878,716         1    7.76
WV                                                     356,534     0.045    7.21
WY                                                     370,842     0.047    7.23
--------------------------------------------------------------------------------
Total:                                            $787,718,285       100    7.41
--------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


-----------------------------------------------------------------------------------------------------------------------------
     Product Type       WA IO Term   Number of Loans    Loan Balance     Avg. Loan Balance   % of Total IO    % of Total Pool
 2/28 ARM 24 Month IO           24                33      6,755,213.02          204,703.43            3.10%               3.1
 2/28 ARM 36 Month IO                             na                                                  0.00%
 2/28 ARM 60 Month IO           60               628    163,454,764.75          260,278.29           75.04%             75.04
2/28 ARM 120 Month IO          120                 2       $342,100.00         $171,050.00            0.16%              0.16
 3/27 ARM 24 Month IO                             na                                                  0.00%
 3/27 ARM 36 Month IO           36                14      2,799,648.43          199,974.89            1.29%              1.29
 3/27 ARM 60 Month IO           60               128     31,393,941.82          245,265.17           14.41%             14.41
 5/25 ARM 60 Month IO           60                 7      1,253,896.65          179,128.09            0.58%              0.58
     30 Fixed IO            64.183                45     10,626,456.85          236,143.49            4.88%              4.88
     15 Fixed IO                60                 1       $473,000.00         $473,000.00            0.22%              0.22
       Other IO            105.329                 3        720,800.00          240,266.67            0.33%              0.33
       Totals:              59.023               861   $217,819,821.52         $252,984.69          100.00%               100
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
     Product Type        WAC    WA FICO   WA LTV   % Owner Occupied   % Purchase   % Investor   WA DTI   % Full Doc
 2/28 ARM 24 Month IO   7.139   633.241   82.754             96.122       73.554            0   43.422       30.369
 2/28 ARM 36 Month IO
 2/28 ARM 60 Month IO   6.901   650.852   81.892             97.777         67.2        2.185   41.953       50.948
2/28 ARM 120 Month IO   8.101   638.095   86.445                100            0            0   42.591          100
 3/27 ARM 24 Month IO
 3/27 ARM 36 Month IO   7.093   637.691   84.428                100       44.056            0   37.584       58.748
 3/27 ARM 60 Month IO   6.657   657.917   81.895             98.839       42.349        1.161     41.9       29.128
 5/25 ARM 60 Month IO   6.405   641.393   72.044                100       13.015            0   40.204       39.971
     30 Fixed IO        6.832   658.295   80.847             94.448       14.004        5.552    43.29       55.284
     15 Fixed IO            7       619     70.6                100            0            0   47.311          100
       Other IO         7.399   635.763   81.389             76.693            0       23.307   39.435       52.241
       Totals:          6.873   651.324   81.825             97.696       60.137        2.155   41.994       47.602
-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                         Initial Periodic Caps
------------------------------------------------------------------------------------------------------
    Product Type       1.00%  1.50%           2.00%  2.50%           3.00%  3.50%  4.00%  4.50%  5.00%  NA - lifetime cap applies
2/28 ARM 24 Month IO   0.00   0.00            0.00   0.00      453,324.23   0.00   0.00   0.00   0.00                6,301,888.79
2/28 ARM 36 Month IO   0.00   0.00   84,949,804.63   0.00   59,465,388.38   0.00   0.00   0.00   0.00               19,039,571.74
2/28 ARM 60 Month IO
2/28 ARM 120 Month IO  0.00   0.00            0.00   0.00            0.00   0.00   0.00   0.00   0.00                  342,100.00
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO   0.00   0.00            0.00   0.00            0.00   0.00   0.00   0.00   0.00                2,799,648.43
3/27 ARM 60 Month IO   0.00   0.00    1,444,247.88   0.00   29,478,493.94   0.00   0.00   0.00   0.00                  471,200.00
5/25 ARM 60 Month IO   0.00   0.00            0.00   0.00    1,090,696.65   0.00   0.00   0.00   0.00                  163,200.00
---------------------
      Other IO                                                                                                         544,550.00
------------------------------------------------------------------------------------------------------


Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.

Please fill out chart with the appropriate characteristics for each rep line. Please note '% of total IO' should add up to 100%. Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Deal Info                                                                   v1.2

Deal Name

Bloomberg Ticker:       GSAMP 05-HE6
Asset Class:            Subprime
Issuer:
Trustee:                LaSalle Bank National Association
Lead Manager(s)

Month:
   To Roll
   Remaining Term
   Remaining IO Term

% Interest Only

Master Servicer:        WellsFargo
Backup Servicer:

Primary Servicer (s):   %        Name    Originator (s):    %      Name         FICO by Originator
---------------------   ------   -----   ---------------    ----   ----------   ------------------
1.00                    100.00   Ocwen   1.00               0.27   MERITAGE
2.00                                     2.00               0.21   FirstNLC
3.00                                     3.00               0.18   ACOUSTIC
4.00                                     4.00               0.17   FREMONT
5.00                                     5.00               0.16   GS CONDUIT
6.00                                     6.00
7.00                                     7.00
8.00                                     8.00
9.00                                     9.00
10.00                                    10.00

Please fill out complete list of servicers and originators even if it is greater then ten

Cells in red font are calculations and should be left alone.
Please put averages in gray cells at the bottom of each bucket.

                                   FICO BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
FICO                     # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
NA                                                  0.00
=<500                          5        723,577     0.09         144715.37
>500 =<520                    65      9,284,996     1.18         142846.09
>520 =<540                   185     30,580,013     3.88         165297.37
>540 =<560                   245     35,675,883     4.53         145615.85
>560 =<580                   421     71,012,645     9.01         168676.12
>580 =<600                   524     84,642,107    10.75         161530.74
>600 =<620                   721    109,024,634    13.84         151213.08
>620 =<640                   616    104,262,510    13.24         169257.32
>640 =<660                   610    106,229,209    13.49         174146.24
>660 =<680                   459     83,375,594    10.58         181646.17
>680 =<700                   347     66,054,643     8.39         190359.20
>700 =<750                   338     71,092,716     9.03         210333.48
>750                          76     15,759,760     2.00         207365.27
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,287   100.01

                                                     Weighted Average Collateral Characteristics
                         ---------------------------------------------------------------------------------------------------
FICO                     WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only   MI%
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------   ----
NA
=<500                     7.92   500.00    76.10   44.56    100.00   100.00          73.58      74.39            0.00   0.00
>500 =<520                8.54   511.00    72.62   41.51     95.13    87.71          69.26      75.75            1.10   0.00
>520 =<540                8.46   531.00    76.23   42.30     99.69    91.47          73.65      66.98            2.01   0.00
>540 =<560                8.24   551.00    79.18   40.25     98.91    92.77          64.85      69.86            3.05   0.00
>560 =<580                8.12   572.00    84.13   40.99     99.09    93.56          58.78      74.30           18.15   0.00
>580 =<600                7.67   591.00    85.15   41.94     97.40    90.99          54.33      63.09           16.26   0.00
>600 =<620                7.53   611.00    83.74   41.17     96.45    88.21          39.49      64.65           25.88   0.00
>620 =<640                7.26   630.00    83.88   42.15     95.46    88.81          42.45      54.66           32.57   0.00
>640 =<660                7.12   651.00    83.95   41.89     92.28    82.05          39.77      50.49           34.26   0.00
>660 =<680                6.98   669.00    83.28   42.52     94.82    83.80          32.26      38.13           41.56   0.00
>680 =<700                7.02   690.00    84.41   42.12     87.68    74.15          23.31      38.06           38.37   0.00
>700 =<750                6.87   721.00    83.38   41.24     92.20    74.10          21.69      33.17           36.24   0.00
>750                      6.70   770.00    81.37   39.01     90.23    82.30          19.08      39.06           31.90   0.00
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------   ----
TOTAL

FICO Mean: 627    Median: 625.00    Standard Deviation: 54.73

                                   LTV BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
LTV                      # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
=<50                          52      6,613,421     0.84           127,181
>50 =<55                      40      5,947,330     0.76           148,683
>55 =<60                      55      9,404,214     1.19           170,986
>60 =<65                      78     14,061,660     1.79           180,278
>65 =<70                     131     23,636,640     3.00           180,432
>70 =<75                     269     47,615,286     6.04           177,009
>75 =<80                   1,709    342,191,087    43.44           200,229
>80 =<85                     350     67,836,798     8.61           193,819
>85 =<90                     705    135,607,006    17.22           192,350
>90 =<95                     298     48,388,532     6.14           162,378
>95 <100                     925     86,416,312    10.97            93,423
=>100                                               0.00
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,286   100.00

                                                     Weighted Average Collateral Characteristics
                         ---------------------------------------------------------------------------------------------------
LTV                      WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only   MI%
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------   ----
=<50                      7.32   599.00    42.03   33.14     93.52    90.17          78.14      65.33           10.73
>50 =<55                  7.20   594.00    53.03   37.07     92.44    91.18          78.24      63.71           13.04
>55 =<60                  7.00   606.00    57.99   34.83     89.00    95.87          77.23      73.93           20.10
>60 =<65                  7.32   599.00    63.06   41.20     93.35    85.97          85.35      53.57           18.78
>65 =<70                  7.33   596.00    68.80   41.45     96.72    90.76          79.73      49.58           19.27
>70 =<75                  7.09   612.00    74.12   42.71     95.18    85.63          58.38      44.27           27.63
>75 =<80                  7.01   649.00    79.81   41.95     96.43    83.33          26.38      46.68           38.95
>80 =<85                  7.53   596.00    84.40   42.34     95.38    89.12          74.15      57.40           21.56
>85 =<90                  7.61   621.00    89.71   41.15     87.30    85.52          51.16      55.03           17.42
>90 =<95                  7.86   625.00    94.57   42.09     98.14    86.14          52.33      67.14           22.42
>95 <100                  8.64   646.00    99.89   41.76     99.16    87.76          22.72      76.08           13.56
=>100
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------   ----
TOTAL

LTV Mean: 84.82   CLTV: 91.45       Standard Deviation: 11.31     LTV =80: 38.84
% Silent Seconds: 30.41
average, with silent 2nds     LTV =100: 10.21   CLTV W/ Silent Seconds: 90.96

                                   DTI BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
DTI                      # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
=<20                         115     16,894,635     2.14           146,910
>20 =<25                     181     25,263,609     3.21           139,578
>25 =<30                     302     41,649,229     5.29           137,911
>30 =<35                     483     69,039,164     8.76           142,938
>35 =<40                     763    123,764,813    15.71           162,208
>40 =<45                   1,051    191,926,550    24.36           182,613
>45 =<50                   1,231    235,775,747    29.93           191,532
>50 =<55                     458     79,555,556    10.10           173,702
>55 =<60                      18      2,080,881     0.26           115,605
>60                           10      1,768,101     0.22           176,810
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,285    99.98

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
DTI                      WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
=<20                      7.49   636.00    84.78   14.89     80.30    96.01          48.43      65.77           28.30
>20 =<25                  7.55   628.00    81.04   22.84     87.66    92.73          43.67      62.74           29.55
>25 =<30                  7.49   629.00    80.02   27.69     92.00    89.42          48.72      63.22           16.20
>30 =<35                  7.54   628.00    82.79   32.65     93.43    86.97          44.23      59.68           24.84
>35 =<40                  7.47   629.00    83.48   37.70     94.15    89.40          41.62      56.78           27.17
>40 =<45                  7.36   637.00    83.02   42.66     95.31    84.50          39.61      46.57           31.44
>45 =<50                  7.43   632.00    83.88   47.79     97.50    82.55          42.03      46.27           27.40
>50 =<55                  7.17   629.00    84.19   52.68     95.43    84.19          40.47      77.33           27.33
>55 =<60                  7.70   623.00    84.35   55.82     97.58    70.27          29.65      74.87           43.87
>60                       7.43   620.00    82.51   73.21    100.00    54.88          65.53      34.24           24.77
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

DTI Mean: 40.81   Median: 42.34     Standard Deviation: 9.05

                                 PURPOSE BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
Purpose                  # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
Purchase                   2,643    420,972,016    53.44           159,278
Refi (Cash out)            1,744    330,642,860    41.97           189,589
Refi (no Cash)                                      0.00
Refi (Rate Term)             225     36,103,410     4.58           160,460
Consolidation                                       0.00
Other                                               0.00
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,286    99.99

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
Purpose                  WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
Purchase                  7.49   648.00    84.81   41.97     94.44    82.72           0.00      48.12           31.12
Refi (Cash out)           7.30   614.00    81.57   41.42     95.54    88.92         100.00      60.53           23.56
Refi (no Cash)
Refi (Rate Term)          7.55   610.00    80.79   40.21     94.57    87.46           0.00      67.11           24.70
Consolidation
Other
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

                                OCCUPANCY BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
Occ Type                 # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
Primary (OOC)              4,324    747,590,916    94.91           172,893
Investment                   227     31,364,113     3.98           138,168
2nd / Vacation                61      8,763,257     1.11           143,660
Rental                                              0.00
Other                                               0.00
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,286   100.00

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
Occ Type                 WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
Primary (OOC)             7.40   630.00    83.28   41.91    100.00    86.18          42.25      53.62           28.47
Investment                7.63   657.00    83.08   36.55      0.00    68.50          44.96      66.52           14.97
2nd / Vacation            7.53   673.00    82.53   38.33      0.00    91.73           7.48      59.58            3.69
Rental
Other
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

Investment LTV = 80: 0.63

                              DOCUMENTATION BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
Doc Type                 # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
Full                       2,828    426,917,636    54.20           150,961
Alternative                                         0.00
Limited                      111     25,462,632     3.23           229,393
Stated                     1,669    334,771,539    42.50           200,582
No Ratio                                            0.00
NINA                                                0.00
No Doc                         4        566,478     0.07           141,620
Other                                               0.00
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,285   100.00

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
Doc Type                 WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
Full                      7.45   619.00    84.30   41.34     93.89    88.76          46.88     100.00           24.29
Alternative
Limited                   7.22   605.00    81.11   39.54     94.36    88.88          44.54       0.00           26.33
Stated                    7.37   650.00    82.12   42.23     96.23    81.16          35.60       0.00           32.02
No Ratio
NINA
No Doc                    7.66   674.00    79.37   37.53    100.00   100.00           0.00       0.00           42.21
Other
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

                                 PROPERTY BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
Property Type            # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
Single Family              3,652    600,489,750    76.23           164,428
PUD                          348     73,319,205     9.31           210,687
2-4 Unit                     242     52,150,330     6.62           215,497
Townhouse                     48      9,409,891     1.19           196,039
Condo                        321     52,229,775     6.63           162,710
MH                                                  0.00
Other                          1        119,334     0.02           119,334
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,285   100.00

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
Property Type            WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
Single Family             7.42   628.00    83.42   41.25     95.77   100.00          45.76      56.30           25.89
PUD                       7.30   633.00    81.95   41.99     94.41   100.00          26.19      55.68           38.59
2-4 Unit                  7.68   662.00    83.47   43.76     87.99     0.00          29.10      34.09           20.66
Townhouse                 7.12   631.00    84.02   43.38     97.21     0.00          65.13      42.03           41.89
Condo                     7.29   649.00    83.01   43.51     92.42     0.00          29.35      50.08           37.09
MH
Other                     6.74   625.00    90.61   23.32      0.00     0.00           0.00     100.00            0.00
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

                                PRINCIPAL BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
UPB                      # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
=<50                         451     14,700,764     1.87            32,596
>50 =<75                     474     29,729,713     3.77            62,721
>75 =<100                    481     42,198,809     5.36            87,731
>100 =<125                   510     57,383,874     7.28           112,517
>125 =<150                   504     69,532,381     8.83           137,961
>150 =<200                   796    138,175,213    17.54           173,587
>200 =<250                   489    109,265,366    13.87           223,447
>250 =<300                   317     86,731,724    11.01           273,602
>300 =<350                   191     61,828,329     7.85           323,709
>350 =<400                   163     61,199,094     7.77           375,455
>400 =<450                    95     40,451,778     5.14           425,808
>450 =<500                    66     31,487,614     4.00           477,085
>500 =<600                    47     26,030,017     3.30           553,830
>600 =<700                    19     12,228,318     1.55           643,596
=>700                          9      6,775,291     0.86           752,810
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,285   100.00

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
UPB                      WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
=<50                      9.95   634.00    95.03   39.38     91.83    88.22          19.31      75.43            0.19
>50 =<75                  8.99   619.00    87.02   39.06     89.68    90.45          26.12      72.28            1.75
>75 =<100                 8.22   617.00    85.04   39.57     93.76    88.81          36.42      71.34            7.50
>100 =<125                7.81   618.00    83.33   40.60     93.92    87.56          35.04      68.41           10.02
>125 =<150                7.58   622.00    82.77   39.99     93.03    87.52          41.77      62.86           19.72
>150 =<200                7.34   627.00    82.75   41.22     94.96    87.88          45.26      61.76           21.40
>200 =<250                7.27   631.00    82.66   41.92     94.00    82.86          48.56      51.87           28.68
>250 =<300                7.11   639.00    82.60   42.90     94.65    79.46          38.90      45.59           37.15
>300 =<350                7.17   640.00    83.92   42.12     95.39    84.36          42.49      38.19           33.47
>350 =<400                7.07   639.00    83.36   42.80     97.01    85.39          48.50      45.50           39.44
>400 =<450                6.89   635.00    82.28   44.81     98.89    85.09          46.49      35.00           39.08
>450 =<500                7.07   647.00    81.62   44.03     98.43    75.80          42.27      38.01           44.02
>500 =<600                6.85   645.00    81.83   42.64     95.75    95.65          38.45      32.13           57.55
>600 =<700                6.55   676.00    84.11   42.55    100.00    94.73          42.03      63.06           73.85
=>700                     6.31   661.00    74.12   35.94    100.00    78.35          43.68      89.49           44.28
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

* In $1,000
Min 4,875   Max 847,246

                          State Concentration Bucket *
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
State*                   # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
CA                           692    197,077,327    25.02           284,794
FL                           501     83,987,750    10.66           167,640
IL                           454     82,042,227    10.42           180,710
MD                           198     45,687,483     5.80           230,745
AZ                           171     28,801,003     3.66           168,427
MN                           201     27,964,227     3.55           139,126
GA                           194     26,043,537     3.31           134,245
VA                           103     21,306,304     2.70           206,857
NY                            65     17,038,849     2.16           262,136
WA                            94     16,264,701     2.06           173,029
MI                           135     16,056,434     2.04           118,937
OR                            93     14,994,045     1.90           161,226
NJ                            66     14,810,916     1.88           224,408
TX                           117     12,250,450     1.56           104,705
MA                            50     12,165,948     1.54           243,319
Other                      1,478    171,227,084    21.74           115,851
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,285   100.00

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
State*                   WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
CA                        6.83   646.00    79.88   42.65     95.21    86.68          44.65      39.18           52.24
FL                        7.55   631.00    82.91   41.43     91.97    88.31          41.97      50.07           16.63
IL                        7.34   629.00    84.93   43.31     95.06    75.68          54.79      44.21           17.99
MD                        7.21   623.00    81.94   41.64     98.89    81.02          58.63      59.04           32.15
AZ                        7.29   634.00    81.91   39.44     94.15    95.92          36.01      57.72           32.45
MN                        7.72   613.00    84.96   42.10     92.30    87.49          38.34      60.87           34.87
GA                        7.78   620.00    84.40   40.36     92.75    91.11          31.80      60.76           14.75
VA                        7.59   609.00    81.79   42.85     94.07    83.07          44.64      58.12           30.24
NY                        7.21   667.00    84.51   42.88     97.54    59.91          39.59      35.61            4.75
WA                        7.21   632.00    84.34   40.19     98.57    96.55          38.14      73.92           33.68
MI                        7.93   619.00    86.53   40.57     92.14    92.21          45.17      71.09           15.25
OR                        7.26   636.00    86.15   38.58     93.36    99.12          29.23      93.07           26.69
NJ                        7.77   628.00    85.48   41.21     92.23    77.15          37.63      48.93            0.79
TX                        7.72   627.00    84.95   40.63     96.46    95.61          32.60      54.67            8.26
MA                        7.75   666.00    82.67   44.26     95.70    45.80          23.56      35.01           12.20
Other                     7.92   622.00    85.79   40.51     95.70    88.71          34.90      70.60           15.60
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*Separate California into North and South if possible.

                                    Deal Size
                         -------------------------------
California Breakdown     # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
CA North                     300     85,694,288    43.48        285,647.63
CA South                     392   $111,383,039    56.52       $284,140.41
----------------------   -------   ------------   ------   ---------------
                             692    197,077,327   100.00

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
California Breakdown     WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
CA North                  6.78   647.00    80.23   41.86     95.78    90.36          44.67      42.39           56.23
CA South                  6.87   645.00    79.62   43.25     94.77    83.84          44.64      36.72           49.17
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------


                              FIXED / FLOATING (ii)
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
Type                     # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
2 YR ARM                   2,083    342,458,470    43.47           164,406
2 YR ARM IO                  663    170,552,078    21.65           257,243
FIXED                        616     77,340,362     9.82           125,553
3 YR ARM                     360     61,568,873     7.82           171,025
2 YR ARM BALLOON 40/30       320     60,789,612     7.72           189,968
3 YR ARM IO                  142     34,193,590     4.34           240,800
FIXED IO                      47     11,275,707     1.43           239,909
FIXED BALLOON 40/30           38      7,537,393     0.96           198,352
Other                        343     22,002,201     2.79            64,146
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,286   100.00

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
Type                     WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
2 YR ARM                  7.63   622.00    84.13   40.84     92.44    86.16          40.46      57.26            0.00
2 YR ARM IO               6.91   650.00    81.93   42.01     97.72    85.28          29.32      50.23          100.00
FIXED                     7.34   634.00    81.33   42.83     97.59    89.65          73.12      63.03            0.00
3 YR ARM                  7.34   617.00    82.82   42.77     95.83    82.39          61.04      42.37            0.00
2 YR ARM BALLOON 40/30    7.69   626.00    83.37   43.11     93.28    84.78          17.54      62.34            0.00
3 YR ARM IO               6.69   656.00    82.10   41.55     98.93    80.09          49.97      31.55          100.00
FIXED IO                  6.84   656.00    80.33   43.49     94.77    82.22          81.38      56.30          100.00
FIXED BALLOON 40/30       6.88   634.00    78.96   38.67    100.00    92.31          56.47      64.57            0.00
Other                     9.20   643.00    92.65   40.63     96.01    82.19          30.76      47.35            8.17
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

% of 30/40 Year Loans 9.11    % of 40/40 Year Loans 0.05

                                   LIEN BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
Type                     # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
First                      4,114    765,832,112    97.22           186,153
Second                       498     21,886,174     2.78            43,948
Third                                               0.00
Other                                               0.00
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,286   100.00

                                                  Weighted Average Collateral Characteristics
                          --------------------------------------------------------------------------------------------
Type                      WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------    -----   ------   ------   -----   -------   ------   ------------   --------   -------------
First                      7.33   631.00    82.81   41.67     94.86    85.64          42.83      54.14           28.44
Second                    10.15   656.00    99.22   41.28     96.51    82.04          12.22      56.21            0.13
Third
Other
----------------------    -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

                                PREPAYMENT BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
Type                     # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
None                       1,082    183,344,946    23.28           169,450
6 Months                                            0.00
1 Year                       249     53,276,732     6.76           213,963
2 Year                     2,647    440,315,010    55.90           166,345
3 Year                       631    110,075,704    13.97           174,446
5 Year                         2        369,232     0.05           184,616
Other                          1        336,660     0.04           336,660
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,284   100.00

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
Type                     WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
None                      7.54   630.00    83.73   42.13     95.82    80.34          44.23      45.28           20.70
6 Months
1 Year                    7.46   648.00    83.75   41.80     92.41    77.38          37.54      49.50           27.24
2 Year                    7.44   630.00    83.65   41.24     94.49    87.99          35.25      58.08           31.28
3 Year                    7.08   634.00    80.74   42.46     96.24    88.25          67.34      55.64           24.64
5 Year                    7.51   584.00    80.00   50.97    100.00   100.00          57.62      57.62           42.38
Other                     6.99   631.00    80.00   36.03    100.00   100.00           0.00     100.00          100.00
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

                                  INDEX BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
Type                     # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
Libor - 6 Month            4,612    787,718,285   100.00           170,798
Libor - 1 Year                                      0.00
Treasury - 1 Year                                   0.00
CMT - 1 Year                                        0.00
                                                    0.00
                                                    0.00
                                                    0.00
Other                                               0.00
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,285   100.00

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
Type                     WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
Libor - 6 Month           7.41   632.00    83.26   41.66     94.91    85.54          41.97      54.20           27.65
Libor - 1 Year
Treasury - 1 Year
CMT - 1 Year



Other
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

List all reset rates

                           MORTGAGE RATE (WAC) BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
Type                     # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
=> 5.00                                             0.00
>5.00 =<5.50                  15      4,257,879     0.54           283,859
>5.50 =<6.00                 175     45,583,393     5.79           260,477
>6.00 =<6.50                 403     98,869,086    12.55           245,333
>6.50 =<7.00                 870    193,324,214    24.54           222,212
>7.00 =<7.50                 694    133,130,572    16.90           191,831
>7.50 =<8.00                 742    129,888,326    16.49           175,052
>8.00 =<8.50                 371     56,947,684     7.23           153,498
>8.50 =<9.00                 369     47,819,101     6.07           129,591
>9.00 =<9.50                 282     28,432,517     3.61           100,825
>9.50 =<10.00                238     21,371,842     2.71            89,798
>10.00 =<10.50               156     12,163,142     1.54            77,969
>10.50 =<11.00               151      9,981,535     1.27            66,103
>11.00 =<11.50                70      3,108,970     0.39            44,414
>11.50 =<12.00                36      1,398,761     0.18            38,854
>12.00 =<12.50                13        452,435     0.06            34,803
>12.50 =<13.00                 9        341,188     0.04            37,910
>13.00                        18        647,640     0.08            35,980
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,285    99.99

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
Type                     WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
=> 5.00
>5.00 =<5.50              5.37   681.00    76.41   43.82    100.00    89.67          50.71     100.00           66.13
>5.50 =<6.00              5.81   671.00    76.27   40.61     97.66    89.30          48.12      75.57           50.24
>6.00 =<6.50              6.26   661.00    80.23   43.30     97.44    87.31          41.90      56.45           42.34
>6.50 =<7.00              6.76   647.00    81.72   42.05     96.42    87.13          43.47      45.85           37.94
>7.00 =<7.50              7.23   628.00    81.82   41.01     93.39    83.63          41.19      52.42           28.67
>7.50 =<8.00              7.73   619.00    84.99   41.82     91.70    81.66          47.50      48.39           16.63
>8.00 =<8.50              8.24   613.00    87.14   41.77     91.10    83.50          40.38      47.45           13.95
>8.50 =<9.00              8.73   593.00    87.29   40.62     95.36    87.95          40.53      59.02            9.07
>9.00 =<9.50              9.23   592.00    88.85   40.14     96.64    85.85          30.82      71.09            3.39
>9.50 =<10.00             9.75   597.00    88.96   39.59     96.36    83.77          35.27      66.23           10.87
>10.00 =<10.50           10.21   589.00    91.25   42.30     98.47    88.40          18.24      75.66            9.18
>10.50 =<11.00           10.75   594.00    90.15   40.56     96.13    92.49          26.39      81.17            4.36
>11.00 =<11.50           11.24   592.00    90.37   41.59     97.80    95.47          20.28      85.17            0.00
>11.50 =<12.00           11.74   625.00    98.18   41.84     84.85    75.07           4.89      61.45            0.00
>12.00 =<12.50           12.23   629.00    94.87   41.26     87.23   100.00          26.16      72.21            0.00
>12.50 =<13.00           12.85   637.00    87.37   41.65     75.88    73.78          17.57      50.93            0.00
>13.00                   13.79   629.00    92.87   37.74    100.00    77.93          21.44      31.84            0.00
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

                               MARGIN (WAM) BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
Type                     # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
=> 2.00                      894    103,232,388    13.11           115,472
>2.00 =<2.50                   1        184,474     0.02           184,474
>2.50 =<3.00                   1        170,377     0.02           170,377
>3.00 =<3.50                  97     19,420,497     2.47           200,211
>3.50 =<4.00                  78     15,089,335     1.92           193,453
>4.00 =<4.50                  92     23,174,054     2.94           251,892
>4.50 =<5.00                 433     99,760,732    12.66           230,394
>5.00 =<5.50                 588    128,817,035    16.35           219,077
>5.50 =<6.00                 645    136,053,891    17.27           210,936
>6.00 =<6.50                 854    149,834,610    19.02           175,450
>6.50 =<7.00                 246     38,684,435     4.91           157,254
>7.00 =<7.50                 207     25,107,682     3.19           121,293
>7.50 =<8.00                 195     21,377,873     2.71           109,630
>8.00 =<8.50                 123     15,069,554     1.91           122,517
>8.50 =<9.00                  76      5,754,519     0.73            75,717
>9.00 =<9.50                  54      4,342,236     0.55            80,412
>9.50 =<10.00                 17        988,331     0.13            58,137
>12.00 =<12.50                 7        424,502     0.05            60,643
>12.50 =<13.00                 2        106,013     0.01            53,007
>13.00 =<13.50                 1         59,773     0.01            59,773
>13.50 =<14.00                 1         65,974     0.01            65,974
>14.00                                              0.00
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,285    99.99

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
Type                     WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
=> 2.00                   7.50   638.00    82.26   42.45     97.06    89.02          68.40      61.71           10.92
>2.00 =<2.50              6.13   669.00    80.00   45.87    100.00   100.00           0.00       0.00            0.00
>2.50 =<3.00              6.50   540.00    60.00   44.56    100.00   100.00           0.00       0.00            0.00
>3.00 =<3.50              7.04   629.00    83.26   43.82     99.59    78.62          61.58      35.14           22.29
>3.50 =<4.00              6.88   640.00    83.63   41.93     96.57    70.97          41.10      41.58           35.66
>4.00 =<4.50              6.03   675.00    77.35   40.21     95.13    94.01          40.20      82.26           57.23
>4.50 =<5.00              6.60   656.00    80.38   41.87     94.76    88.71          26.06      45.47           52.12
>5.00 =<5.50              6.83   648.00    83.23   42.64     93.73    86.97          34.95      47.56           44.54
>5.50 =<6.00              7.15   629.00    82.70   41.00     93.74    84.39          41.80      51.14           28.17
>6.00 =<6.50              7.83   614.00    83.54   41.33     93.47    82.36          44.06      56.37           14.66
>6.50 =<7.00              8.10   624.00    87.54   41.52     95.16    82.07          42.22      48.31           17.68
>7.00 =<7.50              8.67   600.00    86.62   40.26     95.85    85.02          35.96      59.65            9.02
>7.50 =<8.00              9.27   594.00    89.29   40.46     98.92    87.75          26.68      69.51            5.73
>8.00 =<8.50              9.68   582.00    87.93   39.82     97.28    81.78          43.78      79.15           16.54
>8.50 =<9.00             10.17   588.00    92.92   40.13     99.01    94.32          11.40      85.04           15.88
>9.00 =<9.50             10.64   592.00    94.04   40.85     97.74    94.17           6.19      86.66            4.11
>9.50 =<10.00            11.27   580.00    92.43   42.40     94.31   100.00           0.00      96.50            0.00
>12.00 =<12.50           11.70   605.00    94.44   43.50    100.00    49.05           0.00      65.50            0.00
>12.50 =<13.00           11.63   590.00    89.09   36.37    100.00   100.00          43.62      43.62            0.00
>13.00 =<13.50           13.13   627.00   100.00   41.63    100.00   100.00           0.00       0.00            0.00
>13.50 =<14.00           13.63   649.00   100.00   37.65    100.00     0.00           0.00       0.00            0.00
>14.00
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

                                  Deal Coverage
--------------------------------------------------------------------------------

Percentage of the deal based on FICO and LTV buckets.*

                                                      Loan-to-Value (LTV)
             ---------------------------------------------------------------------------------------------------------------
FICO         =<55   >55 =<60   >60 =<65   >65 =<70   >70 =<75   >75 =<80   >80 =<85   >85 =<90   >90 =<95   >95 <100   =>100
----------   ----   --------   --------   --------   --------   --------   --------   --------   --------   --------   -----
NA           0.00          0       0.00       0.00       0.02       0.00       0.00       0.00       0.00       0.00    0.00
=<500        0.01          0       0.00       0.00       0.00       0.07       0.00       0.00       0.00       0.00    0.00
>500 =<550   0.42       0.22       0.50       0.94       0.92       1.64       1.66       0.84       0.12       0.00    0.00
>550 =<600   0.46       0.31       0.37       0.75       1.58       5.41       3.38       5.89       2.17       0.15    1.62
>600 =<625   0.25       0.21       0.29       0.55       0.99       7.10       1.14       3.43       1.19       0.11    1.91
>625 =<650   0.18       0.19       0.29       0.17       1.02       7.86       1.20       2.39       0.97       0.15    2.29
>650 =<675   0.15       0.17       0.18       0.31       0.79       8.21       0.74       2.04       0.79       0.15    2.01
>675 =<700   0.03          0       0.09       0.10       0.40       6.18       0.18       1.28       0.48       0.15    1.23
>700 =<725   0.03       0.03       0.02       0.06       0.22       3.62       0.27       0.87       0.17       0.03    0.55
>725 =<750   0.01       0.01       0.05       0.00       0.05       2.17       0.00       0.28       0.21       0.02    0.37
>750 <800    0.06       0.02       0.00       0.14       0.04       1.14       0.04       0.19       0.05       0.00    0.24
=>800        0.00       0.03       0.00       0.00       0.00       0.06       0.00       0.00       0.00       0.00    0.00

* This table should be filled out with the percentage of the deal corresponding to each cross LTV and FICO buckets

                                   MI Coverage
--------------------------------------------------------------------------------

Percentage of MI coverage based on FICO and LTV buckets.*

                                                      Loan-to-Value (LTV)
             ---------------------------------------------------------------------------------------------------------------
FICO         =<55   >55 =<60   >60 =<65   >65 =<70   >70 =<75   >75 =<80   >80 =<85   >85 =<90   >90 =<95   >95 <100   =>100
----------   ----   --------   --------   --------   --------   --------   --------   --------   --------   --------   -----
NA
=<500
>500 =<550
>550 =<600
>600 =<625
>625 =<650
>650 =<675
>675 =<700
>700 =<725
>725 =<750
>750 <800
=>800

* This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets

                               IO ONLY FICO BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
Type                     # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
NA                                                  0.00
=<500                                               0.00
>500 =<520                     1        102,000     0.05           102,000
>520 =<540                     3        613,950     0.28           204,650
>540 =<560                     6      1,087,191     0.50           181,199
>560 =<580                    51     12,891,091     5.92           252,766
>580 =<600                    58     13,766,554     6.32           237,354
>600 =<620                   119     28,218,191    12.95           237,128
>620 =<640                   139     33,961,394    15.59           244,327
>640 =<660                   147     36,399,235    16.71           247,614
>660 =<680                   131     34,649,190    15.91           264,498
>680 =<700                    95     25,342,576    11.63           266,764
>700 =<750                    92     25,760,998    11.83           280,011
>750                          19      5,027,453     2.31           264,603
----------------------   -------   ------------   ------   ---------------
TOTAL                        861    217,819,823   100.00

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
Type                     WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   LTV =>80
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
NA
=<500
>500 =<520                8.13   516.00    85.00   29.87    100.00   100.00         100.00       0.00          100.00
>520 =<540                8.90   529.00    80.57   35.11    100.00   100.00         100.00     100.00           55.66
>540 =<560                9.08   552.00    80.16   39.59    100.00    74.71          73.76     100.00           55.56
>560 =<580                7.86   573.00    83.16   41.57     97.37    96.37          55.66      77.79           75.87
>580 =<600                7.34   592.00    83.84   43.83     94.57    86.73          43.93      47.70           79.97
>600 =<620                7.14   611.00    80.71   39.99     98.59    85.22          44.76      61.65           77.18
>620 =<640                6.91   630.00    81.76   43.66     99.12    89.39          40.76      48.34           84.94
>640 =<660                6.79   651.00    81.61   41.62     96.78    78.45          35.31      47.14           84.17
>660 =<680                6.64   669.00    81.82   42.71     99.05    86.17          29.13      30.57           82.72
>680 =<700                6.61   690.00    81.68   42.58     97.09    78.37          30.50      39.81           91.43
>700 =<750                6.46   718.00    82.47   40.53     96.13    81.78          19.61      41.69           86.72
>750                      6.15   766.00    79.11   42.11    100.00    81.44          19.37      59.57           90.19
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL

                            IO ONLY PRINCIPAL BUCKET
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
UPB                      # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
=<50                           1         27,545     0.01            27,545
>50 =<75                       8        519,849     0.24            64,981
>75 =<100                     35      3,163,494     1.45            90,386
>100 =<500                   772    187,098,089    85.90           242,355
>500 =<600                    27     14,979,836     6.88           554,809
>600 =<700                    14      9,031,021     4.15           645,073
=>700                          4      2,999,987     1.38           749,997
----------------------   -------   ------------   ------   ---------------
TOTAL                        861    217,819,821   100.01
* In $1,000

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
UPB                      WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   LTV =>80
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
=<50                      9.49   582.00   100.00   41.06    100.00   100.00         100.00     100.00          100.00
>50 =<75                  7.43   640.00    80.22   39.21     76.90    74.55           0.00      37.53           49.69
>75 =<100                 7.34   644.00    80.74   41.38     96.99    92.17          31.53      52.77           67.50
>100 =<500                6.90   651.00    81.85   42.03     97.43    82.65          36.19      47.62           84.02
>500 =<600                6.71   647.00    82.18   43.68    100.00    95.99          29.70      30.21           96.56
>600 =<700                6.62   673.00    85.37   42.74    100.00    92.87          35.82      57.19           85.57
=>700                     6.16   665.00    69.15   30.29    100.00   100.00          50.00     100.00            0.00
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL
* In $1,000

                             INITAIL IO RESET PERIOD
--------------------------------------------------------------------------------

                                    Deal Size
                         -------------------------------
UPB                      # Loans   Balance        %        WA Loan Balance
----------------------   -------   ------------   ------   ---------------
None                       3,751    569,898,464    72.35           151,932
2 Year                        33      6,755,213     0.86           204,703
3 Year                        14      2,799,648     0.36           199,975
5 Year                       805    206,637,474    26.23           256,693
7 Year
10 year                                             0.00
Other                          9      1,627,486     0.21           180,832
----------------------   -------   ------------   ------   ---------------
TOTAL                      4,612    787,718,285   100.01

                                                 Weighted Average Collateral Characteristics
                         --------------------------------------------------------------------------------------------
UPB                      WAC     FICO     %LTV     % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   LTV =>80
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
None                      7.62   624.00    83.82   41.53     93.84    85.99          44.35      56.72           81.13
2 Year                    7.14   633.00    82.75   43.42     96.12    76.38          22.29      30.37           85.79
3 Year                    7.09   638.00    84.43   37.58    100.00    86.64          15.74      58.75           77.23
5 Year                    6.85   652.00    81.76   42.00     97.78    84.54          36.19      47.76           83.39
7 Year
10 year
Other                     7.70   646.00    82.22   42.53     89.68    89.68          72.08      80.06           93.86
----------------------   -----   ------   ------   -----   -------   ------   ------------   --------   -------------
TOTAL


=<55        >55 =<60    >60 =<65    >65 =<70    >70 =<75    >75 =<80    >80 =<85    >85 =<90    >90 =<95    >95 <100     =>100


=<55
>55 =<60
>60 =<65
>65 =<70
>70 =<75
>75 =<80
>80 =<85
>85 =<90
>90 =<95
>95 <100
=>100

Selection Criteria: GSAMP 05 HE6; IO
Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin

1. Summary

Scheduled Principal Balance: $217,819,822
Number of Mortgage Loans: 861
Average Scheduled Principal Balance: $252,985
Weighted Average Gross Coupon: 6.873%
Weighted Average Net Coupon: 6.361%
Weighted Average Current FICO Score: 651
Weighted Average Original LTV Ratio: 81.81%
Weighted Average Combined Original LTV Ratio: 81.82%
Weighted Average Stated Remaining Term (months): 357
Weighted Average Seasoning(months): 3
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 5.84%
Weighted Average Initial Rate Cap: 3.01%
Weighted Average Periodic Rate Cap: 1.31%
Weighted Average Gross Maximum Lifetime Rate: 13.45%

2. Current Principal Balance

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Current Principal Balance     of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
$50,000 & Below                      1       $27,545       0.01%      9.49%       582    $27,545    100.00%     100.00%    100.00%
$50,001 - $75,000                    8       519,849       0.24      7.425        640     64,981     80.22       37.53       76.9
$75,001 - $100,000                  35     3,163,494       1.45      7.344        644     90,386     80.74       52.77      96.99
$100,001 - $125,000                 51     5,750,941       2.64      7.303        639    112,764     82.97       65.37      92.11
$125,001 - $150,000                 99    13,710,574       6.29      7.199        642    138,491     82.01       58.49      97.91
$150,001 - $200,000                170    29,574,743      13.58      7.056        645    173,969     82.57       57.48      96.56
$200,001 - $250,000                140    31,335,604      14.39      6.977        653    223,826     81.88       52.26      96.47
$250,001 - $300,000                118    32,223,229      14.79      6.886        654    273,078     81.08       48.53      96.61
$300,001 - $350,000                 64    20,696,362        9.5      6.742        655    323,381      81.6       34.68        100
$350,001 - $400,000                 64    24,135,593      11.08      6.662        660    377,119     82.45       43.66      98.54
$400,001 - $450,000                 37    15,809,238       7.26      6.799        641    427,277     81.58       21.68        100
$450,001 - $500,000                 29    13,861,805       6.36       6.72        649    477,993     81.03       51.71      96.43
$500,001 - $550,000                 13     6,771,286       3.11      6.863        644    520,868     82.31       23.68        100
$550,001 - $600,000                 14     8,208,550       3.77       6.59        650    586,325     82.08        35.6        100
$600,001 - $650,000                  7     4,333,121       1.99      6.755        673    619,017     84.36       56.72        100
$650,001 - $700,000                  7     4,697,900       2.16      6.489        673    671,129     86.29       57.62        100
$700,001 & Above                     4     2,999,987       1.38      6.163        665    749,997     69.15         100        100
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

3. Current Rate

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Current Rate                  of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
5.00 - 5.49                          8    $2,815,563       1.29%      5.43%       690   $351,945     77.00%     100.00%    100.00%
5.50 - 5.99                         74    22,899,869      10.51      5.785        682    309,458     76.22          74        100
6.00 - 6.49                        147    41,863,643      19.22      6.275        670    284,787     80.61       44.34        100
6.50 - 6.99                        274    73,352,846      33.68      6.737        652    267,711      81.8       40.28      98.36
7.00 - 7.49                        168    38,169,338      17.52      7.205        640    227,198     81.41       44.94      96.48
7.50 - 7.99                        111    21,601,603       9.92      7.713        627    194,609     84.09        40.7      90.27
8.00 - 8.49                         31     7,943,051       3.65      8.244        629    256,227     91.42       37.19      95.34
8.50 - 8.99                         26     4,337,150       1.99      8.707        602    166,813     91.04       61.38        100
9.00 & Above                        22     4,836,757       2.22      9.831        587    219,853      91.2       87.93        100
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

4. Credit Score

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Credit Score                  of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
740 & Above                         23    $6,478,352       2.97%      6.34%       761   $281,667     79.63%      49.42%     96.81%
720 - 739                           32     9,119,448       4.19      6.362        729    284,983     83.15        46.8       98.4
700 - 719                           63    16,889,355       7.75      6.493        708    268,085     82.19       38.83      96.18
680 - 699                           95    25,487,652       11.7      6.632        688    268,291     81.62       39.67      97.11
660 - 679                          128    33,780,018      15.51      6.621        668    263,906      81.9       31.57      99.03
640 - 659                          145    36,059,327      16.55      6.797        650    248,685     81.65       46.51      96.75
620 - 639                          142    34,514,319      15.85      6.901        630    243,059     81.68          49      99.14
600 - 619                          122    28,482,067      13.08      7.155        610    233,460     80.72       63.96      98.61
580 - 599                           57    14,238,287       6.54      7.465        589    249,795     84.22       47.26       92.8
560 - 579                           45    11,176,013       5.13      7.851        572    248,356     82.59       78.42      99.45
540 - 559                            5       879,035        0.4      9.342        550    175,807     81.38         100        100
520 - 539                            3       613,950       0.28      8.897        529    204,650     80.57         100        100
500 - 519                            1       102,000       0.05      8.125        516    102,000        85           0        100
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

5. Lien

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Lien                          of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
1                                  860  $217,792,277      99.99%      6.87%       651   $253,247     81.82%      47.59%     97.70%
2                                    1        27,545       0.01       9.49        582     27,545       100         100        100
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

6. Combined Original LTV

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Combined Original LTV         of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
60.00 & Below                       11    $3,375,283       1.55%      6.32%       642   $306,844     53.78%      96.15%     94.06%
60.01 - 70.00                       30     7,194,888        3.3      6.317        637    239,830     66.72       66.91      98.55
70.01 - 80.00                      577   146,437,263      67.23      6.703        658    253,791     79.31       42.22      98.71
80.01 - 85.00                       54    14,622,773       6.71      7.059        617    270,792     84.27       47.17      92.31
85.01 - 90.00                       94    23,628,174      10.85      7.413        635    251,364     89.78       41.13      92.81
90.01 - 95.00                       43    10,847,484       4.98      7.339        642    252,267     94.44       65.58        100
95.01 - 100.00                      52    11,713,957       5.38      7.751        660    225,268     99.83       85.95        100
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

7. Original LTV

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Original LTV                  of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
60.00 & Below                       12    $3,402,827       1.56%      6.34%       642   $283,569     54.16%      96.18%     94.11%
60.01 - 70.00                       30     7,194,888        3.3      6.317        637    239,830     66.72       66.91      98.55
70.01 - 80.00                      577   146,437,263      67.23      6.703        658    253,791     79.31       42.22      98.71
80.01 - 85.00                       54    14,622,773       6.71      7.059        617    270,792     84.27       47.17      92.31
85.01 - 90.00                       94    23,628,174      10.85      7.413        635    251,364     89.78       41.13      92.81
90.01 - 95.00                       43    10,847,484       4.98      7.339        642    252,267     94.44       65.58        100
95.01 - 100.00                      51    11,686,412       5.37      7.747        660    229,145     99.83       85.92        100
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

8. Documentation

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Documentation                 of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
STATED                             399  $107,189,703      49.21%      6.92%       661   $268,646     81.45%       0.00%     98.35%
FULL                               435   103,685,516       47.6      6.831        643    238,358     82.28         100      97.46
LIMITED                             26     6,705,478       3.08      6.819        617    257,903     80.78           0      90.81
NO DOC                               1       239,124       0.11        6.2        671    239,124        80           0        100
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

9. Purpose

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Purpose                       of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
PURCHASE                           525  $130,989,416      60.14%      6.85%       661   $249,504     81.63%      41.43%     98.81%
CASHOUT REFI                       296    77,911,868      35.77      6.909        639    263,216     82.57       56.65      96.41
RATE/TERM REFI                      40     8,918,538       4.09      6.915        625    222,963     78.13       59.27      92.59
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

10. Occupancy

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Occupancy                     of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
OWNER OCCUPIED                     835  $212,802,146      97.70%      6.86%       651   $254,853     81.81%      47.49%    100.00%
INVESTOR                            23     4,694,111       2.16      7.425        651    204,092     82.56       54.69          0
SECOND HOME                          3       323,564       0.15      6.797        653    107,855     80.83       19.04          0
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

11. Property Type

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Property Type                 of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
SINGLE FAMILY                      615  $155,444,788      71.36%      6.83%       649   $252,756     81.93%      47.62%     97.96%
PUD                                103    28,291,639      12.99      6.927        649    274,676     81.58       52.31        100
CONDO                               88    19,369,568       8.89      6.867        663    220,109     80.88       48.91      96.58
2-4 FAMILY                          37    10,771,949       4.95      7.389        664    291,134     82.51       36.91      89.06
TOWNHOUSE                           18     3,941,878       1.81       6.86        651    218,993     82.08       35.84        100
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

12. State

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
State                         of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
CA                                 311  $102,954,839      47.27%      6.59%       660   $331,044     79.99%      35.88%     98.19%
IL                                  58    14,761,806       6.78      6.818        650    254,514     83.68       45.88      94.19
MD                                  58    14,689,679       6.74      6.913        641    253,270     82.06        48.2        100
FL                                  72    13,969,299       6.41      7.305        651    194,018     84.32          59      95.58
MN                                  58     9,750,490       4.48      7.231        623    168,112     84.25       77.03      89.89
AZ                                  47     9,346,687       4.29      6.989        645    198,866     80.59       61.56      98.29
VA                                  23     6,442,167       2.96      7.387        630    280,094     82.77       51.08        100
WA                                  22     5,477,992       2.51      6.709        642    249,000     82.76       77.62        100
NV                                  20     4,201,250       1.93      6.906        672    210,062     80.26       44.29      97.52
CO                                  20     4,064,111       1.87      7.008        642    203,206     82.77       57.02        100
Other                              172    32,161,501      14.77      7.353        645    186,985     85.01       61.13      98.66
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

13. Zip

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Zip                           of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
94533                                6    $2,101,880       0.96%      6.48%       650   $350,313     80.00%      13.55%    100.00%
92880                                4     1,839,900       0.84      6.941        651    459,975     78.26           0        100
94565                                5     1,614,800       0.74      6.583        675    322,960     78.82       56.35      84.64
95376                                3     1,477,000       0.68      6.672        698    492,333     76.91       26.27        100
95687                                3     1,378,040       0.63      5.888        675    459,347     76.09         100        100
94509                                3     1,276,480       0.59      6.891        670    425,493     82.96           0        100
93907                                2     1,179,200       0.54      6.598        667    589,600        80           0        100
92027                                3     1,176,000       0.54      6.604        643    392,000        80       35.71        100
95838                                5     1,138,007       0.52      6.778        656    227,601      79.4       63.39      61.65
94521                                3     1,064,000       0.49      6.744        659    354,667     80.92       19.55        100
Other                              824   203,574,515      93.46      6.891        650    247,056     82.01       48.82      97.87
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

14. Remaining Months to Maturity

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Remaining Months to Maturity  of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
1 - 180                              1      $473,000       0.22%      7.00%       619   $473,000     70.60%     100.00%    100.00%
241 - 360                          860   217,346,822      99.78      6.873        651    252,729     81.85       47.49      97.69
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

15. Amortization Type

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Amortization Type             of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
2 YR ARM IO                        663  $170,552,078      78.30%      6.91%       650   $257,243     81.93%      50.23%     97.72%
3 YR ARM IO                        142    34,193,590       15.7      6.693        656    240,800      82.1       31.55      98.93
FIXED IO                            47    11,275,707       5.18      6.842        656    239,909     80.33        56.3      94.77
5 YR ARM IO                          9     1,798,447       0.83      6.746        640    199,827      75.5       48.81      90.66
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

16. Initial Periodic Cap

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Initial Periodic Cap          of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
<= 0.00                             47   $11,275,707       5.18%      6.84%       656   $239,909     80.33%      56.30%     94.77%
1.51 - 2.00                        322    86,394,053      39.66      6.858        662    268,305     82.05       71.34      99.28
2.51 - 3.00                        346    90,487,903      41.54      6.827        646    261,526     81.25       21.93      98.84
5.51 - 6.00                        146    29,662,159      13.62      7.067        635    203,165     83.48       53.45       90.7
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

17. Periodic Cap

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Periodic Cap                  of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
<= 0.00                             47   $11,275,707       5.18%      6.84%       656   $239,909     80.33%      56.30%     94.77%
0.51 - 1.00                        332    76,919,653      35.31      6.996        637    231,686     81.47       35.81      95.26
1.01 - 1.50                        482   129,624,462      59.51      6.802        660    268,930     82.17       53.84       99.4
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

18. Months to Rate Reset

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Months to Rate Reset          of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
<= 0                                47   $11,275,707       5.18%      6.84%       656   $239,909     80.33%      56.30%     94.77%
12-Jan                               4       774,061       0.36      6.671        641    193,515     82.68       41.44        100
13 - 24                            659   169,778,017      77.94      6.913        650    257,630     81.93       50.27      97.71
25 - 36                            142    34,193,590       15.7      6.693        656    240,800      82.1       31.55      98.93
49 & Above                           9     1,798,447       0.83      6.746        640    199,827      75.5       48.81      90.66
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

19. Life Maximum Rate

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Life Maximum Rate             of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
0.00 - ?.01                         47   $11,275,707       5.18%      6.84%       656   $239,909     80.33%      56.30%     94.77%
0.00 - 11.99                        29     7,698,877       3.53      5.758        659    265,479     74.94       63.42        100
12.00 - 12.49                       43    11,087,158       5.09      6.131        670    257,841     79.03       36.96        100
12.50 - 12.99                      176    48,539,603      22.28      6.468        659    275,793     79.11       53.88      97.43
13.00 - 13.49                      179    47,390,209      21.76      6.605        656    264,750     80.51       50.25      99.08
13.50 - 13.99                      190    47,769,103      21.93      6.936        650    251,416      83.7       38.73       96.4
14.00 - 14.49                       99    24,033,292      11.03       7.46        643    242,761     85.52        36.4      96.15
14.50 - 14.99                       61    12,087,342       5.55       7.97        623    198,153     85.93       42.64      99.14
15.00 - 15.49                       10     2,122,035       0.97      8.274        655    212,203     88.46       48.76        100
15.50 - 15.99                        7     1,167,678       0.54      8.889        600    166,811     90.35       75.64        100
16.00 & Above                       20     4,648,818       2.13      9.835        587    232,441     91.02       87.44        100
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

20. Margin

                                                                                                  Weighted
                                                       Pct. Of    Weighted   Weighted               Avg.
                                                       Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                               Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Margin                        of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
0.00 - ?.01                         47   $11,275,707       5.18%      6.84%       656   $239,909     80.33%      56.30%     94.77%
0.00 - 4.99                         79    22,972,869      10.55      6.093        678    290,796     78.62       70.51        100
5.00 - 5.49                        186    50,954,651      23.39      6.556        661    273,950     80.05       41.92      98.06
5.50 - 5.99                        218    55,283,442      25.38      6.735        655    253,594     82.52       43.86      95.81
6.00 - 6.49                        152    38,800,840      17.81      6.945        640    255,269     81.54       44.49      98.98
6.50 - 6.99                        112    24,390,831       11.2      7.405        634    217,775     83.53        42.6      97.78
7.00 & Above                        67    14,141,482       6.49      8.732        616    211,067     89.72       55.73      98.69
----------------------------  --------  ------------  ---------   --------   --------  ---------  --------   ---------   --------
Total:                             861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%

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

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

Collateral Analysis                                              $787,718,285.26

                                   Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High    LTV    Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD
--------   ---------    ---    ---------------   ---------------     ----     ----    ----       ---       ---     -----
     500         524   > 65%        160,626.77              1.53%      8.40   0.00    514.73     43.12     78.67   75.34
     525         549   > 65%        155,985.20              4.51%      8.41   0.00    536.93     41.81     80.43   81.16
     550         574   > 65%        167,697.39              7.05%      8.15   0.00    563.66     41.30     84.41   90.26
     575         599   > 70%        163,157.59             12.97%      7.87   0.00    586.58     41.56     86.92   82.29
     600         624   > 70%        151,300.90             15.85%      7.53   0.00    611.99     41.85     85.50   79.92
     625         649   > 70%        170,549.91             15.68%      7.29   0.00    636.80     42.20     85.41   75.87
     650         674   > 80%        145,841.63              5.92%      7.55   0.00    660.80     41.33     93.52   77.70
     675         699   > 80%        141,349.85              3.45%      7.60   0.00    686.87     41.95     94.26   68.65
     700         724   > 80%        163,662.06              1.85%      7.25   0.00    710.93     39.42     92.66   69.11
     725         749   > 85%        165,736.38              0.93%      7.16   0.00    736.57     37.41     95.04   73.22
     750         774   > 85%        148,119.49              0.36%      7.69   0.00    763.70     36.91     95.69   49.08
     775         799   > 85%        110,637.96              0.13%      7.54   0.00    781.18     37.42     94.07   82.70
     800   max         > 85%         64,883.44              0.01%      8.60   0.00    800.00     42.79    100.00    0.00


FICO Low   % PUD    % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
--------   -----    -----------   ----------   ---------   ------------   ----------
     500    13.87         97.79        70.17        7.53          22.30         0.85         12,047,007.87
     525    11.82         99.53        66.84        5.04          28.12         2.50         35,564,625.17
     550     3.44         99.38        71.96        5.20          22.84        11.79         55,507,836.48
     575     9.13         97.92        66.43        7.29          26.28        18.00        102,136,651.22
     600     9.03         97.02        63.38        3.04          33.58        25.71        124,823,241.62
     625    10.64         94.04        53.23        1.95          44.82        31.46        123,478,138.07
     650     5.27         90.02        54.59        2.49          42.63        26.06         46,669,320.26
     675     6.11         79.67        51.80        1.26          46.94        18.88         27,139,171.15
     700     6.77         83.24        52.84        0.95          46.22        31.00         14,565,923.31
     725     2.54         82.10        59.83        0.00          40.17        22.21          7,292,400.82
     750    15.74         85.85        34.32        0.00          65.68         5.12          2,814,270.38
     775     3.40         91.44        14.75        0.00          85.25        27.12            995,741.62
     800   100.00        100.00       100.00        0.00           0.00         0.00             64,883.44


                                     Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
LTV Low      LTV High     DTI    Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD
-------      --------     ---    ---------------   ---------------     ----     ----    ----       ---       ---     -----
      60%          64%   > 50%        184,885.17              0.05%      6.90   0.00    599.70     53.85     60.30   100.00
      65%          69%   > 50%        224,140.48              0.20%      7.71   0.00    588.83     54.56     67.72    69.74
      70%          74%   > 50%        188,100.10              0.29%      6.90   0.00    613.62     53.36     71.96   100.00
      75%          79%   > 50%        199,252.71              0.83%      6.77   0.00    622.49     53.52     76.00    65.10
      80%          84%   > 50%        199,170.97              4.17%      6.70   0.00    644.73     53.44     80.23    61.90
      85%          89%   > 50%        221,656.64              0.56%      7.55   0.00    578.44     52.74     85.27    85.68
      90%          94%   > 50%        171,444.68              1.35%      7.64   0.00    615.18     52.68     90.21    75.20
      95%          99%   > 50%        163,256.01              0.77%      7.89   0.00    622.11     52.81     95.09    78.30
     100%    max         > 50%         97,278.91              1.38%      8.15   0.00    645.18     52.61    100.00    73.26


LTV Low    % PUD    % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
-------    -----    -----------   ----------   ---------   ------------   ----------
      60     0.00        100.00         0.00       20.76          79.24         0.00            369,770.33
      65     0.00        100.00        69.74       30.26           0.00         0.00          1,568,983.39
      70     0.00         97.37        79.52        8.84          11.64        11.47          2,257,201.17
      75    11.94         98.29        62.71        1.71          35.58        28.48          6,575,339.30
      80    15.74         96.42        71.44        6.66          21.90        43.77         32,863,210.51
      85    12.06        100.00        72.66        6.22          21.12        16.81          4,433,132.86
      90    13.20         83.01        81.58        5.03          13.39        23.29         10,629,569.83
      95     5.58         97.82        84.12        0.00          15.88        16.15          6,040,472.50
     100    13.95         99.56        95.87        0.00           4.13        14.78         10,895,238.26


                                     Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
DTI Low      DTI High    FICO    Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD
-------      --------    ----    ---------------   ---------------     ----     ----    ----       ---       ---     -----
      20%          24%   < 525        107,862.76              0.10%      8.60   0.00    517.92     22.79     70.06    78.82
      25%          29%   < 550        163,260.54              0.39%      8.22   0.00    531.92     27.02     72.65    75.40
      30%          34%   < 575        133,632.99              1.56%      8.32   0.00    548.68     32.02     77.90    86.14
      35%          39%   < 600        153,122.84              4.45%      8.12   0.00    567.09     37.38     82.58    85.14
      40%          44%   < 625        165,265.42              9.48%      7.80   0.00    582.95     42.01     82.94    82.83
      45%          49%   < 650        178,727.26             17.49%      7.68   0.00    598.42     47.15     83.50    78.96
      50%          54%   < 675        175,242.16             10.66%      7.38   0.00    609.69     51.40     84.59    78.03
      55%    max         < 700        142,592.22              1.88%      7.22   0.00    619.61     57.16     83.67    71.26


DTI Low    % PUD    % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
-------    -----    -----------   ----------   ---------   ------------   ----------
      20    21.18        100.00        67.17        0.00          32.84         0.00            755,039.33
      25    13.82        100.00        56.96       11.46          31.59         0.00          3,101,950.19
      30     4.58         97.05        68.81        9.57          21.62         1.88         12,294,234.86
      35     9.53         98.49        73.28        1.46          25.27        13.41         35,065,130.34
      40     8.35         98.57        65.88        5.83          28.29        17.52         74,699,969.79
      45     8.94         97.67        53.63        3.32          43.05        21.81        137,798,717.08
      50    12.33         97.79        70.18        5.43          24.38        24.07         83,940,996.44
      55    11.09         94.25        79.31        1.42          19.28        26.25         14,829,590.72


LIMITED AND STATED DOC

                                Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High        Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD    % PUD
--------   ---------        ---------------   ---------------     ----     ----    ----       ---       ---     -----    -----
     500         524             185,143.59              0.49%      8.79   0.00    513.96     42.41     74.88    71.36    4.37
     525         549             204,511.44              1.74%      8.20   0.00    536.00     41.25     74.69    79.75    8.99
     550         574             194,455.05              2.17%      8.05   0.00    564.30     38.73     80.47    88.32    4.90
     575         599             239,342.22              4.65%      7.52   0.00    588.29     42.62     83.53    80.90    7.67
     600         624             204,253.47              6.40%      7.40   0.00    613.20     42.09     82.15    75.98    8.29
     625         649             202,017.63              7.67%      7.32   0.00    637.63     42.64     81.72    75.49    8.70
     650         674             188,569.90              8.95%      7.22   0.00    661.98     42.02     82.56    67.94   14.58
     675         699             195,321.35              6.05%      7.25   0.00    686.77     42.49     83.56    67.49    5.44
     700         724             199,921.50              4.09%      7.02   0.00    711.24     42.19     81.81    68.30    8.39
     725         749             224,643.06              2.28%      7.13   0.00    735.66     42.56     82.48    61.73    4.35
     750         774             213,753.38              0.81%      7.10   0.00    761.83     38.13     84.04    58.56   23.11
     775         799             188,102.90              0.33%      6.89   0.00    783.75     40.16     82.91    71.32    6.42
     800   max                   335,103.11              0.09%      6.64   0.00    810.75     42.15     72.60   100.00    0.00


FICO Low   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
--------   -----------   ----------   ---------   ------------   ----------   ----    ----    ----
     500         95.58         0.00        0.00           0.00         2.62   27.71    0.00   13.32    3,888,015.33
     525         99.47         0.00        0.00           0.00         0.00   38.66    0.00   11.70   13,702,266.34
     550         97.24         0.00        0.00           0.00         5.97   38.92    1.40    9.42   17,112,044.42
     575         97.96         0.00        0.00           0.00        24.31   32.81    1.29    8.94   36,619,360.27
     600         96.15         0.00        0.00           0.00        28.74   28.84    1.49   12.12   50,450,607.13
     625         95.89         0.00        0.00           0.00        35.18   34.11    0.73   13.29   60,403,271.12
     650         95.51         0.00        0.00           0.00        44.30   33.17    2.01   13.37   70,525,142.39
     675         94.23         0.00        0.00           0.00        38.65   36.60    6.16    9.64   47,658,410.37
     700         95.67         0.00        0.00           0.00        35.91   25.82    9.04   12.66   32,187,360.96
     725         97.14         0.00        0.00           0.00        27.08   35.81   10.02   10.56   17,971,444.75
     750         96.20         0.00        0.00           0.00        23.78   25.72    0.00   12.38    6,412,601.38
     775         96.76         0.00        0.00           0.00        19.29   55.07    0.00    0.00    2,633,440.56
     800        100.00         0.00        0.00           0.00         0.00   67.81    0.00    0.00      670,206.22


IO LOANS

                                Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High        Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD    % PUD
--------   ---------        ---------------   ---------------     ----     ----    ----       ---       ---     -----    -----
     500         524             102,000.00              0.01%      8.13   0.00    516.00     29.87     85.00   100.00    0.00
     525         549             222,237.50              0.11%      9.16   0.00    533.63     35.20     79.95    45.16   23.91
     550         574             231,351.16              0.88%      7.77   0.00    566.36     44.23     80.67    88.53    8.74
     575         599             251,023.67              2.42%      7.63   0.00    586.29     42.22     84.51    65.25   24.68
     600         624             236,731.82              4.57%      7.10   0.00    612.72     40.49     81.10    78.41    9.49
     625         649             243,963.15              5.20%      6.88   0.00    636.34     43.03     81.41    75.78    9.67
     650         674             257,194.28              6.37%      6.70   0.00    661.02     42.19     82.07    69.25   13.57
     675         699             266,679.08              3.96%      6.62   0.00    686.12     42.64     81.35    62.56   15.85
     700         724             269,080.24              2.43%      6.50   0.00    709.99     41.63     82.35    73.65    8.55
     725         749             298,393.00              1.06%      6.42   0.00    732.83     39.05     82.73    66.18   13.49
     750         774             273,460.96              0.49%      6.11   0.00    760.36     42.93     80.76    65.73   22.78
     775         799             239,800.00              0.15%      6.28   0.00    786.03     39.50     73.85    58.88    0.00
     800    max


FICO Low   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
--------   -----------   ----------   ---------   ------------   ----------   ----    ----    ----
     500        100.00         0.00        0.00           0.00       100.00    0.00    0.00    0.00      102,000.00
     525        100.00         0.00        0.00           0.00       100.00   61.56    0.00    0.00      888,950.00
     550         99.11         0.00        0.00           0.00       100.00   31.51    0.00    6.86    6,940,534.77
     575         94.63         0.00        0.00           0.00       100.00   30.59    0.00   10.05   19,077,799.19
     600         98.90         0.00        0.00           0.00       100.00   40.17    0.98    6.91   35,983,235.90
     625         98.69         0.00        0.00           0.00       100.00   46.71    1.12    5.05   40,985,809.55
     650         97.48         0.00        0.00           0.00       100.00   49.48    0.00    5.07   50,152,884.66
     675         97.64         0.00        0.00           0.00       100.00   56.66    0.00    6.23   31,201,452.56
     700         95.86         0.00        0.00           0.00       100.00   49.88    0.00    3.94   19,104,697.33
     725         97.52         0.00        0.00           0.00       100.00   59.32    0.00   18.85    8,355,004.09
     750        100.00         0.00        0.00           0.00       100.00   74.03    0.00    5.41    3,828,453.47
     775        100.00         0.00        0.00           0.00       100.00   80.98    0.00    0.00    1,199,000.00
     800


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the

"Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

Criteria                             Group1         Group2         Total:
Gross WAC                               7.567          7.181          7.412
--------                             --------       --------       --------
FICO                                      621            648            632
FICO < 600                              35.43          18.71          28.72
FICO 600-650                            35.68          32.96          34.59
--------                             --------       --------       --------
Weighted Average CLTV                   83.28          83.24          83.26
CLTV = 80                               29.99          52.04          38.84
CLTV > 80.01                            48.39          34.76          42.92
LTV 95.01 - 100                         12.23            9.1          10.97
Full Doc %                              64.42          38.94           54.2
Stated Doc %                            32.92          56.79           42.5
--------                             --------       --------       --------
Purchases %                             38.37          75.94          53.44
CO Refi %                               54.61          23.12          41.97
Owner Occuppied                         91.97          99.29          94.91
Prepay Penalty                          74.48          80.07          76.72
DTI %                                   41.28          42.22          41.66
ARM %                                   84.37          90.67          86.89
28's                                    46.86          38.42          43.47
27's                                     9.79           4.88           7.82
1st Lien                                97.61          96.64          97.22
Average Loan Balance               138,280.92     263,149.11     170,797.55
# of Loans                              3,411          1,201          4,612
Loan Balance < $100k                    15.96           3.38          10.91
Mtg Rates > 12%                             0           0.04           0.02
Manuf Housing %                             0              0              0
--------                             --------       --------       --------
Largest State                       CA(13.93%)     CA(41.57%)     CA(25.02%)
Silend 2nd %                             21.6          43.56          30.41
IO Loans %                              20.68          38.06          27.65
5 year IO Term                          19.17          36.77          26.23
2 year IO Term                           0.79           0.96           0.86
IO Fico                                   644            657            651
IO LTV                                  82.49          81.29          81.82
IO DTI                                  41.79          42.16          41.99
IO Full Doc                             59.59          37.88           47.6
IO Purchase                             39.73          76.69          60.14

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Criteria     %      Gross WAC   ------   FICO   FICO < 600   FICO 600-650   ------   Weighted Average CLTV   CLTV = 80
-------------------------------------------------------------------------------------------------------------------------
Group1      59.88       7.567       --    621        35.43          35.68       --                   83.28       29.99
Group2      40.12       7.181       --    648        18.71          32.96       --                   83.24       52.04
Total:        100       7.412       --    632        28.72          34.59       --                   83.26       38.84


Criteria    CLTV > 80.01   LTV 95.01 - 100   Full Doc %   Stated Doc %   -----   Purchases %   CO Refi %   Owner Occuppied
--------------------------------------------------------------------------------------------------------------------------
Group1             48.39             12.23        64.42          32.92      --         38.37       54.61             91.97
Group2             34.76               9.1        38.94          56.79      --         75.94       23.12             99.29
Total:             42.92             10.97         54.2           42.5      --         53.44       41.97             94.91


Criteria    Prepay Penalty   DTI %
----------------------------------
Group1               74.48   41.28
Group2               80.07   42.22
Total:               76.72   41.66


Criteria   ARM %   28's    27's   1st Lien   Average Loan Balance   # of Loans   Loan Balance < $100k   Mtg Rates > 12%
-----------------------------------------------------------------------------------------------------------------------
Group1     84.37   46.86   9.79      97.61             138,280.92        3,411                  15.96                 0
Group2     90.67   38.42   4.88      96.64             263,149.11        1,201                   3.38              0.04
Total:     86.89   43.47   7.82      97.22             170,797.55        4,612                  10.91              0.02


Criteria   Manuf Housing %   -----   Largest State   Silend 2nd %   IO Loans %   5 year IO Term   2 year IO Term   IO Fico   IO LTV
-----------------------------------------------------------------------------------------------------------------------------------
Group1                   0      --    CA(13.93%)             21.6        20.68            19.17             0.79       644    82.49
Group2                   0      --    CA(41.57%)            43.56        38.06            36.77             0.96       657    81.29
Total:                   0      --    CA(25.02%)            30.41        27.65            26.23             0.86       651    81.82


Criteria   IO DTI   IO Full Doc   IO Purchase
---------------------------------------------
Group1      41.79         59.59         39.73
Group2      42.16         37.88         76.69
Total:      41.99          47.6         60.14


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co.

does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.

imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the

"Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

GSAMP 05-HE6

Prepay speed as indicated
Libor forward curve per Term Sheet
Severity as indicated, 100% advance, 12 month recover lag
To Maturity, trigger fail from day 1 Collateral losses calculated through life of applicable bond



                         -------------------------------------------------------------------------------------------------------
                                                                 First Dollar Losses at 100% PPC
--------------------------------------------------------------------------------------------------------------------------------
                                                    Forward Curve                               Forward Curve + 200bps
--------------------------------------------------------------------------------------------------------------------------------
                                      45% severity              55% severity              45% severity              55% severity
--------------------------------------------------------------------------------------------------------------------------------
     SDA                                     6,723                     5,050                     6,238                     4,700
     WAL                                      6.12                       7.1                      6.39                      7.36
M3   Principal Writedown          1,075.40 (0.01%)          1,293.09 (0.01%)          1,523.19 (0.01%)          3,038.67 (0.01%)
     Collateral Loss       154,848,191.80 (19.84%)   158,301,828.51 (20.28%)   148,105,285.14 (18.98%)   150,933,890.84 (19.34%)
     First $ loss time           December 25, 2015          January 25, 2016          January 25, 2016          January 25, 2016
--------------------------------------------------------------------------------------------------------------------------------


                         -------------------------------------------------------------------------------------------------------
                                                                  First Dollar Losses at 65% PPC
--------------------------------------------------------------------------------------------------------------------------------
                                                    Forward Curve                               Forward Curve + 200bps
--------------------------------------------------------------------------------------------------------------------------------
                                      45% severity              55% severity              45% severity              55% severity
--------------------------------------------------------------------------------------------------------------------------------
     SDA                                     5,157                     3,922                     4,667                     3,571
     WAL                                      9.70                     11.32                      10.4                     11.89
M3   Principal Writedown          3,158.36 (0.02%)          2,695.40 (0.01%)          2,381.28 (0.01%)          2,547.26 (0.01%)
     Collateral Loss       175,851,742.22 (22.53%)   182,943,389.76 (23.44%)   166,354,475.21 (21.32%)   172,358,954.46 (22.09%)
     First $ loss time             August 25, 2015             July 25, 2015        September 25, 2015           August 25, 2015
--------------------------------------------------------------------------------------------------------------------------------


                         -------------------------------------------------------------------------------------------------------
                                                                  First Dollar Losses at 100% PPC
--------------------------------------------------------------------------------------------------------------------------------
                                                   Forward Curve                                  Forward Curve + 200bps
--------------------------------------------------------------------------------------------------------------------------------
                                      45% severity              55% severity              45% severity              55% severity
--------------------------------------------------------------------------------------------------------------------------------
     SDA                                      3670                      2894                      3311                      2617
     WAL                                       9.2                      9.94                      9.58                     10.29
M7   Principal Writedown          1,687.60 (0.01%)          1,390.81 (0.01%)          2,437.59 (0.02%)          2,235.88 (0.02%)
     Collateral Loss       103,648,686.60 (13.28%)   105,818,770.37 (13.56%)    96,048,348.81 (12.31%)    97,769,767.01 (12.53%)
     First $ loss time           February 25, 2016         February 25, 2016            March 25, 2024         February 25, 2025
--------------------------------------------------------------------------------------------------------------------------------


                         -------------------------------------------------------------------------------------------------------
                                                                  First Dollar Losses at 65% PPC
--------------------------------------------------------------------------------------------------------------------------------
                                                  Forward Curve                                   Forward Curve + 200bps
--------------------------------------------------------------------------------------------------------------------------------
                                      45% severity              55% severity              45% severity              55% severity
--------------------------------------------------------------------------------------------------------------------------------
     SDA                                      3156                      2514                      2792                      2232
     WAL                                     13.95                     14.61                     14.62                     15.17
M7   Principal Writedown          3,901.19 (0.03%)          3,325.73 (0.03%)          1,725.66 (0.01%)          2,071.99 (0.02%)
     Collateral Loss       129,691,043.33 (16.62%)   134,645,354.52 (17.25%)   119,077,206.85 (15.26%)   123,199,811.10 (15.79%)
     First $ loss time               June 25, 2015         February 25, 2015             June 25, 2015             June 25, 2015
--------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the

"Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


------------------------------------------------------------------------------------------------------------------------------------
                       % of pool   average LTV   CLTV above 80%   CLTV above 90%   % full doc   % owner occ   ave wac   % below 100k
                       -------------------------------------------------------------------------------------------------------------
A     FICO below 600       28.72%       81.672              100           52.325       68.475         98.33      8.05         13.512
      FICO below 580       17.98%       80.336              100           83.576       71.609        99.081      8.25         13.257
      FICO below 560        9.27%       77.012              100              100       69.446         98.72     8.361         14.212
------------------------------------------------------------------------------------------------------------------------------------


                                                       ------------
                                                       $787,718,285
                                                       ------------

-------------------------------------------------------------------------------------------
                       % above 500k    % IO    ave DTI   DTI > 45%
                       -------------------------------------------------------------------------------------
A     FICO below 600         96.721    11.94     41.36      41.015       53.81       13.502   226,236,700.08
      FICO below 580         97.172    9.016     41.27      39.325      50.835        9.394   141,641,666.86
      FICO below 560            100    2.184     41.33      37.423      38.178        1.452    73,018,373.43
------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        % of pool    average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                        -----------------------------------------------------------------------------------------------------
B     LTV above 85%         34.33%        87.411      30.601       11.902       63.923        93.026     7.983         17.616
      LTV above 90%         17.11%        85.178       22.66        4.882       72.871         98.79     8.357           26.9
      LTV above 95%         10.97%        80.802      15.001        0.132       76.079        99.156     8.637         35.553
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                       % above 500k    % IO    ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
                       ------------------------------------------------------------------------------------------
B    LTV above 85%           96.742    17.08     41.52      42.311              100       49.852   270,411,849.42
     LTV above 90%           97.806    16.74     41.88      44.294              100          100   134,804,843.21
     LTV above 95%           97.336    13.56     41.76      43.733              100          100    86,416,311.59
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        % of pool    average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                        -----------------------------------------------------------------------------------------------------
C       DTI > 40%           64.88%        81.376      27.649       14.315       51.289        96.365     7.366          8.924
        DTI > 45%           40.52%        82.014      29.072       14.424       54.129            97     7.371          8.866
        DTI > 50%           10.59%         82.04      28.625       15.777       76.353        95.577     7.193         11.131
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                      % above 500k    % IO    ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
                      -------------------------------------------------------------------------------------------
C       DTI > 40%            93.577    28.97     46.75      62.449           42.201       17.095   511,106,835.43
        DTI > 45%             93.15    27.48      49.2         100           44.368       18.707   319,180,285.22
        DTI > 50%            88.528    27.69     53.19         100           45.975       21.887    83,404,538.28
-----------------------------------------------------------------------------------------------------------------
  Weighted Average DTI      41.66


-----------------------------------------------------------------------------------------------------------------------------
D                       % of pool    average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                        -----------------------------------------------------------------------------------------------------
      Non Owner Occ         94.91%        81.032      29.757       15.661       53.617           100     7.402         10.571
       Stated Docs           1.60%        78.096       6.212        4.213            0             0     7.829         14.893
     Loans below 100k        0.64%        78.251      18.737        8.533        97.12             0     8.617            100
         IO Loans            0.40%        82.074      24.722            0       80.279             0     7.355              0
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
D                       % above 500k    % IO    ave DTI   DTI > 45%   LTV > 80%   CLTV > 90%
                        -------------------------------------------------------------------------------------
      Non Owner Occ           93.924    28.47     41.91      41.414      42.303       17.814   747,590,915.58
       Stated Docs            95.529    14.06     38.07      21.084      34.299        4.898    12,607,769.87
     Loans below 100k            100     2.39     35.56      25.474      72.424       10.936     5,024,438.49
         IO Loans                100      100     41.39      38.505      57.621            0     3,125,101.10
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
E    When do IOs reset
     ---------------------------------------------------------------------------------------------------------------------
     Months to next reset (arms only)    Count    Balance ($)   % of Balance     WAC    Remaining Term   WA CLTV   WA FICO
     ---------------------------------------------------------------------------------------------------------------------
     0 - 5                                   47    11,275,707           1.43%   6.842              350    80.326   656.204
     6 - 11                                   1       132,762           0.02%   6.875              347     79.52       600
     12 - 17                                  5     1,032,999           0.13%   7.017              349    84.208   642.785
     18 - 23                                657   169,386,317          21.50%   6.912              357    81.923   650.213
     24 - 29                                 12     2,228,554           0.28%   7.163              353    85.905   628.413
     30 - 35                                130    31,965,036           4.06%    6.66              358    81.837   658.203
     36 - 41
     54 - 59                                  9   1,798,446.65          0.23%   6.746              357      75.5   640.253
     60
     Total:
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
F    Is DTI off current mortgage rate for IO    Do not have this info
---------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
G    Summary of pool per grades
     ---------------------------------------------------------------------------------------------------------------------
     Credit Grade                        Count    Balance ($)   % of Balance     WAC    Remaining Term   WA LTV    WA FICO
     ---------------------------------------------------------------------------------------------------------------------
     MS1                                    586   105,222,969.83       13.36%   7.054              346    84.967    689.45
     A                                      493   101,423,117.70       12.88%   7.013              356    82.415   655.886
     AA                                     404   86,405,793.25        10.97%   7.018              356    80.202   626.283
     A+XT                                   275   58,677,046.08         7.45%   7.364              356    84.711   661.985
     A-                                     250   52,281,999.43         6.64%   6.918              356    82.249   632.461
     A+XP                                   248   47,267,652.54         6.00%   7.213              355    83.478   629.366
     MS2                                    265   41,170,092.59         5.23%    7.49              347    85.737   636.451
     MS3                                    264   31,505,381.17         4.00%   7.887              349    84.818   610.634
--------------------------------------------------------------------------------------------------------------------------
     OTHER                              1,827.00  263,764,232.67       33.48%    7.91           351.32     83.19    596.78
                                    --------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
H    What are top 10 cities and average strats for each
     ---------------------------------------------------------------------------------------------------------------------
     Top 10 Cities of Overall Pool       Loans    Balance ($)     Balance       Rate (%)   (months)        LTV      Score
     ---------------------------------------------------------------------------------------------------------------------
     CHICAGO                                149    28,230,249           3.58%   7.272              353    83.587   640.192
     MIAMI                                54.00   10466846.06           1.33%   7.424              356    80.334   638.377
     PHOENIX                              50.00    7548051.53           0.96%   7.199              352    80.254   644.104
     SACRAMENTO                           29.00    7407021.96           0.94%   6.963              357    83.181    617.27
     LOS ANGELES                          22.00    6551660.79           0.83%   6.772              344    77.121    663.97
     SAN DIEGO                            16.00    5749023.61           0.73%   6.505              364    77.788     675.3
     ORLANDO                              36.00    5612859.13           0.71%     7.4              349    82.024   620.414
     ATLANTA                              32.00    5136394.76           0.65%    7.78              351    83.256   650.253
     LAS VEGAS                            31.00    5116230.51           0.65%   6.836              351    81.381   647.451
     SAN JOSE                             17.00    5096029.59           0.65%   6.845              342    80.803    658.71
     Other                              4176.00   700803918.5          88.97%   7.444              352    83.473   630.398


------------------------------------------------------------------------------------------------------------------------------------
I   What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
    --------------------------------------------------------------------------------------------------------------------------------
    LTV > 90  Loans  Balance ($)  % of Balance   Rate (%)  % stated Doctype  % IO Loans  % non-owner Occupied  % Fico Less Than 600
    --------------------------------------------------------------------------------------------------------------------------------
              1,223  134,804,843         17.11%     8.357             26.36       16.74                  1.21                 22.66
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
J    What is max LTv fo stated income and minimum FICO for stated income?
     MAX LTV, STATED INC.                                       100
     MIN FICO, STATED INC.                                      500
-------------------------------------------------------------------------

-------------------------------------------------------------------------
K    What is min FICO for loans above 90% LTV
     Min Fico for ltv greater than 90: 501                   539.00
-------------------------------------------------------------------------


L    Seasoning hisotry - any over 3m? YES

M    Excess spread?

N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the

"Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

Selection Criteria: GSAMP 05 HE6; IO
Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin



1. Summary

Scheduled Principal Balance: $217,819,822
Number of Mortgage Loans: 861
Average Scheduled Principal Balance: $252,985
Weighted Average Gross Coupon: 6.873%
Weighted Average Net Coupon: 6.361%
Weighted Average Current FICO Score: 651
Weighted Average Original LTV Ratio: 81.81%
Weighted Average Combined Original LTV Ratio: 81.82%
Weighted Average Stated Remaining Term (months): 357
Weighted Average Seasoning(months): 3
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 5.84%
Weighted Average Initial Rate Cap: 3.01%
Weighted Average Periodic Rate Cap: 1.31%
Weighted Average Gross Maximum Lifetime Rate: 13.45%


2. Current Principal Balance

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Current Principal Balance  of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                   1       $27,545       0.01%      9.49%       582    $27,545    100.00%     100.00%    100.00%
$50,001 - $75,000                 8       519,849       0.24      7.425        640     64,981     80.22       37.53       76.9
$75,001 - $100,000               35     3,163,494       1.45      7.344        644     90,386     80.74       52.77      96.99
$100,001 - $125,000              51     5,750,941       2.64      7.303        639    112,764     82.97       65.37      92.11
$125,001 - $150,000              99    13,710,574       6.29      7.199        642    138,491     82.01       58.49      97.91
$150,001 - $200,000             170    29,574,743      13.58      7.056        645    173,969     82.57       57.48      96.56
$200,001 - $250,000             140    31,335,604      14.39      6.977        653    223,826     81.88       52.26      96.47
$250,001 - $300,000             118    32,223,229      14.79      6.886        654    273,078     81.08       48.53      96.61
$300,001 - $350,000              64    20,696,362        9.5      6.742        655    323,381      81.6       34.68        100
$350,001 - $400,000              64    24,135,593      11.08      6.662        660    377,119     82.45       43.66      98.54
$400,001 - $450,000              37    15,809,238       7.26      6.799        641    427,277     81.58       21.68        100
$450,001 - $500,000              29    13,861,805       6.36       6.72        649    477,993     81.03       51.71      96.43
$500,001 - $550,000              13     6,771,286       3.11      6.863        644    520,868     82.31       23.68        100
$550,001 - $600,000              14     8,208,550       3.77       6.59        650    586,325     82.08        35.6        100
$600,001 - $650,000               7     4,333,121       1.99      6.755        673    619,017     84.36       56.72        100
$650,001 - $700,000               7     4,697,900       2.16      6.489        673    671,129     86.29       57.62        100
$700,001 & Above                  4     2,999,987       1.38      6.163        665    749,997     69.15         100        100
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


3. Current Rate

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Current Rate               of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                       8    $2,815,563       1.29%      5.43%       690   $351,945     77.00%     100.00%    100.00%
5.50 - 5.99                      74    22,899,869      10.51      5.785        682    309,458     76.22          74        100
6.00 - 6.49                     147    41,863,643      19.22      6.275        670    284,787     80.61       44.34        100
6.50 - 6.99                     274    73,352,846      33.68      6.737        652    267,711      81.8       40.28      98.36
7.00 - 7.49                     168    38,169,338      17.52      7.205        640    227,198     81.41       44.94      96.48
7.50 - 7.99                     111    21,601,603       9.92      7.713        627    194,609     84.09        40.7      90.27
8.00 - 8.49                      31     7,943,051       3.65      8.244        629    256,227     91.42       37.19      95.34
8.50 - 8.99                      26     4,337,150       1.99      8.707        602    166,813     91.04       61.38        100
9.00 & Above                     22     4,836,757       2.22      9.831        587    219,853      91.2       87.93        100
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


4. Credit Score

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Credit Score               of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
740 & Above                      23    $6,478,352       2.97%      6.34%       761   $281,667     79.63%      49.42%     96.81%
720 - 739                        32     9,119,448       4.19      6.362        729    284,983     83.15        46.8       98.4
700 - 719                        63    16,889,355       7.75      6.493        708    268,085     82.19       38.83      96.18
680 - 699                        95    25,487,652       11.7      6.632        688    268,291     81.62       39.67      97.11
660 - 679                       128    33,780,018      15.51      6.621        668    263,906      81.9       31.57      99.03
640 - 659                       145    36,059,327      16.55      6.797        650    248,685     81.65       46.51      96.75
620 - 639                       142    34,514,319      15.85      6.901        630    243,059     81.68          49      99.14
600 - 619                       122    28,482,067      13.08      7.155        610    233,460     80.72       63.96      98.61
580 - 599                        57    14,238,287       6.54      7.465        589    249,795     84.22       47.26       92.8
560 - 579                        45    11,176,013       5.13      7.851        572    248,356     82.59       78.42      99.45
540 - 559                         5       879,035        0.4      9.342        550    175,807     81.38         100        100
520 - 539                         3       613,950       0.28      8.897        529    204,650     80.57         100        100
500 - 519                         1       102,000       0.05      8.125        516    102,000        85           0        100
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


5. Lien

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Lien                       of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
1                               860  $217,792,277      99.99%      6.87%       651   $253,247     81.82%      47.59%     97.70%
2                                 1        27,545       0.01       9.49        582     27,545       100         100        100
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


6. Combined Original LTV

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Combined Original LTV      of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
60.00 & Below                    11    $3,375,283       1.55%      6.32%       642   $306,844     53.78%      96.15%     94.06%
60.01 - 70.00                    30     7,194,888        3.3      6.317        637    239,830     66.72       66.91      98.55
70.01 - 80.00                   577   146,437,263      67.23      6.703        658    253,791     79.31       42.22      98.71
80.01 - 85.00                    54    14,622,773       6.71      7.059        617    270,792     84.27       47.17      92.31
85.01 - 90.00                    94    23,628,174      10.85      7.413        635    251,364     89.78       41.13      92.81
90.01 - 95.00                    43    10,847,484       4.98      7.339        642    252,267     94.44       65.58        100
95.01 - 100.00                   52    11,713,957       5.38      7.751        660    225,268     99.83       85.95        100
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


7. Original LTV

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Original LTV               of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
60.00 & Below                    12    $3,402,827       1.56%      6.34%       642   $283,569     54.16%      96.18%     94.11%
60.01 - 70.00                    30     7,194,888        3.3      6.317        637    239,830     66.72       66.91      98.55
70.01 - 80.00                   577   146,437,263      67.23      6.703        658    253,791     79.31       42.22      98.71
80.01 - 85.00                    54    14,622,773       6.71      7.059        617    270,792     84.27       47.17      92.31
85.01 - 90.00                    94    23,628,174      10.85      7.413        635    251,364     89.78       41.13      92.81
90.01 - 95.00                    43    10,847,484       4.98      7.339        642    252,267     94.44       65.58        100
95.01 - 100.00                   51    11,686,412       5.37      7.747        660    229,145     99.83       85.92        100
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


8. Documentation

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Documentation              of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
STATED                          399  $107,189,703      49.21%      6.92%       661   $268,646     81.45%       0.00%     98.35%
FULL                            435   103,685,516       47.6      6.831        643    238,358     82.28         100      97.46
LIMITED                          26     6,705,478       3.08      6.819        617    257,903     80.78           0      90.81
NO DOC                            1       239,124       0.11        6.2        671    239,124        80           0        100
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------



9. Purpose

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Purpose                    of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
PURCHASE                        525  $130,989,416      60.14%      6.85%       661   $249,504     81.63%      41.43%     98.81%
CASHOUT REFI                    296    77,911,868      35.77      6.909        639    263,216     82.57       56.65      96.41
RATE/TERM REFI                   40     8,918,538       4.09      6.915        625    222,963     78.13       59.27      92.59
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


10. Occupancy

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Occupancy                  of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                  835  $212,802,146      97.70%      6.86%       651   $254,853     81.81%      47.49%    100.00%
INVESTOR                         23     4,694,111       2.16      7.425        651    204,092     82.56       54.69          0
SECOND HOME                       3       323,564       0.15      6.797        653    107,855     80.83       19.04          0
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


11. Property Type

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Property Type              of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY                   615  $155,444,788      71.36%      6.83%       649   $252,756     81.93%      47.62%     97.96%
PUD                             103    28,291,639      12.99      6.927        649    274,676     81.58       52.31        100
CONDO                            88    19,369,568       8.89      6.867        663    220,109     80.88       48.91      96.58
2-4 FAMILY                       37    10,771,949       4.95      7.389        664    291,134     82.51       36.91      89.06
TOWNHOUSE                        18     3,941,878       1.81       6.86        651    218,993     82.08       35.84        100
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


12. State

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
State                      of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
CA                              311  $102,954,839      47.27%      6.59%       660   $331,044     79.99%      35.88%     98.19%
IL                               58    14,761,806       6.78      6.818        650    254,514     83.68       45.88      94.19
MD                               58    14,689,679       6.74      6.913        641    253,270     82.06        48.2        100
FL                               72    13,969,299       6.41      7.305        651    194,018     84.32          59      95.58
MN                               58     9,750,490       4.48      7.231        623    168,112     84.25       77.03      89.89
AZ                               47     9,346,687       4.29      6.989        645    198,866     80.59       61.56      98.29
VA                               23     6,442,167       2.96      7.387        630    280,094     82.77       51.08        100
WA                               22     5,477,992       2.51      6.709        642    249,000     82.76       77.62        100
NV                               20     4,201,250       1.93      6.906        672    210,062     80.26       44.29      97.52
CO                               20     4,064,111       1.87      7.008        642    203,206     82.77       57.02        100
Other                           172    32,161,501      14.77      7.353        645    186,985     85.01       61.13      98.66
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------



13. Zip

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Zip                        of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
94533                             6    $2,101,880       0.96%      6.48%       650   $350,313     80.00%      13.55%    100.00%
92880                             4     1,839,900       0.84      6.941        651    459,975     78.26           0        100
94565                             5     1,614,800       0.74      6.583        675    322,960     78.82       56.35      84.64
95376                             3     1,477,000       0.68      6.672        698    492,333     76.91       26.27        100
95687                             3     1,378,040       0.63      5.888        675    459,347     76.09         100        100
94509                             3     1,276,480       0.59      6.891        670    425,493     82.96           0        100
93907                             2     1,179,200       0.54      6.598        667    589,600        80           0        100
92027                             3     1,176,000       0.54      6.604        643    392,000        80       35.71        100
95838                             5     1,138,007       0.52      6.778        656    227,601      79.4       63.39      61.65
94521                             3     1,064,000       0.49      6.744        659    354,667     80.92       19.55        100
Other                           824   203,574,515      93.46      6.891        650    247,056     82.01       48.82      97.87
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


14. Remaining Months to Maturity

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
Remaining                   Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Months to Maturity         of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
1 - 180                           1      $473,000       0.22%      7.00%       619   $473,000     70.60%     100.00%    100.00%
241 - 360                       860   217,346,822      99.78      6.873        651    252,729     81.85       47.49      97.69
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


15. Amortization Type

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Amortization Type          of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
2 YR ARM IO                     663  $170,552,078      78.30%      6.91%       650   $257,243     81.93%      50.23%     97.72%
3 YR ARM IO                     142    34,193,590       15.7      6.693        656    240,800      82.1       31.55      98.93
FIXED IO                         47    11,275,707       5.18      6.842        656    239,909     80.33        56.3      94.77
5 YR ARM IO                       9     1,798,447       0.83      6.746        640    199,827      75.5       48.81      90.66
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


16. Initial Periodic Cap

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Initial Periodic Cap       of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
<= 0.00                          47   $11,275,707       5.18%      6.84%       656   $239,909     80.33%      56.30%     94.77%
1.51 - 2.00                     322    86,394,053      39.66      6.858        662    268,305     82.05       71.34      99.28
2.51 - 3.00                     346    90,487,903      41.54      6.827        646    261,526     81.25       21.93      98.84
5.51 - 6.00                     146    29,662,159      13.62      7.067        635    203,165     83.48       53.45       90.7
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


17. Periodic Cap

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Periodic Cap               of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
<= 0.00                          47   $11,275,707       5.18%      6.84%       656   $239,909     80.33%      56.30%     94.77%
0.51 - 1.00                     332    76,919,653      35.31      6.996        637    231,686     81.47       35.81      95.26
1.01 - 1.50                     482   129,624,462      59.51      6.802        660    268,930     82.17       53.84       99.4
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


18. Months to Rate Reset

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Months to Rate Reset       of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
<= 0                             47   $11,275,707       5.18%      6.84%       656   $239,909     80.33%      56.30%     94.77%
12-Jan                            4       774,061       0.36      6.671        641    193,515     82.68       41.44        100
13 - 24                         659   169,778,017      77.94      6.913        650    257,630     81.93       50.27      97.71
25 - 36                         142    34,193,590       15.7      6.693        656    240,800      82.1       31.55      98.93
49 & Above                        9     1,798,447       0.83      6.746        640    199,827      75.5       48.81      90.66
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------



19. Life Maximum Rate

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Life Maximum Rate          of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
0.00 - ?.01                      47   $11,275,707       5.18%      6.84%       656   $239,909     80.33%      56.30%     94.77%
0.00 - 11.99                     29     7,698,877       3.53      5.758        659    265,479     74.94       63.42        100
12.00 - 12.49                    43    11,087,158       5.09      6.131        670    257,841     79.03       36.96        100
12.50 - 12.99                   176    48,539,603      22.28      6.468        659    275,793     79.11       53.88      97.43
13.00 - 13.49                   179    47,390,209      21.76      6.605        656    264,750     80.51       50.25      99.08
13.50 - 13.99                   190    47,769,103      21.93      6.936        650    251,416      83.7       38.73       96.4
14.00 - 14.49                    99    24,033,292      11.03       7.46        643    242,761     85.52        36.4      96.15
14.50 - 14.99                    61    12,087,342       5.55       7.97        623    198,153     85.93       42.64      99.14
15.00 - 15.49                    10     2,122,035       0.97      8.274        655    212,203     88.46       48.76        100
15.50 - 15.99                     7     1,167,678       0.54      8.889        600    166,811     90.35       75.64        100
16.00 & Above                    20     4,648,818       2.13      9.835        587    232,441     91.02       87.44        100
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


20. Margin

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                    Pct. Of    Weighted   Weighted               Avg.
                                                    Pool By      Avg.       Avg.      Avg.     Combined                 Pct.
                            Number    Principal    Principal    Gross     Current   Principal  Original   Pct. Full    Owner
Margin                     of Loans    Balance      Balance     Coupon      FICO     Balance     LTV         Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
0.00 - ?.01                      47   $11,275,707       5.18%      6.84%       656   $239,909     80.33%      56.30%     94.77%
0.00 - 4.99                      79    22,972,869      10.55      6.093        678    290,796     78.62       70.51        100
5.00 - 5.49                     186    50,954,651      23.39      6.556        661    273,950     80.05       41.92      98.06
5.50 - 5.99                     218    55,283,442      25.38      6.735        655    253,594     82.52       43.86      95.81
6.00 - 6.49                     152    38,800,840      17.81      6.945        640    255,269     81.54       44.49      98.98
6.50 - 6.99                     112    24,390,831       11.2      7.405        634    217,775     83.53        42.6      97.78
7.00 & Above                     67    14,141,482       6.49      8.732        616    211,067     89.72       55.73      98.69
-------------------------------------------------------------------------------------------------------------------------------
Total:                          861  $217,819,822     100.00%      6.87%       651   $252,985     81.82%      47.60%     97.70%
-------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior
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Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed
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to you is conditioned on the securities having the characteristics described in
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consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the

"Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration
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complete information about the Depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC website at
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request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN
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MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT
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DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF
THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                              GSAMP 2005-HE6
                                               $741,802,000
                        60% Severity / 6 Month Lag / Triggers Failing / To Maturity

                                                               Libor Fwd                           Libor Fwd
Class   Moody's   S&P    Fitch   Class Size   WAL   % of Cap      CDR     Libor Fwd Cum Losses      +200 CDR
------------------------------------------------------------------------------------------------------------
 M1       Aa1     AA+     AA+                                    26.97   198,484,246.13 (25.43%)       25.90
 M2       Aa2      AA     AA                                     21.87   172,463,040.36 (22.10%)       20.81
 M3       Aa3     AA-     AA-                                    18.73   153,769,895.93 (19.70%)       17.69
 M4       A1       A+     A+                                     16.52   140,125,247.73 (17.95%)       15.51
 M5       A2       A       A                                     14.46   126,579,960.06 (16.22%)       13.46
 M6       A3       A-     A-                                     12.73   111,838,132.50 (14.33%)       11.75
 M7      Baa1     BBB+   BBB+                                    11.12    97,669,858.99 (12.51%)       10.16
 M8      Baa2     BBB     BBB                                    10.02    88,125,502.55 (11.29%)        9.07
 M9      Baa3     BBB-   BBB-                                     8.79    77,424,258.24  (9.92%)        7.85
------------------------------------------------------------------------------------------------------------


Class   Libor Fwd +200 Cum Losses     Initial Subordination   Px talk   Circled   Allocation   Final Px
-------------------------------------------------------------------------------------------------------
 M1       193,608,078.72 (24.81%)
 M2       166,693,292.49 (21.36%)
 M3       147,537,881.15 (18.90%)
 M4       133,628,720.02 (17.12%)
 M5       119,687,192.25 (15.34%)
 M6       104,903,952.74 (13.44%)
 M7        90,732,129.68 (11.63%)
 M8        81,135,086.22 (10.40%)
 M9         70,357,196.21 (9.02%)
-------------------------------------------------------------------------------------------------------
Lead Manager                          FULLY FUNDED OC         Px Date
Co Managers                           TRUE/FALSE
Expected Settlement
Legal Final



Issuer

Originators
1st                                       MERITAGE                      27.48%
2nd                                       FNLC                          20.87%
3rd                                       ACOUSTIC                      18.38%
4th                                       FREMONT                       17.49%
5th                                       GS CONDUIT                    15.77%
Servicer
1st                                       Ocwen
2nd                                       Wells Fargo                  (Master)
3rd


% ARMS                                             86.89
% IO's                                             27.65
                                          ---------------
% 1st Lien                                         97.22
                                          ---------------
% 2nd Lien                                          2.78
                                          ---------------
% Full Doc                                          54.2
% Stated Doc                                        42.5
% Limited Doc                                       3.23

WA Gross Coupon
WA Gross Coupon                                  741.20%
WA FICO                                              632
WA CLTV                                            83.26
WA Loan Size                                 $170,797.55
                                          ---------------
# of  Mtge Loans                                   4,612
                                          ---------------


Geographic Distribution
1st                                      25.02
2nd                                      10.62
3rd                                      10.42
4th                                       5.74
5th                                       3.66





% Purchase                               41.97
% Cash Out                               41.97

% Refi                                    4.58
% Owner Occ                              94.91





OC                                       4.95%
% MI                                         0


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Collateral Analysis                                              $787,718,285.26


                                        Wtd Avg         Percent of       Wtd Avg            Wtd Avg    Wtd Avg    Wtd Avg
FICO Low    FICO High      LTV      Current Balance   Current Balance     GWAC      % MI      FICO       DTI        LTV
--------------------------------------------------------------------------------------------------------------------------
500                 524    > 65%         160,626.77              1.53%      8.40     0.00     514.73      43.12      78.67
525                 549    > 65%         155,985.20              4.51%      8.41     0.00     536.93      41.81      80.43
550                 574    > 65%         167,697.39              7.05%      8.15     0.00     563.66      41.30      84.41
575                 599    > 70%         163,157.59             12.97%      7.87     0.00     586.58      41.56      86.92
600                 624    > 70%         151,300.90             15.85%      7.53     0.00     611.99      41.85      85.50
625                 649    > 70%         170,549.91             15.68%      7.29     0.00     636.80      42.20      85.41
650                 674    > 80%         145,841.63              5.92%      7.55     0.00     660.80      41.33      93.52
675                 699    > 80%         141,349.85              3.45%      7.60     0.00     686.87      41.95      94.26
700                 724    > 80%         163,662.06              1.85%      7.25     0.00     710.93      39.42      92.66
725                 749    > 85%         165,736.38              0.93%      7.16     0.00     736.57      37.41      95.04
750                 774    > 85%         148,119.49              0.36%      7.69     0.00     763.70      36.91      95.69
775                 799    > 85%         110,637.96              0.13%      7.54     0.00     781.18      37.42      94.07
800 max                    > 85%          64,883.44              0.01%      8.60     0.00     800.00      42.79     100.00



FICO Low    % SFD      % PUD     % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
--------------------------------------------------------------------------------------------------------------------
500           75.34      13.87         97.79        70.17        7.53          22.30         0.85      12,047,007.87
525           81.16      11.82         99.53        66.84        5.04          28.12         2.50      35,564,625.17
550           90.26       3.44         99.38        71.96        5.20          22.84        11.79      55,507,836.48
575           82.29       9.13         97.92        66.43        7.29          26.28        18.00     102,136,651.22
600           79.92       9.03         97.02        63.38        3.04          33.58        25.71     124,823,241.62
625           75.87      10.64         94.04        53.23        1.95          44.82        31.46     123,478,138.07
650           77.70       5.27         90.02        54.59        2.49          42.63        26.06      46,669,320.26
675           68.65       6.11         79.67        51.80        1.26          46.94        18.88      27,139,171.15
700           69.11       6.77         83.24        52.84        0.95          46.22        31.00      14,565,923.31
725           73.22       2.54         82.10        59.83        0.00          40.17        22.21       7,292,400.82
750           49.08      15.74         85.85        34.32        0.00          65.68         5.12       2,814,270.38
775           82.70       3.40         91.44        14.75        0.00          85.25        27.12         995,741.62
800 max        0.00     100.00        100.00       100.00        0.00           0.00         0.00          64,883.44


                                        Wtd Avg         Percent of       Wtd Avg            Wtd Avg    Wtd Avg    Wtd Avg
LTV Low      LTV High      DTI      Current Balance   Current Balance     GWAC      % MI      FICO       DTI        LTV
--------------------------------------------------------------------------------------------------------------------------
60%                  64%   > 50%         184,885.17              0.05%      6.90     0.00     599.70      53.85      60.30
65%                  69%   > 50%         224,140.48              0.20%      7.71     0.00     588.83      54.56      67.72
70%                  74%   > 50%         188,100.10              0.29%      6.90     0.00     613.62      53.36      71.96
75%                  79%   > 50%         199,252.71              0.83%      6.77     0.00     622.49      53.52      76.00
80%                  84%   > 50%         199,170.97              4.17%      6.70     0.00     644.73      53.44      80.23
85%                  89%   > 50%         221,656.64              0.56%      7.55     0.00     578.44      52.74      85.27
90%                  94%   > 50%         171,444.68              1.35%      7.64     0.00     615.18      52.68      90.21
95%                  99%   > 50%         163,256.01              0.77%      7.89     0.00     622.11      52.81      95.09
100% max                   > 50%          97,278.91              1.38%      8.15     0.00     645.18      52.61     100.00


LTV Low      % SFD      % PUD     % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
---------------------------------------------------------------------------------------------------------------------
60%           100.00       0.00        100.00         0.00       20.76          79.24         0.00         369,770.33
65%            69.74       0.00        100.00        69.74       30.26           0.00         0.00       1,568,983.39
70%           100.00       0.00         97.37        79.52        8.84          11.64        11.47       2,257,201.17
75%            65.10      11.94         98.29        62.71        1.71          35.58        28.48       6,575,339.30
80%            61.90      15.74         96.42        71.44        6.66          21.90        43.77      32,863,210.51
85%            85.68      12.06        100.00        72.66        6.22          21.12        16.81       4,433,132.86
90%            75.20      13.20         83.01        81.58        5.03          13.39        23.29      10,629,569.83
95%            78.30       5.58         97.82        84.12        0.00          15.88        16.15       6,040,472.50
100% max       73.26      13.95         99.56        95.87        0.00           4.13        14.78      10,895,238.26


                                   Wtd Avg         Percent of       Wtd Avg            Wtd Avg    Wtd Avg    Wtd Avg
DTI Low    DTI High    FICO    Current Balance   Current Balance     GWAC      % MI      FICO       DTI        LTV
---------------------------------------------------------------------------------------------------------------------
20%             24%   < 525         107,862.76              0.10%      8.60     0.00     517.92      22.79      70.06
25%             29%   < 550         163,260.54              0.39%      8.22     0.00     531.92      27.02      72.65
30%             34%   < 575         133,632.99              1.56%      8.32     0.00     548.68      32.02      77.90
35%             39%   < 600         153,122.84              4.45%      8.12     0.00     567.09      37.38      82.58
40%             44%   < 625         165,265.42              9.48%      7.80     0.00     582.95      42.01      82.94
45%             49%   < 650         178,727.26             17.49%      7.68     0.00     598.42      47.15      83.50
50%             54%   < 675         175,242.16             10.66%      7.38     0.00     609.69      51.40      84.59
55% max               < 700         142,592.22              1.88%      7.22     0.00     619.61      57.16      83.67


DTI Low    % SFD      % PUD     % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
-------------------------------------------------------------------------------------------------------------------
20%          78.82      21.18        100.00        67.17        0.00          32.84         0.00         755,039.33
25%          75.40      13.82        100.00        56.96       11.46          31.59         0.00       3,101,950.19
30%          86.14       4.58         97.05        68.81        9.57          21.62         1.88      12,294,234.86
35%          85.14       9.53         98.49        73.28        1.46          25.27        13.41      35,065,130.34
40%          82.83       8.35         98.57        65.88        5.83          28.29        17.52      74,699,969.79
45%          78.96       8.94         97.67        53.63        3.32          43.05        21.81     137,798,717.08
50%          78.03      12.33         97.79        70.18        5.43          24.38        24.07      83,940,996.44
55% max      71.26      11.09         94.25        79.31        1.42          19.28        26.25      14,829,590.72


LIMITED AND STATED DOC

                           Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD    % PUD
-------------------------------------------------------------------------------------------------------------------------
500              524        185,143.59              0.49%      8.79   0.00    513.96     42.41     74.88    71.36    4.37
525              549        204,511.44              1.74%      8.20   0.00    536.00     41.25     74.69    79.75    8.99
550              574        194,455.05              2.17%      8.05   0.00    564.30     38.73     80.47    88.32    4.90
575              599        239,342.22              4.65%      7.52   0.00    588.29     42.62     83.53    80.90    7.67
600              624        204,253.47              6.40%      7.40   0.00    613.20     42.09     82.15    75.98    8.29
625              649        202,017.63              7.67%      7.32   0.00    637.63     42.64     81.72    75.49    8.70
650              674        188,569.90              8.95%      7.22   0.00    661.98     42.02     82.56    67.94   14.58
675              699        195,321.35              6.05%      7.25   0.00    686.77     42.49     83.56    67.49    5.44
700              724        199,921.50              4.09%      7.02   0.00    711.24     42.19     81.81    68.30    8.39
725              749        224,643.06              2.28%      7.13   0.00    735.66     42.56     82.48    61.73    4.35
750              774        213,753.38              0.81%      7.10   0.00    761.83     38.13     84.04    58.56   23.11
775              799        188,102.90              0.33%      6.89   0.00    783.75     40.16     82.91    71.32    6.42
800 max                     335,103.11              0.09%      6.64   0.00    810.75     42.15     72.60   100.00    0.00


FICO Low   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
-------------------------------------------------------------------------------------------------------------------
500              95.58         0.00        0.00           0.00         2.62   27.71    0.00   13.32    3,888,015.33
525              99.47         0.00        0.00           0.00         0.00   38.66    0.00   11.70   13,702,266.34
550              97.24         0.00        0.00           0.00         5.97   38.92    1.40    9.42   17,112,044.42
575              97.96         0.00        0.00           0.00        24.31   32.81    1.29    8.94   36,619,360.27
600              96.15         0.00        0.00           0.00        28.74   28.84    1.49   12.12   50,450,607.13
625              95.89         0.00        0.00           0.00        35.18   34.11    0.73   13.29   60,403,271.12
650              95.51         0.00        0.00           0.00        44.30   33.17    2.01   13.37   70,525,142.39
675              94.23         0.00        0.00           0.00        38.65   36.60    6.16    9.64   47,658,410.37
700              95.67         0.00        0.00           0.00        35.91   25.82    9.04   12.66   32,187,360.96
725              97.14         0.00        0.00           0.00        27.08   35.81   10.02   10.56   17,971,444.75
750              96.20         0.00        0.00           0.00        23.78   25.72    0.00   12.38    6,412,601.38
775              96.76         0.00        0.00           0.00        19.29   55.07    0.00    0.00    2,633,440.56
800 max         100.00         0.00        0.00           0.00         0.00   67.81    0.00    0.00      670,206.22


IO LOANS

                           Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD    % PUD
-------------------------------------------------------------------------------------------------------------------------
500              524        102,000.00              0.01%      8.13   0.00    516.00     29.87     85.00   100.00    0.00
525              549        222,237.50              0.11%      9.16   0.00    533.63     35.20     79.95    45.16   23.91
550              574        231,351.16              0.88%      7.77   0.00    566.36     44.23     80.67    88.53    8.74
575              599        251,023.67              2.42%      7.63   0.00    586.29     42.22     84.51    65.25   24.68
600              624        236,731.82              4.57%      7.10   0.00    612.72     40.49     81.10    78.41    9.49
625              649        243,963.15              5.20%      6.88   0.00    636.34     43.03     81.41    75.78    9.67
650              674        257,194.28              6.37%      6.70   0.00    661.02     42.19     82.07    69.25   13.57
675              699        266,679.08              3.96%      6.62   0.00    686.12     42.64     81.35    62.56   15.85
700              724        269,080.24              2.43%      6.50   0.00    709.99     41.63     82.35    73.65    8.55
725              749        298,393.00              1.06%      6.42   0.00    732.83     39.05     82.73    66.18   13.49
750              774        273,460.96              0.49%      6.11   0.00    760.36     42.93     80.76    65.73   22.78
775              799        239,800.00              0.15%      6.28   0.00    786.03     39.50     73.85    58.88    0.00
800 max



FICO Low   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
-------------------------------------------------------------------------------------------------------------------
500             100.00         0.00        0.00           0.00       100.00    0.00    0.00    0.00      102,000.00
525             100.00         0.00        0.00           0.00       100.00   61.56    0.00    0.00      888,950.00
550              99.11         0.00        0.00           0.00       100.00   31.51    0.00    6.86    6,940,534.77
575              94.63         0.00        0.00           0.00       100.00   30.59    0.00   10.05   19,077,799.19
600              98.90         0.00        0.00           0.00       100.00   40.17    0.98    6.91   35,983,235.90
625              98.69         0.00        0.00           0.00       100.00   46.71    1.12    5.05   40,985,809.55
650              97.48         0.00        0.00           0.00       100.00   49.48    0.00    5.07   50,152,884.66
675              97.64         0.00        0.00           0.00       100.00   56.66    0.00    6.23   31,201,452.56
700              95.86         0.00        0.00           0.00       100.00   49.88    0.00    3.94   19,104,697.33
725              97.52         0.00        0.00           0.00       100.00   59.32    0.00   18.85    8,355,004.09
750             100.00         0.00        0.00           0.00       100.00   74.03    0.00    5.41    3,828,453.47
775             100.00         0.00        0.00           0.00       100.00   80.98    0.00    0.00    1,199,000.00
800 max


Criteria       All in LTV     including silent 2nds            % IO
Group1          1st Lien             88.31                     21.18
Group1          2nd Lien             99.57                     0.244
Group2          1st Lien             93.96                     39.38
Group2          2nd Lien             98.84                         0
Total:                               90.81                     27.65

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